SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. [    ]

Post-Effective Amendment No. [    ]

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ.	ARTHUR J. BROWN, ESQ.
AXA Equitable Life Insurance Company	Kirkpatrick & Lockhart LLP
1290 Avenue of the Americas	1800 Massachusetts Ave., NW,
New York, New York 10104	2nd Floor
Washington, DC 20036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Class A, Class B, Class C and Class Y shares of beneficial interest in the series of the registrant designated as the AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Core Bond Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 811-10507 and 333-70752).

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet
Contents of Registration Statement
Letter to Shareholders
Notice of Special Meeting
Part A - Proxy Statement/Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Technology Fund

Enterprise Total Return Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

                    , 2005

Dear Shareholder:

I ask for your vote on important matters affecting the Enterprise Technology Fund and Enterprise Total Return Fund (each, a “Fund” and collectively, the “Funds,” each of which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), that will be considered at a special meeting of shareholders to be held on April 20, 2005.

The Corporation’s Board of Directors (the “Board” or the “Board of Directors”) has called this meeting to request shareholder approval of the merger of each Fund into a series of AXA Enterprise Multimanager Funds Trust (the “Trust”), which is managed by the AXA Equitable Life Insurance Company (“AXA Equitable”). In particular, you will be asked to approve the merger of:

(1)	The Enterprise Technology Fund into the AXA Enterprise Multimanager Technology Fund; and

(2)	The Enterprise Total Return Fund into the AXA Enterprise Multimanager Core Bond Fund.

As a shareholder of one or more Funds, you are asked to review the enclosed combined Proxy Statement and Prospectus carefully and to cast your vote on the proposals. The Board of Directors recommends a vote “FOR” each of the proposals.

Following the acquisition of The MONY Group, Inc. by AXA Financial, Inc. (“AXA Financial”) on July 8, 2004, Enterprise Capital Management, Inc. (“Enterprise Capital”), the Corporation’s investment manager, and AXA Equitable (collectively, the “Managers”) reviewed the operations of the Corporation and the Trust and determined that it would be in the best interests of each Fund’s shareholders to combine similar mutual funds offered by the Managers. They determined that these actions would strengthen their mutual fund offerings in various asset categories and facilitate the marketing of shares of the AXA Equitable family of mutual funds, which potentially could lead to increased cash flows and growth in assets and the resulting benefits to shareholders. The Board of Directors has approved these proposals.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by voting by telephone, through the Internet or in person. We have retained an outside firm that specializes in proxy solicitations (the “proxy solicitor”) to assist us with any necessary follow up. If we do not hear from you by                     , 2005, the proxy solicitor may contact you. If you have any questions about the proposals or the voting instructions, please call us at [800-368-3527].

Very truly yours,

Steven M. Joenk President The Enterprise Group of Funds, Inc.

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Technology Fund

Enterprise Total Return Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 20, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the Enterprise Technology Fund and Enterprise Total Return Fund (each, a “Fund”), each of which is a series of The Enterprise Group of Funds, Inc. (“Corporation”), will be held on Wednesday, April 20, 2005, at             , Eastern time, at the offices of AXA Equitable Life Insurance Company, located at 1290 Avenue of the Americas, New York, New York 10104, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Agreement”), which provides for the reorganization of the Enterprise Technology Fund, a series of the Corporation, into the AXA Enterprise Multimanager Technology Fund, a series of the Trust.

2.	To approve the Reorganization Agreement, which provides for the reorganization of the Enterprise Total Return Fund, a series of the Corporation, into the AXA Enterprise Multimanager Core Bond Fund, a series of the Trust.

3.	To transact such other business as may properly come before the meeting or any adjournments thereof

Shareholders of record as of the close of business on January 24, 2005, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors,

Patricia Louie
Assistant Secretary

                    , 2005

New York, New York

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the January 24, 2005 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the proposals described above.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the proxy card to vote, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll free number listed on the enclosed proxy card(s). To vote via the Internet, please access the website listed on your proxy card(s). Shares that are registered in your name, as well as shares held in “street name” through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the “control” number(s) that appear on your proxy card(s). However, any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Corporation may be voted only in person or by written proxy. If we do not receive your completed proxy card by                     , 2005, you may be contacted by our proxy solicitor.

If proxy cards submitted by corporations and partnerships are not signed by the appropriate persons as set forth in the voting instructions on the proxy cards, they will not be voted.

ii

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp. John Doe, Treasurer

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner

(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr., UGMA/UTMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

iii

COMBINED PROXY STATEMENT AND PROSPECTUS

Dated:                     , 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Technology Fund

Enterprise Total Return Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Core Bond Fund

1290 Avenue of the Americas

New York, New York 10104

This is a Proxy Statement for the Enterprise Technology Fund and Enterprise Total Return Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each of which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), which is a Maryland corporation that is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. This is also a Prospectus for the AXA Enterprise Multimanager Technology Fund and AXA Enterprise Multimanager Core Bond Fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), each of which is a series of the AXA Enterprise Multimanager Funds Trust (the “Trust”), which is a Delaware statutory trust that also is registered with the SEC as an open-end management investment company.

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to shareholders of the Acquired Funds in connection with the solicitation of proxies by, and on behalf of, the Corporation’s Board of Directors (the “Board of Directors” or the “Board”) to be used at a Special Meeting of Shareholders of each Acquired Fund to be held at the offices of AXA Equitable Life Insurance Company (“AXA Equitable”), located at 1290 Avenue of the Americas, New York, New York 10104, on April 20, 2005, at             , Eastern time, and at any adjournments thereof (the “Meeting”). We made copies of this Proxy Statement/Prospectus available to shareholders of the Acquired Funds beginning on or about February 1, 2005. Each of the Corporation and the Trust is referred to herein as a “Company.” Each Acquired Fund and Acquiring Fund is referred to herein as a “Fund.”

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The matters that the Board of Directors expects will come before the Meeting, and the shareholders entitled to vote on such matters, are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve an Agreement and Plan of Reorganization and Termination (the “Reorganization Agreement”) that provides for the reorganization of the Enterprise Technology Fund, a series of the Corporation, into the AXA Enterprise Multimanager Technology Fund, a series of the Trust.	Shareholders of the Enterprise Technology Fund

2. To approve a Reorganization Agreement that provides for the reorganization of the Enterprise Total Return Fund, a series of the Corporation, into the AXA Enterprise Multimanager Core Bond Fund, a series of the Trust.	Shareholders of the Enterprise Total Return Fund

3. To transact such other business as may properly come before the meeting or any adjournments thereof.	Each Acquired Fund, as applicable

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting. The following documents have been filed with the SEC and are incorporated by this reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information, each dated May 3, 2004, as supplemented, of the Corporation (File Nos. 2-28097 and 811-01582), which contain additional information about the Acquired Funds; and

2.	A Statement of Additional Information of the Trust related to this Proxy Statement/Prospectus, dated , 2005, which contains additional information about the Reorganizations.

For a free copy of any of the above documents, please call or write the Corporation at the above phone number or address.

Copies of the Corporation’s most recent annual report, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of the Corporation’s annual report by writing The Enterprise Group of Funds, Inc., 3343 Peachtree Rd., Atlanta, Georgia 30326, or by calling 1-800-432-4320.

Each Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Company must file certain reports and other information with the SEC. You can copy and review information about each Company at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about each Company is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549.

TABLE OF CONTENTS

VOTING INFORMATION	1
SUMMARY	3
The Proposed Reorganizations	3
Tax Consequences of the Reorganizations	3
PROPOSAL 1: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE TECHNOLOGY FUND INTO THE AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND	4
Comparison of Investment Objectives, Policies and Strategies	5
Comparative Fee and Expense Tables	7
Example of Fund Expenses	8
Comparative Performance Information	9
Comparison of Principal Risk Factors	11
Capitalization	13
PROPOSAL 2: APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE TOTAL RETURN FUND INTO THE AXA ENTERPRISE MULTIMANAGER CORE BOND FUND.	14
Comparison of Investment Objectives, Policies and Strategies	15
Comparative Fee and Expense Tables	17
Example of Fund Expenses	18
Comparative Performance Information	19
Comparison of Principal Risk Factors	22
Capitalization	24
INFORMATION ABOUT THE REORGANIZATIONS APPLICABLE TO ALL PROPOSALS	25
Terms of the Reorganization Agreement	25
Description of the Securities to Be Issued	25
Reasons for the Reorganizations	26
Federal Income Tax Consequences of the Reorganizations	28
Rights of Shareholders of the Funds	28
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS	29
Management of the Trust	29
FUND SERVICES	31
Investing in the Funds	31
How Sales Charges are Calculated	32
Ways to Reduce or Eliminate Sales Charges	35
It’s Easy to Open an Account	37
Buying Shares	38
Selling Shares	39
Exchanging Shares	42
Restrictions on Buying, Selling and Exchanging Shares	43
How Fund Shares Are Priced	45
Dividends and other Distributions and Tax Consequences	46
FINANCIAL HIGHLIGHTS	47
APPENDIX A	A-1

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on January 24, 2005 (“Record Date”) are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposals in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposals against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Information as to the number of outstanding shares of the Fund as of the Record Date is set forth below:

Fund	Total Number	Number of Class A	Number of Class B	Number of Class C	Number of Class Y
Enterprise Technology Fund
Enterprise Total Return Fund

[Except as set forth in Appendix A,] Enterprise Capital Management, Inc. (“Enterprise Capital”) does not know of any person who owned beneficially or of record 5% or more of any class of shares of a Fund or 25% of the total number of shares of a Fund as of the Record Date. As of that same date, the directors and officers of the Corporation as a group owned less than 1% of any class of the Corporation’s outstanding shares.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” approval of each Reorganization set forth in Proposals 1 and 2. In addition, if other matters are properly presented for voting at the Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Meeting.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To pass, each proposal requires the affirmative vote of at least two-thirds of all the votes entitled to be cast on the proposal.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves the Corporation significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by submitting: (1) a later-dated vote, in person at the Meeting, via the Internet, by telephone or by mail, or (2) written notice of revocation to the Secretary of the Corporation (“Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” a proposal because a proposal requires the affirmative vote of a specified majority of the Fund’s outstanding shares.

Solicitation of Proxies

The Funds will bear the expense of soliciting proxies, and have retained                      for a fee of $             plus a reasonable amount to cover expenses. Certain directors, officers and other employees of the Corporation or AXA Equitable, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Corporation will request that brokers and nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. The Funds may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Agreement, which is attached hereto as Appendix A.

The Proposed Reorganizations

This Proxy Statement/Prospectus is soliciting shareholders with investments in one or more of the Acquired Funds to approve the Reorganization Agreement, whereby each Acquired Fund will be reorganized into an Acquiring Fund. The Acquired Fund shares also are divided into four classes, designated Class A, Class B, Class C and Class Y shares (collectively, “Acquired Fund Shares”). The Acquiring Fund shares are divided into four classes, also designated Class A, Class B, Class C and Class Y shares (collectively, “Acquiring Fund Shares”); and the Acquiring Funds offer a fifth class of shares, designated Class P shares, that are not involved in the Reorganization and are not included in the term “Acquiring Fund Shares.”

The Reorganization Agreement provides, with respect to each transaction described therein each, a “Reorganization”), for:

•	the transfer of all the assets of the Acquired Fund to an Acquiring Fund, in exchange for shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund;

•	the assumption by the Acquiring Fund of all the stated liabilities of the Acquired Fund;

•	the distribution of the Acquiring Fund Shares to Acquired Fund’s shareholders of record determined immediately after the close of business on the Closing Date (defined below) (the “shareholders”); and

•	the complete termination of the Acquired Fund.

You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, each Reorganization is expected to be effective immediately after the close of business on                     , 2005, or on a later date the Companies agree upon (the “Closing Date”). As a result of each Reorganization, each shareholder holding shares of one or more of the Acquired Funds would become a shareholder of the corresponding Acquiring Fund(s). Each such shareholder would hold, immediately after the Closing Date, Class A, Class B, Class C or Class Y shares of the Acquiring Fund, depending on the corresponding class of shares of the Acquired Fund that shareholder owns, having an aggregate value equal to the aggregate value of those Acquired Fund shares as of the Closing Date.

In considering whether to approve a proposal relating to Reorganization Agreement, you should review the proposal for each Acquired Fund of which you were a shareholder on the Record Date. In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the proposals and the Reorganization Agreement generally.

Tax Consequences of the Reorganizations

As a condition to consummation of each Reorganization, each Company will receive an opinion from Kirkpatrick & Lockhart LLP to the effect that neither Fund participating therein or their shareholders will recognize any gain or loss as a result of the Reorganization. The holding period for, and the aggregate tax basis in, the Acquiring Fund’s shares a shareholder receives pursuant to a Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund’s shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date). Also, an Acquiring Fund’s holding period for, and tax basis in, each asset an Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and be the same as the Acquired Fund’s tax basis in, that asset immediately prior to the Reorganization. The Companies expect that there will be no adverse tax consequences to shareholders as a result of the Reorganizations. Please see the “Federal Income Tax Consequences of the Proposed Reorganization” section below for further information.

PROPOSAL 1:	APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE TECHNOLOGY FUND INTO THE AXA ENTERPRISE MULTIMANAGER TECHNOLOGY FUND.

This Proposal 1 asks for your approval of the Reorganization of the Enterprise Technology Fund into the AXA Enterprise Multimanager Technology Fund (the “AXA Technology Fund”). In considering whether you should approve this Proposal, you should note that:

•	The investment objectives, policies and risks of the Enterprise Technology Fund and the AXA Technology Fund are substantially similar. Each Fund seeks long-term growth of capital by investing at least 80% of its net assets in equity securities of companies principally engaged in the technology sector. Each Fund invests primarily in common stocks but also may invest in other securities, such as preferred stocks, warrants and securities convertible into common stock. Each Fund invests primarily in securities of U.S. companies, but each also may invest in foreign securities. However, the AXA Technology Fund may invest in foreign securities to a greater extent than the Enterprise Technology Fund. Each Fund may invest in companies of any size. The AXA Technology Fund is non-diversified, which means that it may invest in a limited number of issuers, while the Enterprise Technology Fund is diversified. The Enterprise Technology Fund invests at least 25% of its total assets in internet or intranet-related companies. The AXA Technology Fund has no corresponding policy. The principal risks of investing in each Fund are equity risk, portfolio management risk, issuer-specific risk, technology sector risk, foreign securities risk, sector concentration risk and small-cap and mid-cap company risk. The AXA Technology Fund also is subject to non-diversification risk. AXA Equitable, Enterprise Capital and each Company believe, based on their review of the Enterprise Technology Fund’s and the AXA Technology Funds’ respective investment portfolios, that most of the Enterprise Technology Fund’s assets are consistent with the AXA Technology Fund’s investment objective and policies and thus can be transferred to and held by the AXA Technology Fund pursuant to the Reorganization.

•	AXA Equitable (the Manager) serves as the investment manager for the AXA Technology Fund, while Enterprise Capital serves as the investment manager for the Enterprise Technology Fund. AXA Equitable allocates the assets of the AXA Technology Fund among three subadvisers – Firsthand Capital Management, Inc., RCM Capital Management LLC and Wellington Management Company, LLP. Fred Alger Management, Inc. is the subadviser for the Enterprise Technology Fund.

•	The total annual expense ratio for each class of shares of the AXA Technology Fund is higher than that of the corresponding class of shares of the Enterprise Technology Fund. The higher expense ratios are due primarily to the higher management and administration fees that AXA Equitable receives from the AXA Technology Fund and the higher expense caps in effect for that Fund. The AXA Technology Fund’s management fee is equal to an annual rate of 1.30% of its average daily net assets, while the Enterprise Technology Fund’s management fee is equal to an annual rate of 1.00% of its average daily net assets. The AXA Technology Fund also pays an administration fee at an annual rate of 0.15% of its average daily net assets plus $35,000 and an additional $35,000 for each portion of the Fund allocated to a separate subadviser. The Enterprise Technology Fund does not charge a separate fee for administration services but pays a fee for fund accounting services equal to an annual rate of 0.035% of its average daily net assets. In addition, AXA Equitable and Enterprise Capital have entered into Expense Limitation Agreements with their respective Funds. Under these agreements, the total annual operating expense ratios of the Class A, Class B, Class C and Class Y shares of the AXA Technology Fund will not exceed 2.15%, 2.70%, 2.70% and 1.70%, while those of the corresponding class of shares of the Enterprise Technology Fund will not exceed 1.90%, 2.45%, 2.45% and 1.45%, respectively.

AXA Equitable believes that the higher management and administration fees and the higher expense caps in effect for the AXA Technology Fund are consistent with the higher costs and greater complexity associated with managing and administering a multi-adviser fund such as the AXA Technology Fund and are consistent with the fees charged to, and expense cap arrangements of, other multi-adviser funds with similar investment objectives and policies.

•	It is not expected that the Acquiring Fund will revise any of its policies following the Reorganization to reflect those of the Acquired Fund. AXA Equitable and the subadvisers believe, based on, their review of the Acquired Fund’s investment portfolio, that most of the Acquired Fund’s holdings are consistent with the Acquiring Fund’s investment objectives & policies and thus can be transferred to and held by the Acquiring Fund pursuant to the Reorganization.

Comparison of Investment Objectives, Policies and Strategies

The Funds have substantially similar investment objectives, policies and strategies, although there are some important differences that you should be aware of. The investment objectives and the strategies and policies of each Fund are described below. Each Fund’s investment objective may be changed by the Board of its respective Company without a vote of the Fund’s shareholders. The principal risks of investing in the Funds also are substantially similar. For information concerning the risks associated with investments in the Funds, see “Comparison of Principal Risk Factors” below.

	Enterprise Technology Fund	AXA Technology Fund
Investment Objective	Seeks long-term capital appreciation.	Same.

Investment Strategies	The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund’s principal investments will be in equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock.	Same.

	Utilizing a due diligence process covering a number of key factors, the Fund’s investment manager selects subadvisers to manage the Fund’s assets. A single subadviser currently manages the Fund’s assets. The investment manager may change the subadviser, subject to the approval of the Board.	Same, except that the Manager allocates the Fund’s assets among three subadvisers.

	The Fund invests primarily in domestic companies and also may invest up to 20% of its assets in foreign companies.	The Fund generally invests a majority of its assets in domestic companies, but may invest in securities of U.S. and foreign companies.

	The Fund does not limit its investments to issuers with a specific market capitalization range or length of operating history.	Same.

	The Fund will invest at least 25% of its total assets in internet or intranet related companies.	The Fund also may invest in internet or intranet related companies, but does not have a policy to invest any specific amount of its assets in such companies.

	The Fund is a diversified fund.	The Fund is non-diversified, which means that it may invest in a limited number of issuers.

	The Fund may invest without limit in initial public offerings (“IPOs”), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance.	The Fund also may invest in IPOs, but does not have a specific policy to invest any specific amount of its assets in IPOs.

Investment Manager	Enterprise Capital	AXA Equitable

Investment Sub-adviser(s)	Fred Alger Management, Inc. (“Alger”) has been an investment adviser since 1964. As of December 31, 2004, total assets under management for all clients were approximately $ billion. The address for Alger is 111 Fifth Avenue, 2nd Floor, New York, New York 10003.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a subadviser to the Fund. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2004, Firsthand had approximately $           billion in assets under management. The principal office of Firsthand is located at 125 South Market, Suite 1200, San Jose, California 95113.

RCM Capital Management LLC (“RCM”) serves as a subadviser to the Fund. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2004, RCM had approximately $           billion in assets under management. The principal office of RCM is located at Four Embarcadero Center, San Francisco, California 94111-4189.

Wellington Management Company, LLP (“Wellington Management”) serves as a subadviser to the Fund. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan. As of December 31, 2004, Wellington Management had approximately $           billion in assets under management. The principal office of Wellington Management is located at 75 State Street, Boston, Massachusetts 02109.

Portfolio Manager(s)	Dan Chung is responsible for the day-to-day management of the Fund. He has served as President of Alger since 2003. Mr. Chung has been employed by Alger since 1994. Since 2001, Mr. Chung has served as Chief Investment Officer and previously served as Executive Vice President.	Firsthand – Kevin M. Landis serves as the portfolio manager for the Fund. Mr. Landis is the Chief Investment Officer of Firsthand. He co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

RCM – Huachen Chen and Walter C. Price are responsible for the day-to-day management of the Fund. Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington – The portion of the Fund’s assets managed by Wellington is managed by a team of investment professionals.

Comparative Fee and Expense Tables

The following table shows the fees and expenses of each class of shares of each Fund and the pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. Expenses for each Fund are based on the operating expenses incurred by each class of shares of the Fund for the last fiscal year ended October 31, 2004. The pro forma expenses of each class of shares of the Acquiring Fund assume that the Reorganization had been in effect for the last fiscal year ended on that date.

Shareholder Fees

(fees paid directly from your investment)

AXA Technology Fund and the Enterprise Technology Fund

	Class A	Class B	Class C	Class Y
Maximum sales charge (load)[1]	4.75%	5.00%	1.00%	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[2]	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[3]	5.00%[4]	1.00%[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%	2.00%	2.00%	2.00%

(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2)	This sales charge varies depending upon how much you invest. See “Shareholder Account Information.”

(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “Shareholder Account Information.”

(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Shareholder Account Information.”

(6)	If you redeem or exchange shares of the fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Enterprise Technology Fund				AXA Technology Fund				Pro Forma AXA Technology Fund
	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y
Management Fee	1.00%	1.00%	1.00%	1.00%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None
Other Expenses	0.77%	0.77%	0.77%	0.77%	5.79%	5.79%	5.79%	5.79%	1.28%	1.28%	1.28%	1.28%
Total Annual Fund Operating Expenses	2.22%	2.77%	2.77%	1.77%	7.54%	8.09%	8.09%	7.09%	3.03%	3.58%	3.58%	2.58%
Less Fee Waiver/Expense Reimbursement[1]	(0.32)%	(0.32)%	(0.32)%	(0.32)%	(5.39)%	(5.39)%	(5.39)%	(5.39)%	(0.88)%	(0.88)%	(0.88)%	(0.88)%
Net Total Annual Fund Operating Expenses	1.90%	2.45%	2.45%	1.45%	2.15%	2.70%	2.70%	1.70%	2.15%	2.70%	2.70%	1.70%

[1]	Pursuant to separate contracts, Enterprise Capital and AXA Equitable have each agreed to waive or limit their fees and to assume other expenses of their respective Funds until February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of each class of shares of their respective Funds (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual Fund Operating Expenses. Enterprise Capital and AXA Equitable each may be reimbursed the amount of any such payments and waivers in the future under certain conditions.

Example of Fund Expenses

This example is intended to help you compare the direct and indirect costs of investing in each Fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in a fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation agreement currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Enterprise Technology Fund						AXA Technology Fund
	Class A	Class B		Class C		Class Y	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)
1 Year	$659	$748	$248	$348	$248	$148	$683	$773	$273	$373	$273	$173
3 Years	$1,115	$1,237	$837	$837	$837	$534	$2,075	$2,228	$1,828	$1,828	$1,828	$1,556
5 Years	$1,596	$1,652	$1,452	$1,452	$1,452	$946	$3,405	$3,497	$3,297	$3,297	$3,297	$2,890
10 Years	$2,920	$3,112	$3,112	$3,112	$3,112	$2,097	$6,474	$6,621	$6,621	$6,621	$6,621	$6,017

	Pro Forma AXA Technology Fund

	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$683	$773	$273	$373	$273	$173
3 Years	$1,288	$1,416	$1,016	$1,016	$1,016	$719
5 Years	$1,918	$1,980	$1,780	$1,780	$1,780	$1,292
10 Years	$3,603	$3,788	$3,788	$3,788	$3,788	$2,849

(1)	Assumes redemption at end of period.

(2)	Assumes no redemption at end of period.

Comparative Performance Information

The bar charts below give some indication of the risks of an investment in the Funds by showing yearly changes in each Fund’s performance and by comparing each Fund’s performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since AXA Equitable and Enterprise Capital each may add to, dismiss or replace the subadvisers in a Fund, the Fund’s historical performance may cover periods when portions of the Fund were advised by different subadvisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar charts illustrate the annual total returns for each Fund’s Class Y shares for the calendar years shown. The inception date for the AXA Technology Fund is December 31, 2001 and for the Enterprise Technology Fund is July 1, 1999. The returns for a Fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

BEST QUARTER: 75.30% (December 31, 1999)        WORST QUARTER: -47.30% (December 31, 2000)

BEST QUARTER: 27.53% (2003 2nd Quarter)        WORST QUARTER: -26.99% (2002 2nd Quarter)

Average Annual Total Returns for the period ended December 31, 2004

The tables below show how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of each Fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

AXA Technology Fund

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*
Return After Taxes on Distributions*
Return After Taxes on Distributions & Sale of Fund Shares*
Class B—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class C—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class P—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class Y—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Russell 1000 Technology Index**#
Russell 1000 Index**

#	We believe that this index reflects more closely the market sectors in which the fund invests.

*	The Fund’s Class A shares have no operating history or performance information of their own prior to December 13, 2004. The performance shown for the Fund’s Class A shares for periods prior to that date is the performance of the Fund’s Class P shares adjusted to reflect the fees and expenses of the Fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

Enterprise Technology Fund

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception#
Class A—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class B—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class C—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class Y—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
S&P 500 Index*

#	Inception Date for Classes A, B, C and Y is July 1, 1999. Performance reflects average annual returns from July 1, 1999 to December 31, 2004 for each share class. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2004.

*	This unmanaged broad-based index includes 500 companies, which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objective(s), principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objective(s) or that it will not lose principal value.

The principal risks of an investment in each Fund are substantially similar as each Fund seeks long-tern capital appreciation by investing primarily in equity securities of companies in the technology sector. However, because the Funds pursue their investment objectives using somewhat different investment strategies, an investment in the Acquiring Fund will be subject to some different risks than an investment in the Acquired Fund.

	Enterprise Technology Fund	AXA Technology Fund
Market Risk	X	X
Portfolio Management Risk	X	X
Issuer-Specific Risk	X	X
Equity Risk	X	X
Foreign Investing Risk	X	X
Technology Sector Risk	X	X
Sector Concentration Risk	X	X
Small- and Mid-Capitalization Risk	X	X
Convertible Securities Risk	X	X
Non-Diversification Risk		X

General Investment Risks: Each Fund is subject to the following general investment risks:

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Management Risk: The risk that the strategies used by a Fund’s subadviser(s) and their securities selections fail to produce the intended results.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

In addition, each Fund is subject to the following risks:

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Foreign Investing Risk: The value of a fund’s investment in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

Technology Sector Risk: The value of a fund’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Sector Concentration Risk: Since the funds invest primarily in a particular sector, they could experience greater volatility than stock funds investing in a broader range of industries.

Small- and Mid-Capitalization Risk: Many companies in the technology sector have a relatively small market capitalization. Risk is greater for funds that invest in small- and mid-capitalization companies because the common stocks of these companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that fund. Each subadviser will consider such event in its determination of whether a fund should continue to hold the securities.

The Acquiring Fund also is subject to the following risk:

Non-Diversification Risk: As a non-diversified mutual fund, a fund may focus its investments in the securities of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

Capitalization

The following table shows the capitalization of each Fund as of October 31, 2004, and the Acquiring Fund on a pro forma combined basis as of that date after giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Enterprise Technology Fund – Class A	$27.5	$8.46	3,257,151

AXA Technology Fund – Class A	$0.5	$8.84	53,977

Pro forma AXA Technology Fund – Class A	$28.0	$8.84	3,170,426

Enterprise Technology Fund – Class B	$34.9	$8.23	4,241,121

AXA Technology Fund – Class B	$1.0	$8.67	119,364

Pro forma AXA Technology Fund – Class B	$35.9	$8.67	4,141,969

Enterprise Technology Fund – Class C	$9.6	$8.22	1,166,968

AXA Technology Fund – Class C	$0.1	$8.67	7,693

Pro forma AXA Technology Fund – Class C	$9.7	$8.67	1,114,505

Enterprise Technology Fund – Class Y	$0.6	$8.68	63,729

AXA Technology Fund – Class Y	$5.5	$8.87	616,927

Pro forma AXA Technology Fund – Class Y	$6.1	$8.87	679,278

* * * * *

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE REORGANIZATION AGREEMENT. ACCORDINGLY, THE BOARD OF DIRECTORS HAS SUBMITTED THE REORGANIZATION AGREEMENT FOR APPROVAL BY THE ENTERPRISE TECHNOLOGY FUND’S SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1. TO APPROVE THE REORGANIZATION AGREEMENT WITH RESPECT TO THE ENTERPRISE MANAGED FUND.

PROPOSAL 2:	APPROVAL OF THE REORGANIZATION AGREEMENT, WHICH PROVIDES FOR THE REORGANIZATION OF THE ENTERPRISE TOTAL RETURN FUND INTO THE AXA ENTERPRISE MULTIMANAGER CORE BOND FUND.

This Proposal 2 requests your approval of the Reorganization of the Enterprise Total Return Fund into the AXA Enterprise Multimanager Core Bond Fund (the “AXA Bond Fund”). In considering whether you should approve this proposal, you should note that:

•	The investment objectives, policies and risks of the Enterprise Total Return Fund and the AXA Bond Fund are similar. The Enterprise Total Return Fund seeks total return (i.e., a combination of capital appreciation and income), while the AXA Bond Fund seeks a balance of high current income and capital appreciation, consistent with a prudent level of risk. Each Fund invests primarily in investment grade securities, but the Enterprise Total Return Fund generally invests at least 65% of its total assets in investment grade bonds, while the AXA Bond Fund is required to invest at least 80% of its net assets in such securities. Each Fund also may invest, to a lesser extent, in high yield bonds. Each Fund may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, but the Enterprise Total Return Fund’s investments in securities denominated in foreign currencies are limited to no more than 20% of its assets. Each Fund seeks to hedge most of its exposure to foreign currency fluctuations. Each Fund may purchase bonds of any maturity, but the AXA Bond Fund generally seeks to maintain an overall effective duration of an intermediate-term nature (i.e., five to seven years) and a duration comparable to the Lehman Brothers Aggregate Bond Index. The Enterprise Total Return Fund is not required to limit its duration to any particular range. The principal risks of an investment in each Fund are credit/default risk, currency risk, interest rate risk, foreign securities risk, issuer-specific risk, lower-rated securities risk, derivatives risk and portfolio management risk. The AXA Bond Fund also is subject to liquidity risk and mortgage- and asset-backed securities risk, while the Enterprise Total Return Fund is subject to portfolio turnover risk. AXA Equitable, Enterprise Capital and each Company believe, based on their review of the Enterprise Total Return Fund’s and the AXA Bond Funds’ respective investment portfolios, that most of the Enterprise Total Return Fund’s assets are consistent with the AXA Bond Fund’s investment objective and policies and thus can be transferred to and held by the AXA Bond Fund pursuant to the Reorganization.

•	AXA Equitable (the Manager) serves as the investment manager for the AXA Bond Fund, while Enterprise Capital serves as the investment manager for the Enterprise Total Return Fund. AXA Equitable allocates the assets of the AXA Bond Fund between two subadvisers – Blackrock Advisors and Pacific Investment Management Company (“PIMCO”). PIMCO also is the subadviser for the Enterprise Total Return Fund.

•	Although the management and administration fees for the AXA Bond Fund are higher than those for the Enterprise Total Return Fund, the total annual expense ratio for each class of shares of the AXA Bond Fund is lower than that of the corresponding class of shares of the Enterprise Total Return Bond Fund primarily due to a lower Expense Limitation Agreement in effect for the AXA Bond Fund. Absent that arrangement, the total expense ratio of each class of shares of the AXA Bond Fund would be higher than that of the corresponding class of shares of the Enterprise Total Return Fund. The management fee for the AXA Core Bond Fund is equal to a maximum annual rate of 0.70% of its average daily net assets, while the management fee for the Enterprise Total Return Fund is equal to an annual rate of 0.65% of its average daily net assets. The administration fee is equal to an annual rate of 0.15% of the AXA Bond Fund’s average daily net assets plus $35,000 and an additional $35,000 for each portion of the Fund allocated to a separate subadviser. The Enterprise Total Return Fund does not charge a separate administration fee but pays a fee for fund accounting services equal to an annual rate of 0.035% of its average daily net assets. Under the Expense Limitation Agreements with respect to these Funds, the total annual operating expense ratios of the Class A, Class B, Class C and Class Y shares of the AXA Bond Fund will not exceed 1.25%, 1.80%, 1.80% and 0.80%, respectively, while those of the corresponding class of shares of the Enterprise Total Return Fund will not exceed 1.35%, 1.90%, 1.90% and 0.90%, respectively.

•

It is not expected that the Acquiring Fund will revise any of its policies following the Reorganization to reflect those of the Acquired Fund. The subadviser to the Acquiring Fund has reviewed the Acquired Fund’s current portfolio and determined that the Acquired Fund’s portfolio holdings generally are compatible with the Acquiring Fund’s portfolio. [However, the Acquired Fund may hold securities of companies that are not appropriate investments for the Acquiring Fund, such as convertible securities, high yield debt securities or, securities denominated in foreign currency that will total over 10% of the Acquiring Fund’s total assets, [commercial paper] nad [REITs]. If shareholders of the Acquired Fund approve the Reorganization, all these securities will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales reinvested in assets that are consistent with the holdings of the Acquiring Fund or held in temporary investments until after the Reorganization is effected. As of December 31, 2004, the Acquired Fund’s investments in these securities represented approximately             % of its total portfolio. The relative portion of the Acquired Fund’s assets represented by these investments may change depending on changes in market conditions.]

The need for the Acquired Fund to dispose of assets in connection with the Reorganization may result in the Fund’s selling securities at a disadvantageous time, and could result in the Acquired Fund’s realizing gains (or losses) that would not otherwise have been realized. [Because the Acquired Fund [had approximately $         million in capital loss carryforwards as of                 , 2004] has significant capital loss carryforwards] to offset any realized capital gains, the liquidation of these assets is not expected to result in any significant additional distributions to the Fund’s shareholders.] It is also expected that some of the Acquired Fund’s holdings may not remain at the time of the Reorganization due to normal portfolio turnover.

Comparison of Investment Objectives, Policies and Strategies

The Funds have similar investment objectives, policies and strategies, although there are some differences that you should be aware of. The investment objectives and the strategies and policies of each Fund are described below. Each Fund’s investment objective may be changed by the Board of its respective Company without a vote of the Fund’s shareholders. The principal risks of investing in the Funds also are similar. For information concerning the risks associated with investments in the Funds, see “Comparison of Principal Risk Factors” below.

	Enterprise Total Return Fund	AXA Bond Fund
Investment Objective	Seeks total return.	Seeks a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Investment Strategies	The Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. The Fund’s investments will be primarily investment grade debt securities.	Same, except that the Fund’s investments in investment grade securities must comprise at least 80% of its net assets, plus borrowings for investment purposes. The Fund focuses on U.S. government and corporate debt securities and mortgage and asset-backed securities.

	Utilizing a due diligence process covering a number of key factors, the Fund’s investment manager selects subadvisers to manage the Fund’s assets. A single subadviser currently manages the Fund’s assets. The investment manager may change the subadviser, subject to the approval of the Board.	Same, except that the Manager allocates the Fund’s assets among two subadvisers.

	The Fund may invest up to 20% of its assets in high yield securities, also known as “junk bonds.”	Same.

	The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers.	The Fund may invest in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers.

	Enterprise Total Return Fund	AXA Bond Fund
	The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.	The Fund will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

	The Fund may purchase bonds of any maturity, but is not required to limit its duration to any particular range.	Same, except that the Fund generally seeks to maintain an overall effective duration of an intermediate-term nature (i.e., five to seven years) and a duration comparable to the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

	For risk management purposes, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities.	The Fund’s subadvisers may, when consistent with the fund’s investment objective, use derivative securities, including futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The Fund will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the Fund as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The Fund may also enter into interest rate transactions as a hedging technique. In these transactions, the Fund exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

	The subadviser expects a high portfolio turnover rate for the Fund.	Same.

Investment Manager	Enterprise Capital	AXA Equitable

Investment Subadviser(s)	Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”). Allianz AG (“Allianz”) is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2004, PIMCO had approximately $______ in assets under management.

PIMCO also serves as a subadviser to the Fund.

BlackRock Advisors, Inc. (“BAI”) serves as a subadviser to the Fund. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2004, BAI had approximately $______ in assets under management. The principal office of BAI is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

	Enterprise Total Return Fund	AXA Bond Fund
Portfolio Manager(s)	William H. Gross leads a team that manages the Fund. He is a Managing Director, Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been with PIMCO since 1971. He has 35 years investment experience.

PIMCO – Mr. Gross leads the team that manages the Fund.

BAI – Scott M. Amero and Keith T. Anderson are responsible for the day-to-day management of the Fund. Mr. Amero has been a Managing Director and Portfolio Manager of BAI since 1990. Prior to joining BAI, he was a Vice President in Fixed Income Research at the First Boston Corporation from 1985 to 1990. Mr. Anderson has been a Managing Director and Chief Investment Officer, Fixed Income, of BAI since founding the firm in 1988. Prior to founding BAI, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation from 1987 to 1988.

Comparative Fee and Expense Tables

The following table shows the fees and expenses of each class of shares of each Fund and the pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. Expenses for each Fund are based on the operating expenses incurred by each class of shares of the Fund for the last fiscal year ended October 31, 2004. The pro forma expenses of each class of shares of the Acquiring Fund assume that the Reorganization had been in effect for the last fiscal year ended on that date.

Shareholder Fees

(fees paid directly from your investment)

AXA Bond Fund and the Enterprise Total Return Fund

	Class A		Class B	Class C	Class Y
Maximum sales charge (load)[1]	4.75%		5.00%	1.00%	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[2]		None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	Non	e3	5.00%[4]	1.00%[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%	2.00%	2.00%

(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2)	This sales charge varies depending upon how much you invest. See “Shareholder Account Information.”

(3)	If you buy $1,000,000 or more of Class A shares and redeem those shares within two years of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4)	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares about eight years after you purchase them and will be subject to lower expenses. See “Shareholder Account Information.”

(5)	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “Shareholder Account Information.”

(6)	If you redeem or exchange shares of the fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged may be assessed and retained by the fund for the benefit of the remaining shareholders.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Enterprise Total Return Fund[1]				AXA Bond Fund				Pro Forma AXA Bond Fund
	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y	Class A	Class B	Class C	Class Y
Management Fee	0.65%	0.65%	0.65%	0.65%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None	0.45%	1.00%	1.00%	None
Other Expenses	0.52%	0.52%	0.52%	0.52%	1.49%	1.49%	1.49%	1.49%	0.91%	0.91%	0.91%	0.91%
Total Annual Fund Operating Expenses	1.62%	2.17%	2.17%	1.17%	2.64%	3.19%	3.19%	2.19%	2.06%	2.61%	2.61%	1.61%
Less Fee Waiver/Expense Reimbursement[2]	(0.27)%	(0.27)%	(0.27)%	(0.27)%	(1.39)%	(1.39)%	(1.39)%	(1.39)%	(0.81)%	(0.81)%	(0.81)%	(0.81)%
Net Total Annual Fund Operating Expenses	1.35%	1.90%	1.90%	0.90%	1.25%	1.80%	1.80%	0.80%	1.25%	1.80%	1.80%	0.80%

[1]	Pursuant to separate contracts, Enterprise Capital and AXA Equitable have each agreed to waive or limit their fees and to assume other expenses of their respective Funds until February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of each class of shares of their respective Funds (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amounts shown above under Net Total Annual Fund Operating Expenses. Enterprise Capital and AXA Equitable each may be reimbursed the amount of any such payments and waivers in the future under certain conditions.

Example of Fund Expenses

This example is intended to help you compare the direct and indirect costs of investing in each Fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in a fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation agreement currently in effect is not renewed.

This example should not be considered a representation of past or future expenses of the Funds. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	Enterprise Total Return Fund						AXA Bond Fund
	Class A	Class B		Class C		Class Y	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)			(1)	(2)	(1)	(2)
1 Year	$606	$693	$193	$293	$193	$92	$596	$683	$183	$283	$183	$82
3 Years	$941	$1,057	$657	$657	$657	$349	$1,123	$1,245	$845	$845	$845	$543
5 Years	$1,298	$1,348	$1,148	$1,148	$1,148	$626	$1,674	$1,732	$1,532	$1,532	$1,532	$1,030
10 Years	$2,303	$2,501	$2,501	$2,501	$2,501	$1,417	$3,174	$3,364	$3,364	$3,364	$3,364	$2,376

	Pro Forma AXA Bond Fund
	Class A	Class B		Class C		Class Y
		(1)	(2)	(1)	(2)
1 Year	$596	$683	$183	$283	$183	$82
3 Years	$1,015	$1,135	$735	$735	$735	$429
5 Years	$1,460	$1,513	$1,313	$1,313	$1,313	$800
10 Years	$2,690	$2,884	$2,884	$2,884	$2,884	$1,843

(1)	Assumes redemption at end of period.

(2)	Assumes no redemption at end of period.

Comparative Performance Information

The bar charts below give some indication of the risks of an investment in the Funds by showing yearly changes in each Fund’s performance and by comparing each Fund’s performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Since the Manager may add to, dismiss or replace the subadvisers in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different subadvisers. Past performance (before and after taxes) is not an indication of future performance.

Calendar Year Annual Total Returns (Class Y)

The following bar charts illustrate the annual total returns for each Fund’s Class Y shares for the calendar years shown. The inception date for the AXA Bond Fund is December 31, 2001 and for the Enterprise Total Return Fund is August 31, 2001. The returns for the Fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

BEST QUARTER: 3.18% (September 30, 2002)        WORST QUARTER: 0.00% (September 30, 2003)

BEST QUARTER: 3.28% (2002 3rd Quarter)        WORST QUARTER: 0.04% (2003 3rd Quarter)

Average Annual Total Returns for the period ended December 31, 2004

The tables below show how the average annual total returns (adjusted to reflect applicable sales charges) for each class of shares of each Fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of Fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

AXA Bond Fund

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception
Class A—Return Before Taxes*
Return After Taxes on Distributions*
Return After Taxes on Distributions & Sale of Fund Shares*
Class B—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class C—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class P—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class Y—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Lehman Brothers Aggregate Bond Index**

*	The Fund’s Class A shares have no operating history or performance information of their own prior to December 13 , 2004. The performance shown for the Fund’s Class A shares for periods prior to that date is the performance of the Fund’s Class P shares adjusted to reflect the fees and expenses of the Fund’s Class A shares.

**	Index returns do not reflect any deductions for expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the following section “Description of Benchmarks.”

Total Return Fund

Average Annual Total Returns (For the period ended December 31, 2004)	1 Year	Since Inception#
Class A—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class B—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class C—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Class Y—Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions & Sale of Fund Shares
Lehman Brothers U.S. Universal Index*

#	Inception date for Classes A, B and C is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2004, for each share class and the Lehman Brothers U.S. Universal Index.

*

The Lehman Brothers U.S. Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A’s, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO’s, convertible securities, perpetual notes, warrants, linked bonds, and structured products. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

Comparison of Principal Risk Factors

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by the Fund’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Fund may be subject to different principal risks. Some of the principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objective(s) or that it will not lose principal value.

The principal risks of an investment in each Fund are similar as each Fund invests primarily in investment grade bonds. However, because the Funds pursue their investment objectives using somewhat different investment strategies, an investment in the Acquiring Fund will be subject to different risks than an investment in the Acquired Fund.

	Enterprise Total Return Fund	AXA Bond Fund
Market Risk	X	X
Portfolio Management Risk	X	X
Issuer-Specific Risk	X	X
Credit/Default Risk	X	X
Currency Risk	X	X
Derivatives Risk	X	X
Foreign Investing Risk	X	X
Interest Rate Risk	X	X
Liquidity Risk		X
Lower-Rated Securities Risk	X	X
Mortgage- and Asset-Backed Securities Risk		X

General Investment Risks: Each Fund is subject to the following general investment risks:

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Management Risk: The adviser for a Fund selects particular securities in seeking to achieve the Fund’s objective within its overall strategy. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may underperform other funds with the same objective or in the same asset class.

Issuer-Specific Risk: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

In addition, each Fund is subject to the following risks:

Credit/Default Risk: It is possible that the issuer of a security will not be able to make interest and principal payments when due. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond.

Currency Risk: The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, the fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing Risk: The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

Interest Rate Risk: When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lower Rated Securities Risk: Bonds rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

The Acquiring Fund also is subject to the following risk:

Liquidity Risk: The risk that exists when particular investments are difficult to purchase or sell. A fund’s investment in illiquid securities may reduce the returns of a fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage- and Asset-Backed Securities Risk: The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

Capitalization

The following table shows the capitalization of each Fund as of October 31, 2004, and the Acquiring Fund on a pro forma combined basis as of that date after giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Enterprise Total Return Fund – Class A	$37.4	$10.59	3,535,326

AXA Bond Fund – Class A	$4.3	$10.23	419,094

Pro forma AXA Bond Fund – Class A	$41.7	$10.23	4,078,683

Enterprise Total Return Fund – Class B	$26.3	$10.58	2,490,418

AXA Bond Fund – Class B	$7.4	$10.21	723,170

Pro forma AXA Bond Fund – Class B	$33.7	$10.21	3,305,777

Enterprise Total Return Fund – Class C	$19.7	$10.58	1,864,540

AXA Bond Fund – Class C	$1.0	$10.20	98,014

Pro forma AXA Bond Fund – Class C	$20.7	$10.20	2,032,714

Enterprise Total Return Fund – Class Y	$2.1	$10.58	196,088

AXA Bond Fund – Class Y	$26.2	$10.23	2,561,497

Pro forma AXA Bond Fund – Class Y	$28.3	$10.23	2,764,328

*  *  *  *  *

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE REORGANIZATION AGREEMENT. ACCORDINGLY, THE BOARD OF DIRECTORS HAS SUBMITTED THE REORGANIZATION AGREEMENT FOR APPROVAL BY THE ENTERPRISE TOTAL RETURN FUND’S SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2. TO APPROVE THE REORGANIZATION AGREEMENT WITH RESPECT TO THE ENTERPRISE MANAGED FUND.

INFORMATION ABOUT THE REORGANIZATIONS APPLICABLE TO ALL PROPOSALS

Terms of the Reorganization Agreement

The terms and conditions under which each Reorganization would be completed are contained in the Reorganization Agreement. The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement, the forms of which is attached to this Proxy Statement/Prospectus as Appendix A. The Reorganization Agreement provides, with respect to each Reorganization covered thereby, that the Acquiring Fund will acquire all of the assets of its target Acquired Fund in exchange solely for Acquiring Fund Shares equal in value, by class, to the outstanding Acquired Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s stated liabilities.

The Reorganization Agreement further provides that, as promptly as practicable after the Closing Date, each Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its Shareholders, by class. The number of full and fractional Acquiring Fund Shares each Shareholder will receive will be equal in value, as of immediately after the close of business (generally 4:00 p.m., Eastern Time) on the Closing Date, to the Acquired Fund Shares the Shareholder holds at that time. After such distribution, the Corporation will take all necessary steps under its Articles of Incorporation and Maryland and any other applicable law to effect a complete termination of each Acquired Fund.

The Reorganization Agreement may be terminated, and any Reorganization may be abandoned at any time prior to its consummation, before or after approval by Acquired Fund shareholders, by the Companies’ mutual agreement and under certain other circumstances. The completion of each Reorganization also is subject to various conditions, including approval of the applicable proposal by the participating Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The Corporation’s Board, including the Directors who are not “interested persons” (as defined in the 1940 Act) of either Company (the “Independent Directors”), has determined, with respect to each Acquired Fund, that the interests of its shareholders will not be diluted as a result of its Reorganization and that participation in that Reorganization is in the best interests of the Acquired Fund. Similarly, the Trust Board, including the Independent Trustees, has determined, with respect to each Acquiring Fund, that the interests of its shareholders will not be diluted as a result of its Reorganization and that participation in that Reorganization is in the best interests of the Acquiring Fund.

The expenses of the Reorganizations will be borne by the Funds, and are expected to total approximately $            .

Approval of the Reorganization Agreement with respect to an Acquired Fund will require the affirmative vote of at least two-thirds of the votes of its shareholders entitled to be cast on the Reorganization Agreement at the Meeting. The consummation of one Reorganization is not contingent on the consummation of any other Reorganization. If the Reorganization Agreement with respect to an Acquired Fund is not approved by its shareholders or is not consummated for any other reason, the Corporation’s Board will consider other possible courses of action.

Description of the Securities to Be Issued

The shareholders of each Acquired Fund will receive Class A, Class B, Class C or Class Y shares of the applicable Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement. Each such share will be fully paid and nonassessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. The Trust’s Agreement and Declaration of Trust authorizes its Board to issue shares in different series and classes. In addition, the Agreement and Declaration of Trust authorizes that Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. The Acquiring Funds are each separate series of the Trust.

The Trust currently has five classes of shares – Class A, Class B, Class C, Class P and Class Y shares. Class P shares are not involved in the Reorganizations. The Shareholders will receive Class A, Class B, Class C and Class Y shares of the Acquiring Funds in connection with the Reorganizations. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (the “Distribution Plans”). Those shares each pay an annual service fee of 0.25% of their average daily net assets. In addition to this service fee, the Trust’s Class A, Class B and Class C shares pay an annual distribution fee of 0.20%, 0.75% and 0.75%, respectively, of their average daily net assets. There is no distribution plan with respect to Class Y shares, and the Acquiring Funds pay no distribution fees with respect to those shares.

Reasons for the Reorganizations

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”) acquired The MONY Group, Inc. (the “MONY Merger”), the parent company of Enterprise Capital. Following the MONY Merger, management of the newly combined company undertook an extensive review of each Company’s mutual fund offerings with the primary objective of consolidating the funds into one family of funds that offers a streamlined, more complete and competitive set of mutual funds, while serving the interests of shareholders.

At a meeting of the Board held on December 15, 2004, management met with the Board and explained that, based on its review, it had determined that it would be in the best interests of each Company’s shareholders to combine similar funds. In this connection, management recommended that the Board approve the Reorganizations. Management noted its belief that these actions would strengthen the Companies’ offerings in various asset categories and facilitate the marketing and sale of shares of their funds, which potentially could lead to increased cash flows and growth in assets and the resulting benefits to shareholders.

In determining whether to approve the Reorganization Agreement with respect to each Acquired Fund and recommend its approval to shareholders, the Board, including the Independent Directors, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) comparisons of the investment objectives, policies and strategies of each Fund; (2) the effect of the Reorganizations on each Acquired Fund’s annual operating expenses and shareholder costs; (3) the relative historical performance records of each Acquired Fund; (4) the direct or indirect federal income tax consequences of the Reorganizations to shareholders; (5) the terms and conditions of the Reorganization Agreements and whether the Reorganizations would result in dilution of shareholder interests; (6) the potential benefits of the Reorganizations to other persons, including Enterprise Capital, AXA Equitable and their affiliates; (7) the potential benefits of the proposed Reorganizations to shareholders; and (8) possible alternatives to the Reorganizations.

In connection with the Board’s consideration of the proposed Reorganizations, management provided the Board, and the Board considered, information regarding the factors set forth above. Management noted that each Acquired Fund and its corresponding Acquiring Fund have similar investment objectives, strategies and risks, except for the specific differences noted above in the proposals for the Reorganizations, and thus are likely to appeal to the same investors.

With respect to the Reorganizations, management noted that the investment objectives, policies and risks of each Acquired Fund and its corresponding Acquiring Fund are substantially similar in that the AXA Technology Fund and Enterprise Technology Fund each seeks long-term growth of capital by investing at least 80% of its net assets in equity securities of companies principally engaged in the technology sector, and the AXA Bond Fund and Enterprise Total Return Fund each seeks a combination of capital appreciation and income by investing primarily in investment grade securities.

Management noted that Enterprise Capital serves as the investment manager to each Acquired Fund and that AXA Equitable serves as the investment manager to each Acquiring Fund. Management also noted that the subadvisers to each Fund, where applicable, are different, except that PIMCO serves as a subadviser for both the Enterprise Total Return Fund and the AXA Bond Fund. Management noted that AXA Equitable and, where applicable, each

Acquiring Fund’s subadviser(s) have substantial experience in managing investment vehicles that meet the respective investment criteria and that in some cases the Acquiring Funds outperformed the Acquired Funds, although there is no guarantee or assurance as to the future performance of the Acquiring Funds.

Management then informed the Board that the total annual operating expense ratio of each class of shares of the AXA Technology Fund, before and after reflecting the Expense Limitation Agreement in effect for the Fund, is higher than that of the corresponding class of the Enterprise Technology Fund, as are the pro forma expense ratios of the combined Fund, and discussed the reasons for the higher expense ratios. Management also informed the Board that the total annual operating expense ratio of each class of shares of the AXA Bond Fund, before reflecting the Expense Limitation Agreement in effect for that Fund, is higher than that of the corresponding class of shares of the Enterprise Total Return Fund and discussed the reasons for the higher expense ratios. Management noted, however, that the net annual operating expense ratio of each class of shares of the AXA Bond Fund, after reflecting the Expense Limitation Agreement in effect for that Fund, is lower than that of the corresponding class of shares of the Enterprise Total Return Fund. Management explained its belief that the higher management and administration fees of the Acquiring Funds are appropriate given the higher costs and greater complexity associated with the management and administrative functions for a multi-adviser fund and are consistent with the fees charged to other multi-adviser funds with similar investment objectives and policies. Management then described the services provided under its management and administration agreements with respect to the AXA Technology Fund and the AXA Bond Fund.

Management then reviewed with the Board the terms and conditions of the Reorganization Agreement, noting that each Reorganization would be tax-free to each Fund and its shareholders. Management also noted that the interests of the shareholders would not be diluted by the Reorganizations because each Reorganization would be effected on the basis of each participating Fund’s net asset value. Management further noted that the Funds would bear the costs of the Reorganizations. Management then recommended that the Board approve the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the Board, including the Independent Directors, concluded that the participation of each Acquired Fund in the Reorganizations is in the best interests of such Fund, and that the interests of shareholders of each Acquired Fund will not be diluted as a result of the transaction. The Board’s conclusion was based on a number of factors, including the following:

•	Each Reorganization will permit shareholders of an Acquired Fund to continue to invest in a fund that pursues a similar or substantially similar investment objective. With respect to the Reorganizations involving the Enterprise Technology Fund and the Enterprise Total Return Fund, each Reorganization also will permit shareholders to continue to invest in a fund that uses similar or substantially similar investment policies and strategies;

•	Each Reorganization will facilitate the marketing and sale of shares of each Acquiring or “Combined” Fund, which potentially could result in better cash flow into the combined Funds and lower expenses through economies of scale, and also will provide greater opportunities for the combined Funds to diversify their investments and make their operations more efficient;

•	As a result of the Reorganizations, each shareholder of an Acquired Fund would hold, immediately after the Closing Date, Class A, Class B, Class C or Class Y shares, as appropriate, of the corresponding Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund that shareholder holds as of the Closing Date;

•	The higher effective net expense ratios of the AXA Technology Fund are reasonable in view of the services provided, the expenses incurred by AXA Equitable in providing those services and the anticipated benefits of those services to shareholders of the Funds;

•	AXA Equitable’s and, where applicable, each Acquiring Fund’s subadviser’s substantial experience in managing investment vehicles similar to the Acquired Funds; and

•	The Reorganizations will not have adverse tax results to shareholders.

On the basis of the information provided to it and its evaluation of that information, the Directors, including the Independent Directors, voted unanimously to approve each Reorganization Agreement and to recommend that the shareholders of the Acquired Funds also approve the Reorganization Agreements.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of each Reorganization, each Company will receive an opinion from Kirkpatrick & Lockhart LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Company and conditioned on each Reorganization’s being completed in accordance with the applicable Reorganization Agreement, for federal income tax purposes, with respect to each Reorganization and the Funds participating therein: (1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code); (2) neither Fund will recognize gain or loss on the Reorganization; (3) the Shareholders will not recognize any gain or loss on the exchange of Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for and tax basis in the Acquiring Fund Shares a Shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets on the Closing Date); and (5) the Acquiring Fund’s holding period for, and tax basis in, each asset the Acquired Fund transfers to it will include the Acquired Fund’s holding period for, and will be the same as the Acquiring Fund’s tax basis in, that asset immediately prior to the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. An Acquiring Fund’s utilization after a Reorganization of any pre-Reorganization capital losses the corresponding Acquired Fund realized to offset gains the Acquiring Fund realizes could be subject to limitation in future years.

On or before the Closing Date, each Acquired Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

The foregoing description of the federal income tax consequences of each Reorganization does not take into account the particular circumstances of any shareholder. If a Reorganization fails to meet the requirements of section 368(a)(1), a shareholder could realize a gain or loss on the transaction. Shareholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Rights of Shareholders of the Funds

Each Acquired Fund is a separate series of the Corporation, which is a Maryland corporation registered with the SEC as an open-end management investment company. Each Acquiring Fund is a separate series of the Trust, which is a Delaware statutory trust registered with the SEC as an open-end management investment company. Accordingly, there are minor differences between the rights of a shareholder of the Acquired Funds and the rights of a shareholder of the Acquiring Funds. The table below summarizes certain differences between the rights of a shareholder of a Maryland corporation and a shareholder of a Delaware statutory trust.

	Maryland Corporation	Delaware Statutory Trust
Shareholder Liability	Shareholders generally have no personal liability for the corporation’s obligations, except that a shareholder may be liable to the extent that he or she receives any distribution that exceeds the amount he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.	Shareholders are entitled to the same limitations on liability extended to shareholders of corporations, however, shareholders might be held personally liable for a trust’s obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

	Maryland Corporation	Delaware Statutory Trust

Liability of Directors/Trustees and Indemnification	Under Maryland law, a corporation is permitted to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. Indemnification of a corporation’s directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Indemnification of a corporation’s directors and officers for other matters is permitted unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.	Under Delaware law, trustees of a statutory trust are not liable to the trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and the trustee’s liabilities may be expanded or restricted by such instrument. A statutory trust is permitted to indemnify and hold harmless any trustee or other person against any and all claims and demands.

Annual Shareholder Meetings	There is no statutory requirement that a corporation hold annual shareholder meetings, but its articles of incorporation may require annual shareholder meetings.	There is no statutory requirement that a corporation hold annual shareholder meetings, but its declaration of trust may require annual shareholder meetings.

Shareholder Approval of Certain Actions	Shareholder approval is required for certain actions, including the following: changing the name or domicile of the corporation; amending the articles of incorporation; merging, consolidating or selling substantially all of the corporation’s assets; or dissolving the corporation.	There is no statutory requirement for shareholder approval of certain actions; such approval is necessary only if required by the declaration of trust.

Dissenters’ Rights	Maryland law confers upon shareholders limited rights of appraisal.	Delaware law does not confer upon shareholders rights of appraisal.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Management of the Trust

This section gives you information on the Trust, the Manager and the subadvisers for the Acquiring Funds.

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and each of its series (“funds”), including the Acquiring Funds. The Trust issues shares of beneficial interest that are currently divided among [ten] series, each of which has authorized Class A, Class B, Class C, Class P and Class Y shares. This Proxy Statement/Prospectus describes each class of shares of the Acquiring Funds (other than the Class P shares).

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. The Manager has responsibility for the general management and administration of the Trust and the funds.

The Manager plays an active role in monitoring each multi-adviser fund and its subadvisers, and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each subadviser’s portfolio management team to determine whether its investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the subadviser’s overall business. The Manager monitors continuity in the subadviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with respect to each subadviser.

The Manager obtains detailed information concerning fund and subadviser performance and fund operations that is used to supervise and monitor the subadvisers and fund operations. A team is responsible for conducting ongoing investment reviews with each subadviser and for developing the criteria by which fund performance is measured.

The Manager selects subadvisers from a pool of candidates, including its affiliates, to manage the funds. The Manager may add to, dismiss or substitute for the subadvisers responsible for managing a fund’s assets subject to the approval of the Board. The Manager also has discretion to allocate each fund’s assets among the fund’s subadvisers. The Manager recommends subadvisers for each fund to the Trust’s Board based upon its continuing quantitative and qualitative evaluation of each subadviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a subadviser, and the Manager does not expect to recommend frequent changes of subadvisers. The Manager has received an order from the SEC to permit it and the Board to select and replace subadvisers and to amend the advisory agreements between the Manager and the subadvisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board, to appoint and replace subadvisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Subadviser”), such as Alliance Capital Management L.P., Boston Advisors, Inc. or MONY Capital Management, Inc., unless the advisory agreement with the Affiliated Subadviser, including compensation, is also approved by the affected fund’s shareholders.

A discussion regarding the basis for the decision by the Board to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Statement of Additional Information. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Trust’s Statement of Additional Information; and (ii) on the Trust’s website.

Management Fees

Each fund pays a fee to AXA Equitable for management services. The AXA Technology Fund pays a management fee at an annual rate of 1.30% of the average daily net assets of the fund. The AXA Bond Fund pays a management fee at an annual rate of 0.70% of the average daily net assets of the fund. The subadvisers are paid by AXA Equitable. Changes to the subadvisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

Each fund also pays a fee to AXA Equitable for administrative services. These services include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; fund accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these services, in addition to the management fee, each fund pays an administrative fee at an annual rate of 0.15% of the average daily net assets of the fund plus $35,000 per fund and, for funds with more than one subadviser, an additional $35,000 for each portion of the fund for which separate administrative services are provided (e.g., portions of a fund allocated to separate subadvisers and/or managed in a discrete style).

As noted in the prospectus for each Underlying Fund, AXA Equitable and, in certain cases, its affiliates serve as investment manager, investment adviser and/or administrator for the Underlying Funds and earn fees for providing services in these capacities, which are in addition to the fees directly associated with a fund.

Expense Limitation Agreement

In the interest of limiting until February 28, 2006 the expenses of each of the Acquiring Funds, the Manager has entered into an expense limitation agreement with the Trust with respect to the Acquiring Funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Acquiring Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business), are limited to the expense ratios shown under the heading “Net Total Annual Fund Operating Expenses” in the tables in the section of each proposal entitled “Comparative Fee and Expense Tables.”

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Acquiring Fund’s expense ratio and such reimbursements do not exceed the Acquiring Fund’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Fund will be charged such lower expenses.

The Subadvisers

Information regarding the subdvisers to each of the Acquiring Funds is located in the section of each proposal entitled “Comparison of Investment Objectives, Policies and Strategies.”

FUND SERVICES

Investing in the Funds

Choosing a Share

Each Acquiring Fund offers Class A, Class B, Class C and Class Y shares to the public. The Acquiring Funds are not designed for market-timers (see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders”). Each class has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares of the Acquiring Funds. They are described in more detail below. Information regarding the sales charges for each class of shares of the Acquiring Funds also is available free of charge and in a clear and prominent format at www.enterprisefunds.com in the                      portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the Statement of Additional Information.

	Class A	Class B	Class C	Class Y

Availability?	Generally available through most investment dealers.	Available only to investors purchasing less than $100,000.	Available only to investors purchasing less than $1,000,000.	Available only to certain types of investors purchasing $1,000,000 or more.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.

Contingent Deferred Sales Charge (“CDSC”)?	No. However, we will charge a CDSC if you sell shares within two years of purchasing them and no initial sales charge was imposed because the original purchase price exceeded $1 million.	Yes. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes. Payable if you redeem your shares within one year of purchase.	No.

Distribution and Service Fees?	0.20% distribution fee and 0.25% service fee.	0.75% distribution fee and 0.25% service fee.	0.75% distribution fee and 0.25% service fee.	No.

Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the Acquiring Fund you buy shares of. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions.

Class A Sales Charges:

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999	3.75%	3.90%	3.00%
$250,000 up to $499,999	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.

*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.

**	From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”

***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $500,000 or more or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 24 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The Distributor will compensate dealers in connection with purchases of Class A shares.

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there is a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The Acquiring Funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding Period After Purchase*	% Deducted when Shares are Sold
Up to one year	5.00%

Over one year up to two years	4.00%

Over two years up to three years	4.00%

Over three years up to four years	3.00%

Over four years up to five years	2.00%

Over five years up to six years	1.00%

More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Acquiring Fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;*

•	is based on either your original purchase price or the then-current net asst value of the shares being sold, whichever is lower;

•	is deducted from the proceeds of the redemption, not from the amount remaining in your account;

•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and

•	applied to your shares at the time of sale is based on the schedule applicable to those shares when you bought them.

*	A “sale” includes when an account is closed because its balance falls below $500. (For more information, see “It’s Easy to Open an Account.”)

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;

•	shares you acquired by reinvesting your dividends or capital gains distributions; or

•	exchanges of shares of one Acquiring Fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The Acquiring Funds will not accept single purchase orders for Class C shares over $1,000,000.

Class C Contingent Deferred Sales Charges

Holding Period After Purchase	% Deducted when Shares are Sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee;

•	Are a wrap account client of an eligible broker-dealer; and

•	Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative; or

•	Are a financial institutional buyer.

The minimum investment amount for purchasing Class Y shares is $1,000,000.

Compensation to Securities Dealers

The Acquiring Funds are distributed by Enterprise Fund Distributors, Inc. As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the Acquiring Funds on behalf of Class A, B and C shares pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled “How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. Because these distribution fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

In addition to the distribution and service fees paid by the Acquiring Funds under the Class A, Class B, and Class C distribution and service plans, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as MONY Securities Corporation and The Advest Group Inc., who sell shares of the Acquiring Funds and other mutual funds distributed by the Distributor. Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. The additional payments to such selling dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Additional payments to these selling dealers, may, but are not normally expected to, exceed in the aggregate 0.5% of the average net assets of the funds attributable to a particular intermediary.

Additional compensation also may include promotional gifts (which may include gift certificates, dinners and other items), financial assistance to selling dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to selling dealers whose representatives have sold or are expected to sell a significant number of shares.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of Acquiring Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the Acquiring Funds or other AXA Enterprise Funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the Acquiring Funds or other AXA Enterprise Funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges – Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent – You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated – Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.

•	Rights of Accumulation – You are entitled to a reduced sales charge on additional purchases of a class of shares of an Acquiring Fund if the value of your existing aggregate holdings at the time of the additional purchase plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table above. For purposes of determining the discount, we will aggregate holdings of Acquiring Fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

•	Purchases by Members of Certain Organizations. You may be entitled to a reduced sales charge on purchases of Class A shares of an Acquiring Fund if you are a member of an association, fraternal group, franchise organization or union that has entered into an agreement with the Distributor allowing members of such organizations to purchase Class A shares at a sales load equal to 75% of the applicable sales charge. Organizations participating in this program must meet certain minimum requirements established by the Distributor, including minimum numbers of participants or assets. To receive this discount, you or your financial advisor must notify us at the time of your additional investment of your membership in the relevant organization and provide us with appropriate documentation.

Eliminating Sales Charges and the CDSC – Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members of brokers and other intermediaries that have entered into dealer or other selling arrangements with the Distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the Statement of Additional Information. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•	Redemptions through a systematic withdrawal plan (however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan) (only for Class B shares);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of an Acquiring Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same Acquiring Fund within 180 days of redemption. Specifically, when you reinvest, the Acquiring Fund will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The Acquiring Fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Funds Trust. Check the Statement of Additional Information for details.

It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$_____
Individual Retirement Accounts (IRAs)	$250	$50
Automatic Bank Draft Plan	$250	$50**
Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	$1000	$_____
529 Accounts	$25 per portfolio or $15 per portfolio if the account is funded by investing through an automatic purchase plan or payroll deduction.	$_____
Coverdell Education Savings Accounts	$250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.

*	Does not apply to Class Y shares.

**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a, Acquiring Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the Acquiring Funds’ Class A, Class B, Class C or Class Y shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b) complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1 -800-368-3527. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to new regulations of the USA PATRIOT Act of 2001, the Acquiring Funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Acquiring Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Acquiring Funds cannot complete the identification process, your investment and the application may be returned.

An Acquiring Fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

Each Acquiring Fund reserves the right to close any fund account whose balance drops to $500 or less. If an account is closed, its shares will be sold at the NAV, minus any applicable CDSC, on the day the account is closed. A shareholder will be given at least 45 days’ notice before an Acquiring Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

Buying Shares

Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional

• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.

By Mail

•        Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•        Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•        Mail the check with our completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

[insert address]

•        Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire

• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•        Visit www.enterprisefunds.com to add shares to your account by wire.

•        Instruct your bank to transfer funds to [insert routing information.]

•        Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through ACH

Automatic Bank Draft Plan

•        Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment ($50 minimum).

•        Send a check marked “Void” or a deposit slip from your bank account with your application.

•        Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an application. A signature guarantee may be required to add this privilege.

•        Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Broker or other Financial Professional

• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

By Mail

•        Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing”).

•        The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•        Mail your request to:

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

•        Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•        Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•        Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.enterprisefunds.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•        If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a signature guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder Services.

•        Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•        Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•        Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

•        If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•        If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•        Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

• Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan

•        You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a signature guarantee or additional documentation may be required.

A signature guarantee is necessary if:

•	Total redemption proceeds exceed $50,000; or

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).

A signature guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests

Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Signature guarantee, if applicable (see above).

Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.

Owners or trustees of trust accounts

•        The signature on the letter must include all trustees authorized to sign, including title.

•        If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•        Signature guarantee, if applicable (see above).

Power of Attorney (POA)	• The signatures on the letter must include the attorney-in-fact, indicating such title.

•        Signature guarantee, if applicable (see above).

•        Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Signature guarantee, if applicable (see above).

IRAs	• Additional documentation and distribution forms required.

*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

Exchanging Shares

How to Exchange Fund Shares

Shares of each Acquiring Fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or a CDSC. If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Acquiring Fund may be legally sold. The Acquiring Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized.

Through Your Broker or other Financial Professional

• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.

By Mail

•        Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•        The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•        Mail your request to:

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, MO 64121-9731

By Telephone

•        If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•        If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•        Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The Acquiring Funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

If an Acquiring Fund determines that an investor is using market timing strategies or making excessive exchanges or redemptions, the Acquiring Fund reserves the right to refuse any exchange or purchase order that could involve actual or potential harm. Excessive purchases and redemptions of shares of the Acquiring Fund s may adversely affect Fund performance and the interests of long-term investors. When market timing occurs, an Acquiring Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Acquiring Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if an Acquiring Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, an Acquiring Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. An Acquiring Fund that invests in foreign securities may be particularly susceptible to market timing strategies because time zone differences among international stock markets may allow a shareholder engaging in a market timing strategy to exploit Fund share prices that may be based on closing prices of foreign securities established some time before the Acquiring Fund calculates its own share price.

If you redeem or exchange shares of an Acquiring Fund (excluding redemptions made through a systematic withdrawal plan) after holding them one month or less (other than shares acquired through reinvestment of dividends or other distributions), a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Acquiring Fund for the benefit of the remaining shareholders to mitigate the costs caused to the Acquiring Funds by early redemptions that may disrupt effective management of the Acquiring Funds. If the short-term trading fee is $50 or less, it will not be assessed on a redemption or exchange. However, during the 30-day period following a purchase or exchange, the Acquiring Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The short-term trading fee will not be assessed on redemptions or exchanges from an account that participates in an approved fee-based program caused by automatic rebalancing within the program, systematic withdrawals from the program or redemptions by the sponsor to cover the payment of advisory or service fees. The short-term trading fee may be modified or discontinued at any time or from time to time. The Acquiring Funds will use the “first in, first out” method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

While the Acquiring Funds will try to prevent market timing by taking the steps described above, they may not be successful in identifying or preventing excessive short-term trading in all circumstances. Shareholders seeking to engage in excessive or short-term trading activities (commonly referred to as “market timing”) may use a variety of strategies to avoid detection and, despite the efforts of the Acquiring Funds to prevent excessive or short-term trading, there is no guarantee that the Acquiring Funds or their intermediaries will be able to identify these shareholders or curtail their trading practices. The Acquiring Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Entities utilizing such omnibus arrangements may not identify customers’ trading activity in shares of the Acquiring Funds on an individual basis. Consequently, the Acquiring Funds may not be able to detect excessive or short-term trading in Acquiring Fund shares attributable to a particular investor who effects purchase orders in Fund shares through a financial intermediary or agent acting in an omnibus capacity. The Acquiring Funds currently have systems in place that are intended to monitor market timing activity in omnibus accounts. For example, if aggregate fund flows of an omnibus account are suspected to contain market timing activity, the Acquiring Fund will contact the intermediary to review the account and may, in its discretion, request the intermediary to impose a short-term trading fee on such investor. In addition, the Acquiring Fund reserves the right to terminate any arrangement with an intermediary where such abuses are detected.

The Acquiring Fund’s short-term trading fee will NOT be charged on the following redemption transactions:

1.	redemptions effectuated pursuant to an automatic allocation and rebalancing program held in a wrap program with which the Acquiring Fund, its Manager or Distributor, have an agreement;

2.	redemptions requested within the short-term trading fee period following the death or disability occurring after purchase of any registered shareholder, beneficial owner or grantor of a living trust;

3.	redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions;

4.	redemptions representing shares re-registration of an account converted from another share class of the same fund (in which case the short-term trading fee period will carry over to the acquired shares);

5.	redemptions representing loans and qualified hardship distributions from shares held through retirement plans for which the Manager or one of its affiliates or intermediaries is responsible for providing participant recordkeeping services;

6.	redemptions in cases where there are legal or contractual limitations or restrictions on the imposition of the short-term trading fee (as determined by the funds or their agents in their sole discretion);

7.	redemptions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by the share redemptions, in the event of the liquidation of a fund).

In addition, the Acquiring Funds reserve the right to waive or impose the short-term trading fee or withdraw waivers in their discretion and without giving advance notice to shareholders (provided that the short-term trading fee is imposed prospectively only after notice is provided).

These short-term trading fee exclusions are subject to any administrative policies and procedures developed by the Acquiring Funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability or qualified hardship, among others).

Systems limitations inhibit this goal from being immediately realized. The Acquiring Funds and their agents will encourage financial advisers that maintain omnibus accounts (including retirement plan administrators) for accounts that are exempt from the short-term trading fee pursuant to the terms above to modify their systems to facilitate the imposition of the short-term trading fee at the participant or individual account level. Until such time as financial adviser systems are modified, a significant percentage of an Acquiring Fund’s shareholders may not be subject to the short-term trading fee.

Selling Restrictions

The table below describes restrictions place on selling shares of any Acquiring Fund described in this Prospectus.

Restriction	Situation
The Acquiring Fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday).

• During an emergency. • Any other period permitted by the SEC.

Each Acquiring Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.

An Acquiring Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or [may take up to 7 days to pay a redemption request in order to raise capital]:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.

An Acquiring Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

How Fund Shares Are Priced

“Net asset value” is the price of one share of an Acquiring Fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets - liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by Boston Financial Data Services, Inc., the Acquiring Funds’ Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Acquiring Funds or their Distributor.

•	Requests received by the Distributor or selected dealers and agents after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in “Buying Shares” and “Selling Shares.”

Generally, Acquiring Fund securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value).

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are value at their fair value under the direction of the Trust’s board of trustees.

Events or circumstances affecting the values of fund securities that occur between the closing of principal markets on which they trade and the time the net asset value of the fund shares is determined may be reflected in the Trust’s calculations of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing.

Dividends and other Distributions and Tax Consequences

Dividends and other Distributions

The AXA Technology Fund generally distribute most or all of its net investment income and net realized gains, if any, annually. The AXA Bond Fund normally pays dividends monthly and its net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Multimanager Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Acquiring Fund or in the same class of another AXA Enterprise Multimanager Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the Acquiring Fund at net asset value.

For more information or to change your distribution option, contact AXA Enterprise Multimanager Funds in writing, contact your broker or call (800) 432-4320.

Tax Consequences

Each Acquiring Fund intends to meet all requirements of the Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gains over net long-term capital loss are generally taxable at ordinary income rates, except that an Acquiring Fund’s dividends attributable to “qualified dividend income” (i.e., dividends received on stock of U.S. and certain foreign corporations with respect to which the Acquiring Fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Acquiring Fund shares on which the dividends were paid. Distributions of gains from investments that an Acquiring Fund owned for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held Acquiring Fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Acquiring Fund recognizes on sales or exchanges of capital assets after May 5, 2003, through its last taxable year beginning before January 1, 2009.

An exchange of shares for shares of another AXA Enterprise Multimanager Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her Acquiring Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of an Acquiring Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in taxable income from an Acquiring Fund, you will receive a Form 1099 to help you report the prior calendar year’s distributions and redemption proceeds, if any, on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate information requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each class of shares of each Acquiring Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in an Acquiring Fund (assuming reinvestment of all dividends and disbursements).

This information has been derived from the October 31, 2004 financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2004. The information below should be read in conjunction with the financial statements of each Acquiring Fund contained in the Trust’s Annual Report, which is incorporated by reference into the Trust’s Statement of Additional Information dated                     , 2005 and available upon request.

AXA TECHNOLOGY FUND

	Class A		Class B		Class C		Class Y
	2004(a) Year Ended October 31	2003(a) Year Ended October 31	2004(a) Year Ended October 31	2003(a) Year Ended October 31	2004(a) Year Ended October 31	2003(a) Year Ended October 31	2004(a) Year Ended October 31	2003(a) Year Ended October 31
Net asset value beginning of period	$9.07	$5.77	$8.97	$5.74	$8.97	$5.74	$9.09	$5.78
Income from investment operations:
Net investment loss	(0.14)	(0.12)	(0.20)	(0.17)	(0.20)	(0.17)	(0.11)	(0.10)
Net realized and unrealized gain on investments and foreign currency transactions	(0.09)	3.44	(0.10)	3.41	(0.10)	3.41	(0.11)	3.44

Total from investment operations	0.23	3.32	(0.30)	3.24	(0.30)	3.24	(0.22)	3.34

Less distributions:
Dividends from net Investment income	—	(0.02)	—	(0.01)	—	(0.01)	—	(0.03)

Net asset value, end of period	$8.84	$9.07	$8.67	$8.97	$8.67	$8.97	$8.87	$9.09

Total return†	(2.54)%	57.67%	(3.34)%	56.41%	(3.34)%	56.41%	(2.39)%	58.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$477	$480	$1,035	$1,056	$67	$62	$5,474	$5,954
Ratio of expenses to average net assets after waivers and reimbursements	1.95%	1.95%	2.70%	2.70%	2.70%	2.70%	1.70%	1.70%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly	1.74%	1.92%	2.49%	2.67%	2.49%	2.67%	1.49%	1.67%
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly	7.34%	9.26%	8.09%	10.01%	8.09%	10.01%	7.09%	9.01%
Ratio of net investment loss to average net assets after waivers and reimbursements	(1.73)%	(1.69)%	(2.48)%	(2.44)%	(2.48)%	(2.44)%	(1.48)%	(1.44)%
Ratio of net investment loss to average net assets after waivers, and fees paid indirectly	(1.52)%	(1.66)%	(2.27)%	(2.41)%	(2.27)%	(2.41)%	(1.27)%	(1.41)%
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly	(7.12)%	(9.00)%	(7.87)%	(9.75)%	(7.87)%	(9.75)%	(6.87)%	(8.75)%
Portfolio turnover rate	172%	125%	172%	125%	172%	125%	172%	125%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment loss	$0.48	$0.52	$0.47	$0.51	$0.47	$0.50	$0.48	$0.51

AXA CORE BOND FUND

	Class A		Class B		Class C		Class Y
	2004(a) Year Ended October 31	2003(a) Year Ended October 31	2004(a) Year Ended October 31	2003(a) Year Ended October 31	2004(a) Year Ended October 31	2003(a) Year Ended October 31	2004(a) Year Ended October 31	2003(a) Year Ended October 31
Net asset value beginning of period	$10.25	$10.22	$10.23	$10.20	$10.22	$10.19	$10.25	$10.22

Income from investment operations:
Net investment loss	0.25	0.27	0.17	0.19	0.17	0.19	0.27	0.29
Net realized and unrealized gain on investments and foreign currency transactions	0.24	0.32	0.24	0.32	0.24	0.32	0.24	0.33

Total from investment operations	0.49	0.59	0.41	0.51	0.41	0.51	0.51	0.62

Less distributions:
Dividends from net investment income	(0.32)	(0.35)	(0.24)	(0.27)	(0.24)	(0.27)	(0.34)	(0.38)

Distributions from realized gains	(0.19)	(0.21)	(0.19)	(0.21)	(0.19)	(0.21)	(0.19)	(0.21)

Total dividends and distributions	(0.51)	(0.56)	(0.43)	(0.48)	(0.43)	(0.48)	(0.53)	(0.59)

Net asset value, end of period	$10.23	$10.25	$10.21	$10.23	$10.20	$10.22	$10.23	$10.25

Total return†	4.91%	5.93%	4.02%	5.14%	4.12%	5.14%	5.17%	6.19%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,287	$4,514	$7,380	$9,647	$1,000	$1,538	$26,206	$26,589
Ratio of expenses to average net assets after waivers and reimbursements	1.05%	1.05%	1.80%	1.80%	1.80%	1.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers and reimbursements	2.44%	2.25%	3.19%	3.00%	3.19%	3.00%	2.19%	2.00%
Ratio of net investment income to average net assets after waivers and reimbursements	2.43%	2.59%	1.68%	1.84%	1.68%	1.84%	2.68%	2.84%
Ratio of net investment income to average net assets before waivers and reimbursements	1.04%	1.39%	0.29%	0.64%	0.29%	0.64%	1.29%	1.64%
Portfolio turnover rate	564%	566%	564%	566%	564%	566%	564%	566%
Effect of voluntary expense limitation during the period:
Per share benefit to net investment income	$0.14	$0.12	$0.14	$0.12	$0.14	$0.12	$0.14	$0.12

#	Per share amount is less than $0.005.

†	The total returns for Class A, Class B and Class C do not include sales charges.

(a)	Net investment income and capital changes are based on monthly average shares outstanding.

Shareholder Proposals

The Corporation is not required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless such shareholder action is required. Any shareholder who wishes to submit a proposal to be considered at the Corporation’s next meeting of shareholders should send the proposal to The Enterprise Group of Funds, Inc., 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022, so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Corporation’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this              day of             , 2005, between AXA Enterprise Multimanager Funds Trust, a Delaware statutory trust (“Trust”), on behalf of each of its segregated portfolios of assets (“series”) listed under the heading “Acquiring Funds” on Schedule A to this Agreement (“Schedule A”) (each, an “Acquiring Fund”), and The Enterprise Group of Funds, Inc. (formerly The Enterprise Group of Funds II, Inc.), a Maryland corporation (“Corporation”), on behalf of each of its series listed under the heading “Acquired Funds” on Schedule A (each, an “Acquired Fund”). (Each Acquiring Fund and Acquired Fund is sometimes referred to herein as a “Fund,” and each of the Trust and the Corporation is sometimes referred to herein as an “Investment Company.”) All agreements, covenants, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by the Trust on each Acquiring Fund’s behalf and by the Corporation on each Acquired Fund’s behalf, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Investment Company of which it is a series acting on its behalf.

Each Investment Company wishes to effect two separate reorganizations, each described in section 368(a)(1)(C) or (D) of the Internal Revenue Code of 1986, as amended (“Code”), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). Each reorganization will consist of (1) an Acquired Fund’s transfer of all its assets to the Acquiring Fund listed on Schedule A opposite its name in exchange solely for voting shares of beneficial interest in that Acquiring Fund and that Acquiring Fund’s assumption of all that Acquired Fund’s stated liabilities, (2) the distribution of those shares pro rata to that Acquired Fund’s shareholders in exchange for their shares of stock therein and in complete liquidation thereof, and (3) that Acquired Fund’s termination (all the foregoing transactions involving each Acquired Fund and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of the other Reorganization. (For convenience, the balance of this Agreement refers only to a single Reorganization, one Acquired Fund, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company’s Board of Trustees/Directors (each, a “Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in the Reorganization is in the best interests of its Fund and that the interests of the existing shareholders of its Fund will not be diluted as a result of the Reorganization.

The Acquired Fund offers four classes of shares of common stock ($0.001 par value per share), designated Class A, Class B, Class C, and Class Y shares (“Class A Acquired Fund Shares,” “Class B Acquired Fund Shares,” “Class C Acquired Fund Shares,” and “Class Y Acquired Fund Shares,” respectively, and collectively, “Acquired Fund Shares”). The Acquiring Fund offers four classes of voting shares of beneficial interest ($0.001 par value per share), also designated Class A, Class B, Class C, and Class Y shares (“Class A Acquiring Fund Shares,” “Class B Acquiring Fund Shares,” “Class C Acquiring Fund Shares,” and “Class Y Acquiring Fund Shares,” respectively, and collectively, (“Acquiring Fund Shares”); although the Acquiring Fund offers a fifth class of shares, designated Class P shares, those shares are not involved in the Reorganization and are not included in the term “Acquiring Fund Shares.” Each class of Acquiring Fund Shares is identical to the similarly designated class of Acquired Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions herein set forth, the Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Acquiring Fund. In exchange therefor, the Acquiring Fund shall —

(a)	issue and deliver to the Acquired Fund the number of full and fractional (rounded to the eighth decimal place) (i) Class A Acquiring Fund Shares determined by dividing the Acquired Fund’s net value (computed as set forth in paragraph 2.1) (“Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value (“NAV”) of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Acquired Fund Value attributable to the Class Y Acquired Fund Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

(b)	assume all of the Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on the Acquired Fund’s books — the Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).

1.3. The Liabilities shall consist of all of the Acquired Fund’s liabilities set forth on a statement of assets and liabilities as of the Valuation Time prepared in accordance with generally accepted accounting principles consistently applied (“GAAP”), certified by the Corporation’s Treasurer (“Statement of Assets and Liabilities”). Notwithstanding the foregoing, the Acquired Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Closing Time (as defined in paragraph 3.1).

1.4. On or immediately before the closing date provided for in paragraph 3.1 (“Closing Date”), the Acquired Fund shall declare and pay to its shareholders one or more dividends and/or other distributions in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its (a) ”investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) ”net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Closing Date.

1.5. On the Closing Date (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined as of the Closing Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in exchange for their Acquired Fund Shares, and will completely liquidate. That distribution shall be accomplished by Boston Financial Data Services, Inc., in its capacity as the Trust’s transfer agent (“Transfer Agent”), opening accounts on the Acquiring Fund’s share transfer books in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Shareholder’s account shall be credited with the respective pro rata number of full and fractional (rounded to the eighth decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Acquired Fund Shares shall be credited with the respective pro rata number of full and fractional Class A Acquiring Fund Shares due that Shareholder, the account for each Shareholder that holds Class B Acquired Fund Shares shall be credited with the respective pro rata number of full and fractional Class B Acquiring Fund Shares due that Shareholder, and so on). All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s share transfer books. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Closing Date, the Acquired Fund shall be terminated as a series of the Corporation and any further actions shall be taken in connection therewith as required by applicable law.

1.7. Ownership of Acquiring Fund Shares shall be shown on the Transfer Agent’s books.

1.8. Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.9. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s share transfer books of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), the Acquired Fund’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and the declaration of any dividends on the Closing Date (“Valuation Time”), using the valuation procedures set forth in the Corporation’s then-current prospectus and statement of additional information and valuation procedures established by its Board, less (b) the amount of the Liabilities as of the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share for each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by its Board.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by AXA Equitable Life Insurance Company (“AXA Equitable”), in its capacity as each Investment Company’s administrator, and shall be subject to confirmation by each Investment Company’s independent accountants.

3.	CLOSING AND CLOSING DATE

3.1. Unless the Investment Companies agree otherwise, the Closing Date shall be                     , 2005, and all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date (4:00 p.m., Eastern Time) (“Closing Time”). The Closing shall be held at the Trust’s offices or at such other place as to which the Investment Companies agree.

3.2. The Corporation shall direct JPMorgan Chase Bank, custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (a) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the Acquiring Fund’s account duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which any Assets are deposited, the Assets that are deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Corporation shall direct Boston Financial Data Services, Inc., in its capacity as the Corporation’s transfer agent (“Corporation Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the number (rounded to the eighth decimal place) of outstanding Acquired Fund Shares each Shareholder owned immediately before the Closing.

3.4. The Corporation shall deliver to the Trust at the Closing (a) the Statement of Assets and Liabilities and (b) a certificate of the Corporation’s Treasurer setting forth information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, on the Acquired Fund’s books immediately before the Closing.

3.5. If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either Board, accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

3.6. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance reasonably satisfactory to the recipient and dated the Closing Date, to the effect that the representations and warranties it made in this Agreement are true and correct on the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Corporation, on the Acquired Fund’s behalf, represents and warrants to the Trust, on the Acquiring Fund’s behalf, as follows:

(a)	The Corporation is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation (“Articles”) are on file with that state’s Department of Assessments and Taxation;

(b)	The Corporation is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Closing Time;

(c)	The Acquired Fund is a duly established and designated series of the Corporation;

(d)	On the Closing Date, the Corporation, on the Acquired Fund’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans” as referred to in section 851(b)(2) of the Code or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto;

(e)	The Acquired Fund is not engaged currently, and the Corporation’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Articles or the Corporation’s By-Laws (collectively, “Corporation Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Corporation, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Corporation, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f)	All material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, on or before the Closing Date, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Corporation, on the Acquired Fund’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)

No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Corporation with respect to the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Corporation, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated, except as otherwise disclosed to the Trust;

(h)	The Acquired Fund’s Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and present fairly, in all material respects, the Acquired Fund’s financial condition as of such date in accordance with GAAP; and to the Corporation’s management’s best knowledge and belief, there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(i)	Since October 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by its shareholders shall not constitute a material adverse change;

(j)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	The Acquired Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation (including the taxable year that ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”) and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; from the time the Corporation’s Board approves this Agreement (“Approval Time”) through the Closing Time, the Acquired Fund will invest its assets in a manner that ensures its compliance with the foregoing; from the time it commenced operations through the Closing Time, the Acquired Fund has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Closing Time, the Acquired Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC or (b) otherwise change its historic investment policies; and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)	All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and state securities laws; all issued and outstanding Acquired Fund Shares will, at the Closing Time, be held by the persons and in the amounts set forth in the Corporation Transfer Agent’s records, as provided in paragraph 3.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(m)	The Acquired Fund incurred the Liabilities in the ordinary course of its business;

(n)	The Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

(o)	During the five-year period ending on the Closing Date, (1) neither the Acquired Fund nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Shares, except for shares redeemed in the ordinary course of the Acquired Fund’s business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (2) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to the Acquired Fund’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

(p)	Not more than 25% of the value of the Acquired Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

(q)	The Corporation’s current prospectus and statement of additional information including the Acquired Fund (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)	The Registration Statement (as defined in paragraph 4.3(a)) (other than written information provided by the Trust for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(s)	The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms hereof.

4.2. The Trust, on the Acquiring Fund’s behalf, represents and warrants to the Corporation, on the Acquired Fund’s behalf, as follows:

(a)	The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof;

(b)	The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Closing Time;

(c)	The Acquiring Fund is a duly established and designated series of the Trust;

(d)	No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(e)

The Acquiring Fund is not engaged currently, and the Trust’s execution, delivery, and performance of this Agreement will not result, in (1) a material violation of the Trust’s Agreement and Declaration of Trust (“Declaration”) or By-Laws (collectively, “Trust Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Trust, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(f)	No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust with respect to the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)	The Acquiring Fund’s Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments at and for the year ended on October 31, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and present fairly, in all material respects, the Acquiring Fund’s financial condition as of such date in accordance with GAAP; and to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein;

(h)	Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities the Acquiring Fund holds, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

(i)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)	The Acquiring Fund is a “fund” as defined in section 851(g)(2) of the Code; for each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code; and the Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(k)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)

The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire — during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Fund Shares, any

Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

(m)	Following the Reorganization, the Acquiring Fund (1) will continue the Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of the Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, the Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

(n)	There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

(o)	The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Shares;

(p)	During the five-year period ending on the Closing Date, neither the Acquiring Fund nor any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Acquiring Fund Shares;

(q)	Immediately after the Reorganization, (1) not more than 25% of the value of the Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

(r)	The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ account, pursuant to the terms of this Agreement, (1) will on the Closing Date have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by the Trust;

(s)	The Registration Statement (other than written information provided by the Corporation for inclusion therein) will, on its effective date, on the Closing Date, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(t)	The Declaration permits the Trust to vary its shareholders’ investment therein; and the Trust does not have a fixed pool of assets — each series thereof (including the Acquiring Fund) is a managed portfolio of securities, and AXA Equitable and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, or state securities laws for its execution or performance of this Agreement, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), and (2) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Closing Date;

(b)	The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)	Its management (1) is unaware of any plan or intention of the Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person “related” (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person “related” (within such meaning) to the Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company, (3) expects that the percentage of interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d)	The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

(e)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(f)	There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

(g)	Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Acquired Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts the Acquired Fund uses to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax) will be included as assets held thereby immediately before the Reorganization;

(h)	Immediately after the Reorganization, the Shareholders [will] [will not] own shares constituting “control” (as defined in section 304(c) of the Code) of the Acquiring Fund;

(i)	None of the compensation received by any Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(j)	Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”);

(k)	The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1(o), 4.2(l), and 4.2(p) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Acquired Fund on the Closing Date.

5.	COVENANTS

5.1. The Corporation covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein (“Shareholders Meeting”).

5.2. The Corporation covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3. The Corporation covenants that it will assist the Trust in obtaining information the Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.4. The Corporation covenants that it will turn over its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the Trust at the Closing.

5.5. Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the Acquiring Fund, title to and possession of all the Assets, and (b) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Closing Date.

5.8. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Closing Time, with the same force and effect as if made at and as of such time, and (c) the following further conditions that, at or before such time:

6.1. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties.

6.2. On the Closing Date, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

6.3. The Investment Companies shall have received an opinion of Kirkpatrick & Lockhart LLP (“Counsel”) substantially to the effect that:

(a)	The Acquired Fund is a duly established series of the Corporation, a corporation that is validly existing and in good standing under the laws of the State of Maryland, and the Acquiring Fund is a duly established series of the Trust, a statutory trust that is validly existing as a statutory trust under the laws of the State of Delaware;

(b)	This Agreement has been duly authorized and adopted by each Investment Company on its respective Fund’s behalf;

(c)	The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement have been duly authorized and, on their issuance and delivery in accordance with this Agreement, will be validly issued, fully paid, and non-assessable;

(d)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Corporation Governing Documents or Trust Governing Documents or, to Counsel’s knowledge, violate any obligation of either Investment Company under the express terms of any court order that names the Investment Company and is specifically directed to it or its property, except as set forth in such opinion;

(e)	To Counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Investment Company, on its respective Fund’s behalf, of the transactions contemplated herein, except any that have been obtained and are in effect and exclusive of any required under state securities laws;

(f)	Each Investment Company is registered with the Commission as an investment company, and to Counsel’s knowledge no order has been issued or proceeding instituted to suspend either such registration; and

(g)	To Counsel’s knowledge (without any independent inquiry or investigation), as of the date of the opinion, there is no action or proceeding pending before any court or governmental agency, or overtly threatened in writing against either Investment Company (with respect to its respective Fund) or any of its properties or assets attributable or allocable to its respective Fund that seeks to enjoin the performance or affect the enforceability of this Agreement, except as set forth in such opinion.

In rendering such opinion, Counsel need not undertake any independent investigation, examination, or inquiry to determine the existence or absence of any facts, need not cause a search to be made of court records or liens in any jurisdiction with respect to either Investment Company or Fund, and may (1) rely, as to matters governed by the laws of the State of Maryland and/or the State of Delaware, on an opinion of competent Maryland or Delaware counsel, respectively, (2) make assumptions that the execution, delivery, and performance of any agreement, instrument, or document by any person or entity other than an Investment Company has been duly authorized, (3) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof and other assumptions customary for opinions of this type, (4) limit such opinion to applicable federal and state law, (5) define the word “knowledge” and related terms to mean the actual knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this

Agreement and the Reorganization and not to include matters as to which such attorneys could be deemed to have constructive knowledge, and (6) rely as to matters of fact on certificates of public officials and statements contained in officers’ certificates.

6.4. The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	The Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by the Acquired Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Acquired Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)	The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(d)	The Acquiring Fund’s basis in each Asset will be the same as the Acquired Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each Asset will include the Acquired Fund’s holding period therefor;

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(f)	A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	EXPENSES

The Reorganization Expenses shall be borne by the Funds in proportion to their respective NAVs at the Valuation Time. The Reorganization Expenses include costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding the foregoing, expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in such party’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before [                    ], 2005, or such other date as to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Acquired Fund’s shareholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	SEVERABILITY

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

12.	MISCELLANEOUS

12.1. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company (on its respective Fund’s behalf) and its respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3. Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s trustees solely in their capacities as trustees and not individually. Each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees/directors, officers, or shareholders or any series of the Investment Company other than its Fund but are only binding on and enforceable against its Fund’s property. Each Investment Company, in asserting any rights or claims under this Agreement on its Fund’s behalf, shall look only to the other Fund’s property in settlement of such rights or claims and not to the property of any other series of the other Investment Company or to such trustees/directors, officers, or shareholders.

12.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST, on behalf of each of its series listed on Schedule A

By:
Steven M. Joenk President and Chief Executive Officer

THE ENTERPRISE GROUP OF FUNDS, INC., on behalf of each of its series listed on Schedule A

By:
Steven M. Joenk President and Chief Executive Officer

SCHEDULE A

Acquired Funds (each a series of The Enterprise Group of Funds, Inc.)	Acquiring Funds (each a series of Enterprise Multimanager Funds Trust)
Enterprise Technology Fund	AXA Enterprise Multimanager Technology Fund

Enterprise Total Return Fund	AXA Enterprise Multimanager Core Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

Dated:             , 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

Enterprise Technology Fund

Enterprise Total Return Fund

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

AXA ENTERPRISE MULTIMANAGER FUNDS TRUST

AXA Enterprise Multimanager Technology Fund

AXA Enterprise Multimanager Core Bond Fund

1290 Avenue of the Americas

New York, New York 10104

Acquisition of the assets and assumption of the stated liabilities of:	By and in exchange for shares of:
Enterprise Technology Fund	AXA Enterprise Multimanager Technology Fund

Enterprise Total Return Fund	AXA Enterprise Multimanager Core Bond Fund

each, a series of: The Enterprise Group of Funds, Inc.	each, a series of: AXA Enterprise Multimanager Funds Trust
3343 Peachtree Road, N.E. Suite 450	1290 Avenue of the Americas
Atlanta, GA 30326	New York, NY 10104

This Statement of Additional Information (the “SAI”) is available to shareholders of the Enterprise Technology Fund and Enterprise Total Return Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each of which is a series of The Enterprise Group of Funds, Inc. (the “Corporation”), in connection with the proposed transaction whereby all of the assets and stated liabilities of each Acquired Fund will be transferred to the corresponding series (each, an “Acquiring Fund” and collective, the “Acquiring Funds”) of the AXA Enterprise Multimanager Funds Trust (the “Trust”) shown in the table above, in exchange for shares of that Acquiring Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

This SAI consists of this cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Statement of Additional Information of the Trust dated December 13, 2004, as supplemented, which includes information relating to the Acquiring Funds;

(2)	The combined Annual Report to Shareholders of the Trust for the fiscal year ended October 31, 2004, which includes information relating to the Acquiring Funds; and

(3)	The combined Annual Report to Shareholders of the Corporation for the fiscal year ended October 31, 2004, which includes information relating to the Acquired Funds.

The Trust’s Statement of Additional Information that is incorporated by reference herein includes information about its other funds that is not relevant to the Reorganizations. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated             , 2005 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling (800) 528-0404. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth pro forma Portfolio of Investments as of October 31, 2004, the pro forma condensed Statement of Assets and Liabilities as of October 31, 2004, and the pro forma condensed Statement of Operations for the twelve month period ended October 31, 2004 for each Acquired Fund and its corresponding Acquiring Fund as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the Funds as of October 31, 2004, which has changed, and will continue to change, over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that a portion of each Acquired Fund’s holdings may not remain at the time of its Reorganization. It is also expected that if the shareholders of the Enterprise Technology Fund and Enterprise Total Return Fund approve the Reorganization, each Acquired Fund’s holdings that are not compatible with the corresponding Acquiring Fund’s holdings will be liquidated in an orderly manner in connection with its Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with the holdings of the corresponding Acquiring Fund. As of                     , 2004, these assets represented less than     % of the Enterprise Technology Fund’s and     % of the Enterprise Total Return Fund’s portfolio. The portion of each of these Acquired Fund’s assets that will be liquidated in connection with its Reorganization will depend on market conditions and on the subadviser’s assessment of the compatibility of the Acquired Fund’s holdings with the Acquiring Fund’s portfolio composition and its investment objective and policies at the approximate time of the Reorganization.

The need for an Acquired Fund to dispose of investments in connection with its Reorganization may result in that Fund’s selling securities at a disadvantageous time or price and could result in that Fund’s realizing gain (or losses) that would not otherwise have been realized.

2

AXA ENTERPRISE MULTIMANAGER TECHNOLOGY Fund

(“AXA Technology Fund”)

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Technology Fund Shares	AXA Technology Fund Shares	Pro Forma AXA Technology Fund Shares	Description	Enterprise Technology Fund Market Value	AXA Technology Fund Market Value	Pro Forma AXA Technology Fund Market Value
			COMMON STOCKS:
			Aerospace & Defense
	250	250	Raytheon Company		$23,205	$23,205

			Biotechnology
	550	550	Amylin Pharmaceuticals, Inc.*		11,715	11,715
	130	130	Gilead Sciences, Inc.*		4,502	4,502
	820	820	Vicuron Pharmaceuticals, Inc.*		11,496	11,496

					27,713	27,713

			Application Software
	4,210	4,210	Amdocs Ltd.*		105,881	105,881
	1,270	1,270	Autodesk, Inc.		66,992	66,992
184,200	7,015	191,215	BEA Systems, Inc.*	1,495,704	56,962	1,552,666
	4,300	4,300	Business Objects S.A. (ADR)*		109,736	109,736
61,300	4,330	65,630	Citrix Systems, Inc.*	1,479,169	104,483	1,583,652
28,950		28,950	Cognos Inc. (a)	1,143,815		1,143,815
24,600	—	24,600	Fair, Issac & Company Inc.	742,920	—	742,920
	300	300	Electronic Arts, Inc.*		13,476	13,476
31,400		31,400	Intuit Inc. (a)	1,424,304		1,424,304
144,700		144,700	Lionbridge Technologies Inc. (a)	678,643		678,643
	2,270	2,270	McAfee, Inc.*		54,934	54,934
17,500	4,395	21,895	Mercury Interactive Corp.*	760,025	190,875	950,900
	364	364	MicroStrategy, Inc., Class A*		21,833	21,833
62,324		62,324	PalmSource Inc. (a)	1,397,304		1,397,304
	6,540	6,540	Red Hat, Inc.*		83,974	83,974
	2,250	2,250	SAP AG (ADR)		95,962	95,962
	169,150	169,150	SonicWALL Inc. (a)	845,750		845,750
	2,886	2,886	Symantec Corp.*		164,329	164,329
36,350		36,350	Take-Two Interactive Software Inc. (a)	1,198,096		1,198,096
172,400		172,400	TIBCO Software Inc. (a)	1,675,728		1,675,728
	900	900	Trend Micro, Inc.		43,055	43,055

				12,841,458	1,112,492	13,953,950

			Commercial Services & Supplies
	1,200	1,200	Cendant Corp.		24,708	24,708
	200	200	Manpower, Inc.		9,050	9,050

				—	33,758	33,758

			Computer Hardware
41,500	2,430	43,930	Apple Computer, Inc.*	2,179,995	127,648	2,307,643
40,750	1,800	42,550	Dell, Inc.*	1,428,695	63,108	1,491,803

				3,608,690	190,756	3,799,446

			Computer Storage & Peripherals
159,300	9,330	168,630	EMC Corp.*	2,050,191	120,077	2,170,268
	1,200	1,200	Hutchinson Technology, Inc.*		40,332	40,332
	740	740	Intergraph Corp.*		18,452	18,452
	1,000	1,000	International Business Machines Corp.		89,750	89,750
	2,800	2,800	NCR Corp.*		157,780	157,780
86,700	—	86,700	PalmOne Inc. (a)	2,511,699	—	2,511,699
	1,300	1,300	QLogic Corp.*		42,250	42,250
	5,480	5,480	SanDisk Corp.*		114,368	114,368
	1,080	1,080	Telvent GIT S.A.*		9,968	9,968

				4,561,890	592,977	5,154,867

			Energy Equipment & Services
	240	240	Cooper Cameron Corp.*		11,604	11,604
	780	780	Halliburton Co.		28,891	28,891
	700	700	Input/Output, Inc.*		4,893	4,893
	260	260	Schlumberger Ltd.		16,365	16,365
	200	200	Smith International, Inc.*		11,616	11,616
	290	290	Weatherford International Ltd.*		15,155	15,155

				—	88,524	88,524

			Electronic Equipment & Instruments
	4,415	4,415	Agilent Technologies, Inc.*		110,640	110,640
	1,400	1,400	Flextronics International Ltd.*		16,870	16,870
47,900		47,900	Garmin Ltd.	2,395,000		2,395,000
104,100		104,100	Symbol Technologies Inc.	1,529,229		1,529,229

				3,924,229	127,510	4,051,739

			Health Care Equipment
	330	330	Guidant Corp.		21,985	21,985
	1,830	1,830	Nektar Therapeutics*		26,370	26,370

				—	48,355	48,355

See Notes to Financial Statements

3

AXA PREMIER TECHNOLOGY PORTFOLIO

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Technology Portfolio Shares	AXA Premier Technology Portfolio Shares	Pro Forma AXA Premier Technology Portfolio Shares	Description	Enterprise Technology Portfolio Market Value	AXA Premier Technology Portfolio Market Value	Pro Forma AXA Premier Technology Portfolio Market Value
			IT Consulting & Services
	1,900	1,900	Accenture Ltd., Class A*		45,999	45,999
	2,400	2,400	BISYS Group, Inc.*		35,040	35,040
	1,500	1,500	CheckFree Corp.*		46,500	46,500
51,150			Check Point Software Technologies Ltd. (a)	1,157,064		1,157,064
22,000	1,190	23,190	Cognizant Technology Solutions Corp., Class A*	748,000	40,460	788,460
	800	800	Computer Sciences Corp.*		39,736	39,736
	980	980	DST Systems, Inc.*		43,953	43,953
	2,400	2,400	First Data Corp.		99,072	99,072
21,200		21,200	Global Payments Inc.	1,160,912		1,160,912
	810	810	Greenfield Online, Inc.*		17,034	17,034
	260	260	Infosys Technologies Ltd. (ADR)		17,290	17,290
	600	600	Iron Mountain, Inc.*		19,830	19,830
	240	240	SRA International, Inc., Class A*		12,903	12,903

				3,065,976	417,817	3,483,793

			Industrial Conglomerates
	1,940	1,940	Tyco International Ltd.	—	60,431	60,431

			Internet Retail
32,350	1,920	34,270	eBay, Inc.*	3,157,684	187,411	3,345,095
	3,115	3,115	IAC/InterActiveCorp*		67,347	67,347
56,300	2,300	58,600	Shanda Interactive Entertainment Ltd. (ADR)*	1,710,901	69,895	1,780,796

				4,868,585	324,653	5,193,238

			Internet Software & Services
93,400		93,400	Akamai Technologies Inc. (a)	1,293,590		1,293,590
33,100		33,100	Ask Jeeves, Inc. (a)	853,318	—	853,318
5,700	710	6,410	Google, Inc., Class A*	1,087,018	135,401	1,222,419
	660	660	InfoSpace, Inc.*		34,650	34,650
52,500	1,208	53,708	Netease.com (ADR)*	2,441,775	56,184	2,497,959
164,600		164,600	Netgear Inc. (a)	2,243,498		2,243,498
82,650		82,650	Sina Com (a)	2,768,775		2,768,775
	200	200	Softbank Corp.		9,040	9,040
	6,310	6,310	VeriSign, Inc.*		169,297	169,297
76,400	9,080	85,480	Yahoo!, Inc.*	2,764,916	328,605	3,093,521

				13,452,890	733,177	14,186,067

			Media
1,700	20	1,720	DreamWorks Animation SKG, Inc., Class A*	66,385	781	67,166
123,600		123,600	Netflix Common Inc. (a)	1,170,492		1,170,492
	945	945	Pixar*		75,997	75,997
67,800		67,800	XM Satellite Radio Holdings Inc. (Class A) (a)	2,191,296		2,191,296

				3,428,173	76,778	3,504,951

			Networking Equipment
235,400	2,800	238,200	Brocade Communications Systems, Inc.*	1,598,366	19,012	1,617,378

			Pharmaceuticals
	490	490	Endo Pharmaceuticals Holdings, Inc.*		10,682	10,682
	1,210	1,210	Johnson & Johnson		70,640	70,640

					81,322	81,322

			Semiconductors and Semiconductor Equipment
	6,515	6,515	Altera Corp.*		148,086	148,086
32,050	1,900	33,950	Analog Devices, Inc.	1,290,333	76,494	1,366,827
45,650	6,475	52,125	Applied Materials, Inc.*	734,965	104,247	839,212
	2,153	2,153	ASM International N.V.*		30,616	30,616
	3,883	3,883	ASML Holding N.V. (N.Y. Shares)*		55,333	55,333
	1,500	1,500	Broadcom Corp., Class A*		40,575	40,575
	4,400	4,400	Fairchild Semiconductor International, Inc., Class A*		63,228	63,228
85,950	2,015	87,965	Intel Corp.	1,913,247	44,854	1,958,101
	1,930	1,930	KLA-Tencor Corp.*		87,873	87,873
	2,200	2,200	Lam Research Corp.*		57,266	57,266
	5,350	5,350	Marvell Technology Group Ltd.*		152,849	152,849
	1,700	1,700	Micron Technology, Inc.*		20,706	20,706
	7,500	7,500	ON Semiconductor Corp.*		27,000	27,000
	455	455	Samsung Electronics Co., Ltd. (GDR)§		89,313	89,313
84,750		84,750	Semiconductor Manufacturing International Corporation (a)	914,452		914,452
	2,357	2,357	STMicroelectronics N.V. (NY Shares)		43,628	43,628
	12,017	12,017	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		90,969	90,969
	1,785	1,785	Teradyne, Inc.*		29,560	29,560
	5,205	5,205	Texas Instruments, Inc.		127,262	127,262
	4,340	4,340	Xilinx, Inc.		132,804	132,804

				4,852,997	1,422,663	6,275,660

						—
			Systems Software
	1,670	1,670	Adobe Systems, Inc.		93,570	93,570
126,800	8,835	135,635	Microsoft Corp.	3,549,132	247,292	3,796,424
	6,265	6,265	VERITAS Software Corp.*		137,078	137,078

				3,549,132	477,940	4,027,072

			Travel/Entertainment/Leisure
13,600			eLong Inc. (ADR) (a)	184,960		184,960

See Notes to Financial Statements

4

AXA PREMIER TECHNOLOGY PORTFOLIO

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Technology Portfolio Shares	AXA Premier Technology Portfolio Shares	Pro Forma AXA Premier Technology Portfolio Shares	Description	Enterprise Technology Portfolio Market Value	AXA Premier Technology Portfolio Market Value	Pro Forma AXA Premier Technology Portfolio Market Value
			Telecommunications Equipment
	1,200	1,200	Adtran, Inc.		25,920	25,920
107,100	1,270	108,370	Avaya, Inc.*	1,542,240	18,288	1,560,528
116,000	12,715	128,715	Cisco Systems, Inc.*	2,228,360	244,255	2,472,615
	4,920	4,920	Comverse Technology, Inc.*		101,549	101,549
	11,910	11,910	Corning, Inc.*		136,369	136,369
	1,560	1,560	Juniper Networks, Inc.*		41,512	41,512
	6,100	6,100	Lucent Technologies, Inc.*		21,655	21,655
112,500	1,300	113,800	Motorola, Inc.	1,941,750	22,438	1,964,188
	5,200	5,200	Nokia OYJ (ADR)		80,184	80,184
	200	200	Plantronics, Inc.		8,700	8,700
	1,500	1,500	Powerwave Technologies, Inc.*		11,205	11,205
34,800	3,060	37,860	QUALCOMM, Inc.	1,454,988	127,939	1,582,927
29,850	1,940	31,790	Research In Motion Ltd.*	2,632,770	171,108	2,803,878
	1,300	1,300	Scientific-Atlanta, Inc.		35,607	35,607
	500	500	Telefonaktiebolaget LM Ericsson (ADR)*		14,455	14,455

				9,800,108	1,061,184	10,861,292

			Wireless Telecommunications Services
106,650	1,610	108,260	Nextel Partners, Inc., Class A*	1,795,986	27,112	1,823,098

			Total Common Stocks
			(Cost $56,625,607, $5,688,853 and $62,314,460 respectively)	71,533,440	6,947,379	78,480,819

	Number of Warrants		Warrants IT Services
	325	325	Tata Consultancy Services Ltd., expiring 8/10/05 *†§ (Cost $5,995)		8,271	8,271

Principal Amount	Principal Amount	Principal Amount
			SHORT-TERM DEBT SECURITIES:
			Time Deposit
	195,235	195,235	JPMorgan Chase Nassau, 1.29%, 11/1/04		195,235	195,235

			Repurchase Agreement
3,182,000			State Street Bank & Trust Repurchase Agreement, 1.45% due 11/01/04	3,182,000		3,182,000

			Proceeds $3,182,384 Collateral, U.S. Treasury Bond $2,010,000 11.25% due 02/15/15, Value $3,296,591
			Total Short-Term Debt Securities (Amortized Cost $195,235 and $3,182,000 respectively)	3,182,000	195,235	3,377,235

	Number of Contracts ( c )		Options Purchased
			Call Options
			VERITAS Software Corp.
	33	33	January-05@$22.00* (Cost $5,357)		4,785	4,785

			Total Investment (Cost/Amortized Cost $65,496,460, $6,575,438, and 72,071,898 respectively)	$74,715,440	$7,155,670	$81,871,110

*	Non-income producing.

†	Security (totaling $8,271 or 0.12% of net assets) valued at fair value.

§	Securities exempt from registration under Rule 144A of the Securities act of 1933. These Securities may only be resold to qualified institutional buyers. These Securities may only be resold to qualified institutional buyers. At October 31, 2004, the market value of these securities amounted to $97,584 or 1.4% of net assets.

(c)	One contract relates to 100 shares.

Glossary:

ADR — American Depository Receipt

GDR — Global Depository Receipt

See Notes to Financial Statements

5

Pro Forma AXA Enterprise Technology Financials

As of October 31, 2004

(Unaudited)

	Enterprise Technology	AXA Technology	Pro Forma Adjustments		Pro Forma AXA Technology
Statement of Assets and Liabilities
Assets
Investments at value	$74,715,440	$7,155,670	$—		$81,871,110
Cash	904	2,462	—		3,366
Receivable for securities sold	4,193,157	196,833	—		4,389,990
Receivable from investment manager	—	20,352
Receivable from shares sold	71,107	—	—		71,107
Dividends, interest and other receivables	384	549	—		933
Other assets	38,891	11,536	—		50,427

Total assets	79,019,883	7,387,402	—		86,407,285

Liabilities
Payable for securities purchased	6,091,428	154,315	—		6,245,743
Payable shares redeemed	243,046	100,900	—		343,946
Investment management fees payable	19,835	—			19,835
Distribution fees payable - Class B	—	1,005	—		1,005
Administrative fees payable	—	12,781	—		12,781
Trustees’ fees payable	—	70	—		70
Accrued expenses	76,245	65,456	—		141,701

Total liabilities	6,430,554	334,527	—		6,765,081

Net Assets	$72,589,329	$7,052,875	$—		$79,642,204

Investments at cost	$65,496,460	$6,575,438	$—		$72,071,898

Components of Net Assets:
Paid in capital	$335,758,443	$7,544,122	$—		$343,302,565
Accumulated overdistributed net investment income	—	(31,501)	—		(31,501)
Accumulated net realized (loss)	(272,388,094)	(1,039,978)	—		(273,428,072)
Unrealized appreciation (depreciation) on investments and foreign	9,218,980	580,232			9,799,212
currency translations	—	—	—		—

Net Assets	$72,589,329	$7,052,875	$—		$79,642,204

Net asset value, offering and redemption price per share	$—	$—	$—		$—

Class A Shares:
Net Assets	$27,549,316	$477,155	$—		$28,026,471

Shares outstanding	3,257,151	53,977	(140,702	) (a)	3,170,426
Net asset value, offering and redemption price per share	$8.46	$8.84	$—		$8.84
Maximum Sales Charge (4.75%, 5.50% and 5.50% of offering, respectively)	$0.42	$0.51	$—		$0.51

Maximum offering price per share	$8.88	$9.35	$—		$9.35

Class B Shares:
Net Assets	$34,889,199	$1,035,278	$—		$35,924,477

Shares outstanding	4,241,121	119,364	(218,516	) (a)	4,141,969

Net asset value, offering and redemption price per share	$8.23	$8.67	$—		$8.67

Class C Shares:
Net Assets	$9,597,602	$66,709	$—		$9,664,311

Shares outstanding	1,166,968	7,693	(60,156	) (a)	1,114,505

Net asset value, offering and redemption price per share	$8.22	$8.67	$—		$8.67

Class Z Shares:
Net Assets	$553,212	$5,473,733	$—		$6,026,945

Shares outstanding	63,729	616,927	(1,378	) (a)	679,278

Net asset value, offering and redemption price per share	$8.68	$8.87	$—		$8.87

See Notes to Financial Statements

6

Pro Forma AXA Technology Financials

(Unaudited)

	Enterprise Technology For the period January 1, 2004 to October 31, 2004	AXA Technology For the year ended October 31, 2004	Pro Forma Adjustments		Pro Forma AXA Technology
Statement of Operations
Investment Income
Dividends	$65,679	$13,107	$—		$78,786
Interest	8,308	2,377	—		10,685
Other Income	1,529				1,529

Total income	75,516	15,484	—		91,000

Expenses
Administrative fees	—	150,969	89,311	(a)	240,280
Transfer Agent fees	416,649	114,100	(38,794	) (b)	491,955
Investment management fees	691,319	93,943	387,161	(a)	1,172,423
Professional fees	16,072	49,901	(73	) (b)	65,900
Custodian fees	32,858	48,470	51,472		132,800
Registration and filing fees	35,583	37,697	(35,280	) (b)	38,000
Printing and mailing expenses	22,024	6,121	39,355		67,500
Trustees’ fees	1,885	5,808	13,307		21,000
Distribution fees - Class A	116,465	1,281	24,321	(a)	142,067
Distribution fees - Class B	337,662	9,379	67,538	(a)	414,579
Distribution fees - Class C	89,814	664	17,971	(a)	108,449
Miscellaneous	3,617	5,497	(3,114	) (b)	6,000

Gross expenses	1,763,948	523,830	613,174		2,900,952
Less: Waiver of investment management fees	—	(93,943)	(608,609	) (a)	(702,552)
Reimbursement from investment manager	(217,571)	(295,830)	513,401
Fees paid indirectly	—	(14,922)	14,922		—

Net expenses	1,546,377	119,135	532,888		2,198,400

Net Investment Loss	(1,470,861)	(103,651)	(532,888)		(2,107,400)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Securities	3,621,485	661,481	—		4,282,966
Options written	—	(64,342)	—		(64,342)
Foreign currency transactions	—	(305)	—		(305)

Net realized gain	3,621,485	596,834	—		4,218,319

Change in unrealized appreciation (depreciation) on:
Securities	(11,025,190)	(699,245)	—		(11,724,435)
Options written	—	(5)	—		(5)
Foreign currency translations	—	—	—		—

Net change in unrealized appreciation	(11,025,190)	(699,250)	—		(11,724,440)

Net Realized and Unrealized Gain	(7,403,705)	(102,416)	—		(7,506,121)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(8,874,566)	$(206,067)	$(532,888)		$(9,613,521)

Foreign taxes withheld on dividends	$—	$204	$—		$204

(a)	Reflects adjustment in expenses due to effects of new contract rate.

(b)	Reflects adjustment in expenses due to elimination of duplicative services.

See Notes to Financial Statements

7

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of October 31, 2004)

NOTE 1 – BASIS OF COMBINATION:

On December 15, 2004 the Board of Directors of the The Enterprise Group of Funds, Inc. (the “Company”) approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization”). The Reorganization contemplates the transfer of all assets of the Enterprise Technology Fund (“Technology Fund”) to the AXA Enterprise Multimanager Technology Fund (“AXA Technology Fund”) (the “Funds”) and assumption by the AXA Technology of all of the stated liabilities of the Technology Fund in exchange for shares of AXA Technology Fund having an aggregate value equal to the assets and liabilities of the Technology Fund, and the subsequent liquidation of the Technology Fund. The Technology Fund’s annual contractual management fee equals 1.00% of average daily net assets. The AXA Technology Fund annual contractual management fee rate equals 1.30% of average daily net assets. AXA Equitable Life Insurance Company has agreed to waive or limit its fees and to assume other expenses of the AXA Technology Fund so that the total annual operating expenses are limited to 2.15%, 2.70%, 2.70% and 1.70% of the average daily net assets of Class A, Class B, Class C and Class Y shares, respectively. The Reorganization is subject to Technology Fund shareholder approval. A special meeting of shareholders of the Technology Fund will be held on or about April 20, 2005.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2004. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Technology Fund and the AXA Technology Fund at October 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of Technology Fund and the AXA Technology Fund for the period/year ended October 31, 2004. These statements have been derived from the respective Fund’s books and records utilized in calculating the daily net asset value at the dates indicated above for the Technology Fund and the AXA Technology Fund under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Premier Technology for pre-combination periods will not be restated.

The AXA Technology Fund is the “accounting survivor.” The general criteria that is applied to determine the proper accounting survivor is outlined in the “AICPA Accounting and Audit Guide for Investment Companies,” and include in their order of relative importance:

a.)	Portfolio Management - The merged entity will be managed by the same investment advisers as the AXA Technology Fund.

b.)	Portfolio Composition - The portfolio composition of the merged entity will resemble the portfolio structure of the AXA Technology Fund.

c.)	Investment, Policies and Restrictions - The merged entity will have the same investment policies and restrictions as the Premier Technology Fund.

d.)	Expense Structure and Expense Ratios - The merged entity will have the same expense structure and expense ratios as the AXA Technology Fund.

8

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information for the AXA Premier Funds Trust.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the AXA Enterprise Multimanager Funds Trust (“Trust”):

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

9

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative, quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Board of Trustees.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Fund when the Trust’s investment manager deems that the particular event or circumstance would materially affect such Fund’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold.

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

10

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations of the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually. Depending on circumstances post merger, the Funds may have a low factor on the amount of capital loss any forwards it may utilize in future years. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Funds to which such gains are attributable. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to market of forward contracts, mark-to-market of passive foreign investment companies, and straddle transactions.

11

Short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes.

NOTE 3 – SHARES:

Each of the Technology Fund and the AXA Technology Fund offer Class A, Class B, Class C and Class Y shares. Each class of shares of the Technology Fund B substantially identified to the corresponding class of shares of the AXA Technology Fund. The AXA Technology Fund also offers Class P shares, but they are not involved in the Reorganization. The unaudited pro forma net asset value per share assumes additional shares of beneficial interest issued for each class in connection with the proposed acquisition of the Technology Fund by the Premier Technology as of October 31, 2004. The number of additional shares issued was calculated by dividing the net asset value of Class A, Class B, Class C and Class Y of the Technology Fund by the corresponding net asset value per share of the Premier Technology.

NOTE 4 – UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the Premier Technology’s shares as if the merger had taken place on October 31, 2004. The Funds will bear the expenses of the Reorganization, which are estimated at $             . The pro forma adjustments include expense adjustments due to the annualization of certain items in the statement of operations.

12

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

(“AXA Bond Fund”)

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

Enterprise Total Return Fund Principal Amount	AXA Bond Fund Principal Amount	Pro Forma AXA Bond Fund Principal Amount	Description	Enterprise Total Return Fund Market Value	AXA Bond Fund Market Value	Pro Forma AXA Bond Fund Market Value
			LONG-TERM DEBT SECURITIES:
			Asset-Backed and Mortgage-Backed Securities
			Asset-Backed Securities
			Ameriquest Mortgage Securities, Inc.,
			Series 03-1 A2
	13,610	13,610	2.343%, 2/25/33 (l)		$13,634	$13,634
			Series 03-2 A
	15,349	15,349	2.343%, 3/25/33 (l)		15,378	15,378
			Amortizing Residential Collateral Trust,
			Series 02-BC3M A
	63,300	63,300	2.203%, 6/25/32 (l)		63,376	63,376
			Argent Securities, Inc.,
			Series 03-W3 AV1B
	59,223	59,223	2.383%, 9/25/33 (l)		59,381	59,381
			Bear Stearns Asset Backed Securities, Inc.,
			Series 02-2 A1
	33,323	33,323	2.263%, 10/25/32 (l)		33,354	33,354
			Series 03-2 A2
	45,549	45,549	2.383%, 3/25/43 (l)		45,618	45,618
			Bear Stearns Arm Trust, Series 2001-3, Class A2
73,643		73,643	2.333%, 11/25/04 (v)	$73,768		73,768
			CDC Mortgage Capital Trust,
			Series 02-HE2 A
	21,952	21,952	2.223%, 1/25/33 (l)		21,965	21,965
			Cendant Mortgage Corp.,
			Series 03-A A1
	27,907	27,907	6.000%, 7/25/43 § (l)		28,901	28,901
			Centex Home Equity,
			Series 03-C AV
	22,289	22,289	2.233%, 9/25/33 (l)		22,309	22,309
			Centex Home Equity Loan Trust. Series 2004-A, Class AV2
140,806		140,806	2.213%, 11/25/04 (v)	140,946		140,946
			Chase Funding Loan Acquisition Trust,
			Series 01-FF1 A2
31,091		31,091	2.173%, 11/25/04 (v)	31,126		31,126
	24,872	24,872	2.173%, 4/25/31 (l)		24,900	24,900
			Citibank Credit Card Issuance Trust,
			Series 00-A1 A1
	125,000	125,000	6.900%, 10/15/07		130,111	130,111
			Series 03-A6 A6
	250,000	250,000	2.900%, 5/17/10		245,749	245,749
			Series 04-A1 A1
	200,000	200,000	2.550%, 1/20/09		198,144	198,144
			Series 04-A4 A4
	175,000	175,000	3.200%, 8/24/09		174,915	174,915
			Credit Suisse First Boston Mortgage Securities Corp.,
			Series 01-HE17 A1
	8,037	8,037	2.243%, 1/25/32 (l)		8,035	8,035
			Series 02-9 2X
	131,984	131,984	2.478%, 3/25/32 †§		132,017	132,017
			Series 02-HE4 A2
	7,431	7,431	2.373%, 8/25/32 (l)		7,446	7,446
			Series 02-P3 A
	98,149	98,149	2.482%, 8/25/33 †§(b)(l)		97,660	97,660
			First Alliance Mortgage Trust, Series 1999-4, Class A2
18,876		18,876	2.29%, 11/22/04 (v)	18,880		18,880
			First Franklin Mortgage Loan Asset Backed Certificates,
			Series 03-FF5 A2
	24,207	24,207	2.820%, 3/25/34 (l)		24,189	24,189
			Fremont Home Loan Trust,
			Series 03-1 A2
	50,643	50,643	2.273%, 2/25/33 (l)		50,726	50,726
			General Motors Acceptance Corporation Series 1999-HLTV, Class A1,
20,624		20,624	2.279%, 11/23/04 (v)	20,668		20,668
			GMAC Mortgage Corp. Loan Trust,
			Series 99-HLTV A1
	30,937	30,937	2.279%, 11/18/25 (l)		31,003	31,003
			Goldman Sachs AMP Trust,
			Series 02-NC1 A2
	12,038	12,038	2.253%, 7/25/32 (l)		12,089	12,089
			Home Equity Asset Trust,
			Series 02-1 A4
	15,304	15,304	2.233%, 11/25/32 (l)		15,297	15,297
			Series 02-4 A2
	10,067	10,067	2.343%, 3/25/33 (l)		10,088	10,088
			Home Equity Mortgage Trust,
			Series 03-5 A1
	15,722	15,722	2.353%, 1/25/34 (l)		15,756	15,756
			Irwin Home Equity,
			Series 03-C 2A
	19,732	19,732	2.453%, 6/25/28 (l)		19,711	19,711
			Master Asset Backed Securities Trust
49,801		49,801	2.033%, 02/25/34	49,799		49,799
			MBNA Credit Card Master Note Trust, Series 04-A4 A4
	175,000	175,000	2.700%, 9/15/09		173,489	173,489
			Merrill Lynch Mortgage Investors, Inc., Series 02-AFC1 AV1

See Notes to Financial Statements

13

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
20,776	15,929	36,705	2.303%, 4/25/31 (l)	20,877	16,006	36,883
			Morgan Stanley ABS Capital I,
			Series 03-HE2 A2
132,782	60,356	193,138	2.273%, 8/25/33 (l)	132,998	60,454	193,452
			Morgan Stanley Dean Witter Capital I, Series 02-HE1 A2
	11,633	11,633	2.263%, 7/25/32 (l)		11,651	11,651
			Renaissance Home Equity Loan Trust,
			Series 03-2 A
	18,405	18,405	2.373%, 8/25/33 (l)		18,409	18,409
			Series 03-3 A
	38,225	38,225	2.433%, 12/25/33 (l)		38,243	38,243
			Residential Asset Mortgage Products, Inc.,
			Series 03-RS11 AIIB
	37,218	37,218	2.263%, 12/25/33 (l)		37,236	37,236
			Salomon Brothers Mortgage Securities VII,
			Series 02-CIT1 A
	17,096	17,096	2.233%, 3/25/32 (l)		17,088	17,088
			Saxon Asset Securities Trust,
			Series 02-1 AV2
	4,649	4,649	2.203%, 1/25/32 (l)		4,647	4,647
			Series 02-3 AV
	11,976	11,976	2.333%, 12/25/32 (l)		11,997	11,997
			SLM Student Loan Trust,
			Series 04-9 A1
	200,000	200,000	1.970%, 7/25/06 (l)		199,822	199,822
			Structured Asset Securities Corp., Series 03-AL2 A
	122,640	122,640	3.356%, 1/25/31 §#(a)		115,543	115,543
			Structured Asset Securities Corporation, Series 02-BC4, Class A
55,975		55,975	2.223%, 07/25/32 (v)	55,910		55,910
			Terwin Mortgage Trust,
			Series 03-1SL A1
	5,464	5,464	2.513%, 9/25/33 §(l)		5,466	5,466
			Vanderbilt Acquisition Loan Trust, Series 02-1, Class A1
11,495		11,495	3.28%, 01/07/13 (v)	11,491		11,491

				556,463	2,211,803	2,768,266

			Non-Agency CMO
			Ameriquest Mortgage Securities Inc.,
			Series 04-X2, Class A
152,746		152,746	2.493%, 06/25/34 (144A) (v)	152,620		152,620
			Bank of America Alternative Loan Trust,
			Series 04-5 4A1
	95,111	95,111	5.000%, 6/25/19		97,719	97,719
		—	Series 04-6 4A1
	97,097	97,097	5.000%, 7/25/19		97,831	97,831
		—	Bank of America Mortgage Securities, Series 02-K 2A1
	35,321	35,321	5.603%, 10/20/32 (l)		35,783	35,783
			Bear Stearns Adjustable Rate Mortgage Trust,
			Series 02-2 IIIA
6,369	4,246	10,615	6.936%, 6/25/31 (l)	6,577	4,385	10,962
			Series 02-5 6A
12,730		12,730	5.942%, 6/25/32 (v)	12,744		12,744
			Series 03-8 2A1
134,176		134,176	4.918%, 1/25/34 (v)	135,071		135,071
			Series 03-8 4A1
201,580		201,580	4.782%, 1/25/34 (v)	201,776		201,776
			Series 03-8 4A1
410,095		410,095	4.327%, 1/25/34 (v)	412,555		412,555
			Bear Stearns Alt-A Trust,
			Series 03-7 IIA2
	41,125	41,125	2.213%, 2/25/34 (l)		41,126	41,126
			C Bass Trust,
			Series 2002-CB1, Class A2A
16,913		16,913	2.273%, 08/25/29 (v)	16,933		16,933
			Series 2002-CB6, Class 2A1
10,205		10,205	2.433%, 01/25/33 (v)	10,215		10,215
			Citicorp Mortgage Securities Inc.,
			Series 1999-2, Class A-5
51,711		51,711	6.50%, 04/25/29	51,642		51,642
			Chase Commercial Mortgage Securities Corp.,
			Series 99-2 A2
	75,000	75,000	7.198%, 1/15/32		85,640	85,640
			Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1
29,902		29,902	6.00%, 10/25/32	30,090		30,090
			Countrywide Alternative Loan Trust, Series 03-J3 2A1
	37,654	37,654	6.250%, 12/25/33		38,204	38,204
			Countrywide Home Loan Mortgage Pass Through Trust,
			Series 02-1 5A1
	9,706	9,706	5.669%, 3/19/32 (l)		9,902	9,902
			Series 02-HYB2 6A1
39,630	11,323	50,953	4.859%, 9/19/32 (l)	39,811	11,374	51,185
			Series 99-9 A1
	5,939	5,939	6.500%, 8/25/29		5,928	5,928
			Countrywide Home Loans Inc. Series 2004-7, Class-5A2
37,754		37,754	2.203%, 05/25/34 (v)	37,546		37,546
			Credit Suisse First Boston Mortgage Securities Corp.,
			Series 02-AR2 2A1
20,354	15,266	35,620	2.333%, 2/25/32 (l)	20,371	15,279	35,650
			Credit Suisse First Boston Mortgage,
			Series 2002-P3, Class A
269,911		269,911	2.165%, 11/25/04 (144A) (d)	268,567		268,567
			Credit-Based Asset Servicing and Securitization,
			Series 02-CB1 A2A
	67653	67,653	2.273%, 8/25/29 (l)		67,730	67,730
			DLJ Commercial Mortgage Corp., Series 00-CF1 A1B
	75,000	75,000	7.620%, 6/10/33		87,183	87,183
			First Horizon Asset Securities, Inc., Series 00-H 1A
8,696	4,348	13,044	7.000%, 9/25/30	8,681	4,341	13,022
			First Union - Lehman Brothers - Bank of America,
			Series 98-C2 A2
	90,000	90,000	6.560%, 11/18/35		97,915	97,915
			GMAC Commercial Mortgage Securities, Inc.,
			Series 00-C2 A2

See Notes to Financial Statements

14

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
	90,000	90,000	7.455%, 8/16/33		104,845	104,845
			Series 99-C1 A2
	60,000	60,000	6.175%, 5/15/33		65,452	65,452
			Series 99-C3 A2
	93,844	93,844	7.179%, 8/15/36		106,091	106,091
			Impac CMB Trust,
			Series 01-4 A1
40,399		40,399	2.353%, 12/25/31 (v)	40,417		40,417
			Series 03-8 2A1
	92,744	92,744	2.383%, 10/25/33 (l)		92,999	92,999
			JPMorgan Chase Commercial Mortgage Securities Corp.,
			Series 01-CIBC A3
	130,000	130,000	6.260%, 3/15/33		144,605	144,605
			Series 01-CIB2 A3
	100,000	100,000	6.429%, 4/15/35		112,368	112,368
			LB Commercial Conduit Mortgage Trust,
			Series 98-C4 A1B
	125,000	125,000	6.210%, 10/15/35		135,732	135,732
			MASTR Alternative Loans Trust, Series 04-4 1A1
	91,703	91,703	5.500%, 5/25/34		92,743	92,743
			Merrill Lynch Mortgage Investors, Inc., Series 03-A1 3A
	34,425	34,425	4.910%, 12/25/32 (l)		34,647	34,647
			Salomon Brothers Mortgage Securities VII,
			Series 00-C1 A2
	75,000	75,000	7.520%, 12/18/09		86,420	86,420
			Sequoia Mortgage Trust, Series 10, Class 2A1
374,131		374,131	2.29%, 10/20/27 (v)	375,243		375,243
			Small Business Administration,
			Series 2003-201, Class 1
95,423		95,423	5.13%, 09/01/23	98,609		98,609
			Series 2004-20C, Class 1
471,450		471,450	4.34%, 03/01/24	465,251		465,251
			Structured Asset Securities Corp.,
			Series 01-21A 1A1
41,796		41,796	6.25%, 1/25/32	43,317		43,317
			Series 01-3A 1A1
9,784	14,676	24,460	2.413%, 3/25/31 (l)	10,090	15,135	25,225
			Series 02-9 A2
	90,008	90,008	2.233%, 10/25/27 (l)		89,962	89,962
			Series 02-HF1 A
51,797	25,899	77,696	2.223%, 1/25/33 (l)	51,769	25,885	77,654
			Series 02-HF2 A1
	10,255	10,255	2.433%, 7/25/32 (l)		10,280	10,280
			Series 02-HF2 A3
	39,163	39,163	2.433%, 7/25/32 (l)		39,258	39,258
			Series 03-S1
3,345		3,345	2.093%, 8/25/33 (v)	3,345		3,345
			Washington Mutual, Inc.,
			Series 00-3A
290,570	43,586	334,156	2.963%, 12/25/40 (l)	290,751	43,613	334,364
			Series 02-AR2
62,103		62,103	3.125%, 2/27/34 (v)	62,564		62,564
			Series 02-AR6 A
	34,939	34,939	2.863%, 6/25/42 (l)		35,282	35,282
			Washington Mutual Mortgage Securities Trust,
			Series 02-AR10 A6
26,658		26,658	4.816%, 10/25/32	26,793		26,793
			Washington Mutual Mortgage Trust
1,516,581		1,516,581	2.203%, 12/25/27	1,514,848		1,514,848
			Wells Fargo Mortgage Backed Securities Trust,
			Series 04-K 1A2
	221,769	221,769	4.489%, 7/25/34 (l)		219,482	219,482

				4,388,196	2,155,139	6,543,335

			Total Asset-Backed and Mortgage-Backed Securities	4,944,659	4,366,942	9,311,601

See Notes to Financial Statements

15

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
			Consumer Discretionary Automobiles
			DaimlerChrysler North America
150,000		150,000	2.343%, 12/10/04	150,098		150,098
		—	DaimlerChrysler North America
170,000		170,000	6.50%, 11/15/13	185,638		185,638
			DaimlerChrysler AG
	15,000	15,000	7.450%, 3/1/27		16,570	16,570
			Dura Operating Corporation
100,000		100,000	8.625%, 04/15/12	103,125		103,125
		—	Ford Motor Co.
	31,000	31,000	7.450%, 7/16/31		30,191	30,191
			Ford Motor Credit Co.
100,000		100,000	2.51%, 01/18/05	99,973		99,973
	250,000	250,000	7.600%, 8/1/05		258,526	258,526

				538,834	305,287	844,121

			Hotels, Restaurants & Leisure
		—	Caesars Entertainment, Inc.
	46,000	46,000	7.500%, 9/1/09		51,980	51,980
		—	MGM Mirage, Inc.
	20,000	20,000	6.625%, 2/1/05		20,200	20,200
			Starwood Hotels & Resorts
100,000		100,000	7.875%, 05/01/12	117,250		117,250
		—	Yum! Brands, Inc.
	50,000	50,000	7.450%, 5/15/05		51,318	51,318

		—		117,250	123,498	240,748

		—

		—	Media
		—	Comcast Cable Communications, Inc.
	35,000	35,000	6.375%, 1/30/06		36,508	36,508
	15,000	15,000	6.750%, 1/30/11		16,827	16,827
		—	Comcast Corp.
	30,000	30,000	5.500%, 3/15/11		31,628	31,628
	35,000	35,000	7.050%, 3/15/33		39,533	39,533
			CSC Holdings Inc. (Series B)
100,000		100,000	8.125%, 07/15/09	110,000		110,000
			CSC Holdings Inc. (Series B)
50,000		50,000	7.625%, 04/01/11	54,375		54,375
			Historic TW, Inc.
	97,000	97,000	6.625%, 5/15/29		103,241	103,241
			News America Holdings, Inc.
	10,000	10,000	7.750%, 1/20/24		11,878	11,878
		—	News America, Inc.
	25,000	25,000	7.280%, 6/30/28		28,689	28,689
		—	Rogers Cablesystems Ltd.
	50,000	50,000	10.000%, 3/15/05		51,250	51,250
		—	TCI Communications, Inc.
	10,000	10,000	7.125%, 2/15/28		11,131	11,131
		—	Time Warner Cos., Inc.
100,000		100,000	6.875%, 5/1/12	113,748		113,748
	10,000	10,000	9.150%, 2/1/23		13,175	13,175
	20,000	20,000	7.570%, 2/1/24		23,213	23,213
		—	Time Warner, Inc.
	5,000	5,000	6.875%, 5/1/12		5,687	5,687

				278,123	372,760	650,883

			Total Consumer Discretionary	934,207	801,545	1,735,752

			Consumer Staples
			Beverages
			Diageo Capital plc
	30,000	30,000	3.375%, 3/20/08		29,984	29,984

					29,984	29,984

			Food & Staples Retailing
			Delhaize America, Inc.
150,000	20,000	170,000	7.375%, 4/15/06	158,424	21,123	179,547
		—	Kroger Co.
	26,000	26,000	5.500%, 2/1/13		27,189	27,189

				158,424	48,312	206,736

			Food Products
			General Mills, Inc.
	30,000	30,000	5.125%, 2/15/07		31,234	31,234
	15,000	15,000	6.000%, 2/15/12		16,315	16,315
		—	Kraft Foods, Inc.
	30,000	30,000	5.625%, 11/1/11		31,965	31,965

				—	79,514	79,514

			Total Consumer Staples	158,424	157,810	316,234

			Energy
			Oil & Gas
			AEP Texas Central Company (Series E)
430,000		430,000	6.65%, 02/15/33	476,282		476,282
			Amerada Hess Corporation
200,000		200,000	6.65%, 08/15/11	223,485		223,485
			Anadarko Finance Co.
	5,000	5,000	7.500%, 5/1/31		6,215	6,215
			Conoco Funding Co.
	20,000	20,000	6.350%, 10/15/11		22,462	22,462
			Conoco, Inc.
	20,000	20,000	8.350%, 8/1/06		21,634	21,634
			ConocoPhillips
	20,000	20,000	7.000%, 3/30/29		23,462	23,462
			Devon Financing Corp.
	5,000	5,000	7.875%, 9/30/31		6,307	6,307
			El Paso Energy Corporation
65,000		65,000	7.75%, 01/15/32	59,800		59,800
		—	El Paso Natural Gas Company
300,000		300,000	8.375%, 06/15/32	321,750		321,750

See Notes to Financial Statements

16

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
		—	El Paso Production Holding Company
100,000		100,000	7.75%, 06/01/13	104,250		104,250
			EnCana Holdings Finance Corp.
	35,000	35,000	5.800%, 5/1/14		37,674	37,674
			Florida Power Corporation
300,000		300,000	4.80%, 03/01/13	302,874		302,874
		—	NRG Energy Inc.
365,000		365,000	8.00%, 12/15/13 (144A)	401,956		401,956
			Pacific Gas & Electric Company
199,000		199,000	2.72%, 01/03/05 (v)	199,244		199,244
		—	PSEG Energy Holdings Inc.
100,000		100,000	8.50%, 06/15/11	114,000		114,000
			Statoil ASA
	25,000	25,000	5.125%, 4/30/14 §		25,827	25,827
			Suncor Energy, Inc.
	10,000	10,000	5.950%, 12/1/34		10,424	10,424
			Vintage Petroleum Inc.
100,000			7.875%, 05/15/11	108,000		108,000

				2,311,641	154,005	2,465,646

			Total Energy	2,311,641	154,005	2,465,646

			Financials
			Capital Markets
		—	Morgan Stanley
	20,000	20,000	5.300%, 3/1/13		20,766	20,766

					20,766	20,766

			Commercial Banks
			Bank of America Corp.
	75,000	75,000	3.875%, 1/15/08		76,245	76,245
	15,000	15,000	6.250%, 4/1/08		16,322	16,322
	5,000	5,000	4.375%, 12/1/10		5,069	5,069
	20,000	20,000	7.400%, 1/15/11		23,432	23,432
			Barclays Bank plc
	15,000	15,000	8.550%, 9/29/49 § (l)		18,473	18,473
			FleetBoston Financial Corp.
	30,000	30,000	3.850%, 2/15/08		30,431	30,431
			HBOS Treasury Services plc
	20,000	20,000	3.600%, 8/15/07 §		20,227	20,227
			National Westminster Bank plc
	25,000	25,000	7.375%, 10/1/09		28,942	28,942
			Rabobank Capital Fund II
160,000	30,000	190,000	5.260%, 12/31/49 § (l)	164,107	30,770	194,877
			Rabobank Capital Fund (144A)
180,000		180,000	5.254%, 12/31/16	182,019		182,019
			SunTrust Banks, Inc.
	80,000	80,000	3.625%, 10/15/07		80,634	80,634
			U.S. Bancorp
	15,000	15,000	3.950%, 8/23/07		15,267	15,267
			Wachovia Corp.
	15,000	15,000	3.625%, 2/17/09		14,967	14,967
			Wells Fargo & Co.
	25,000	25,000	2.030%, 9/28/07 (l)		24,972	24,972
	100,000	100,000	4.000%, 8/15/08		101,684	101,684
	120,000	120,000	1.980%, 9/15/09 (l)		119,809	119,809
			Wells Fargo Bank N.A.
	25,000	25,000	7.800%, 6/15/10 (l)		25,775	25,775

				346,126	633,019	979,145

			Consumer Finance
			General Motors Acceptance Corp.
	100,000	100,000	7.500%, 7/15/05		103,310	103,310
940,000		940,000	3.329%, 01/20/05	943,864		943,864
	80,000	80,000	3.329%, 10/20/05 (l)		80,329	80,329
	40,000	40,000	6.750%, 1/15/06		41,397	41,397
100,000		100,000	6.125%, 09/15/06	103,793		103,793
	55,000	55,000	6.875%, 9/15/11		57,254	57,254
	65,000	65,000	8.000%, 11/1/31		67,278	67,278
		—	Household Finance Corp.
	110,000	110,000	4.125%, 12/15/08		111,666	111,666
	25,000	25,000	6.750%, 5/15/11		28,279	28,279
	25,000	25,000	6.375%, 11/27/12		27,910	27,910
		—	SLM Corp.
	15,000	15,000	5.000%, 10/1/13		15,229	15,229

				1,047,657	532,652	1,580,309

			Diversified Financial Services
			Bank One Corp.
	45,000	45,000	2.625%, 6/30/08		43,541	43,541
	20,000	20,000	6.000%, 8/1/08		21,679	21,679
			CIT Group Inc.
250,000		250,000	7.75%, 04/02/12	297,599		297,599
			Citigroup, Inc.
	45,000	45,000	3.500%, 2/1/08		45,199	45,199
	25,000	25,000	6.200%, 3/15/09		27,580	27,580
	100,000	100,000	2.000%, 6/9/09 (l)		100,222	100,222
	64,000	64,000	5.000%, 9/15/14 §		64,934	64,934
	40,000	40,000	6.000%, 10/31/33		41,230	41,230
		—	General Electric Capital Corp.
	125,000	125,000	3.450%, 7/16/07		125,888	125,888
	100,000	100,000	2.219%, 7/28/08 (l)		99,868	99,868
	100,000	100,000	3.600%, 10/15/08		99,781	99,781
		—	JPMorgan Chase & Co.
	25,000	25,000	6.375%, 2/15/08		27,163	27,163
	45,000	45,000	3.500%, 3/15/09		44,578	44,578
	75,000	75,000	2.160%, 10/2/09 (l)		74,981	74,981
		—	MassMutual Global Funding II
	30,000	30,000	2.550%, 7/15/08 §		28,948	28,948
		—	Nationwide Building Society
	50,000	50,000	3.500%, 7/31/07 §		50,297	50,297
			Paccar Financial Corporation
100,000		100,000	2.019%, 01/20/05 (v)	100,070		100,070
			Pemex Finance Ltd.
	100,000	100,000	9.030%, 2/15/11 # (a)		116,922	116,922
			Racers, Series 97-R-8-3

See Notes to Financial Statements

17

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
	100,000	100,000	2.011%, 8/15/07 †§(b)(l)		96,736	96,736
			TIAA Global Markets
	25,000	25,000	3.875%, 1/22/08 §		25,356	25,356
			UFJ Finance Aruba AEC
	30,000	30,000	6.750%, 7/15/13		33,440	33,440

				397,669	1,168,343	1,566,012

			Insurance
			Ace INA Holdings, Inc.
	5,000	5,000	5.875%, 6/15/14		5,197	5,197
		—	ASIF Global Financing
	80,000	80,000	3.900%, 10/22/08 §		80,633	80,633
		—	Berkshire Hathaway Finance Corp.
	20,000	20,000	3.400%, 7/2/07 §		20,149	20,149
		—	Marsh & McLennan Cos., Inc.
	25,000	25,000	5.375%, 3/15/07		25,561	25,561
			Metropolitan Life Global Funding
160,000		160,000	1.85%, 11/22/04 (144A)	159,989		159,989
		—	Monumental Global Funding II
	25,000	25,000	4.375%, 7/30/09 §		25,435	25,435
			Principal Life Global Funding
220,000		220,000	2.39%, 01/19/05 (144A) (v)	220,964		220,964
			Protective Life Secured Trust
	25,000	25,000	3.700%, 11/24/08		25,146	25,146
			Protective Life US Funding Trust
40,000		40,000	2.05%, 12/29/04 (144A) (d)	39,936		39,936
			Prudential Financial Inc.
122,000		122,000	4.104%, 11/15/06	124,240		124,240
			Travelers Property Casualty Corporation
130,000		130,000	5.00%, 03/15/13	129,258		129,258

				674,387	182,121	856,508

			Real Estate
			EOP Operating LP
	30,000	30,000	4.650%, 10/1/10		30,470	30,470
	15,000	15,000	4.750%, 3/15/14		14,584	14,584
	10,000	10,000	7.250%, 6/15/28		11,079	11,079
		—	ERP Operating LP
	75,000	75,000	6.625%, 3/15/12		83,945	83,945
		—	Rouse Co. (REIT)
	35,000	35,000	3.625%, 3/15/09		32,649	32,649

				—	172,727	172,727

			Total Financials	2,465,839	2,709,628	5,175,467

			Foreign Bonds
			AIG SunAmerica Institutional Funding
JPY 22,000,000		JPY 22,000,000	1.20%, 01/26/05	208,320		208,320
			Deutsche Telekom International
210,000		210,000	8.25%, 06/15/05	217,200		217,200
			Deutsche Telekom International
E 162,000		E 162,000	8.125%, due 05/29/12	259,214		259,214
			Eircom Funding
100,000		100,000	8.25%, due 08/15/13	111,250		111,250
			European Investment Bank
JPY 24,000,000		JPY 24,000,000	0.875%, due 11/08/04	226,730		226,730
			France Telecom
E 240,000		E 240,000	7.50%, due 03/14/05	343,567		343,567
			HSBC Capital Funding
150,000		150,000	10.176%, due 12/30/04 (144A) (v)	232,985		232,985
			HSBC Holdings
180,000		180,000	5.375%, due 12/20/12	250,827		250,827
			KFW International Finance Company
JPY 110,000,000		JPY 110,000,000	1.00%, due 12/20/04	1,040,245		1,040,245
			Korea Development Bank
200,000		200,000	2.479%, due 10/20/09	199,692		199,692
200,000		200,000	4.75%, due 07/20/09	258,294		258,294
			Pemex Project Funding Master Trust
100,000		100,000	8.00%, due 11/15/11	115,000		115,000
			Rogers Cablesystems Ltd. (Series B)
200,000		200,000	10.00%, 03/15/05	205,000		205,000
			Ras Laffan Liquified Natural Gas
80,608		80,608	3.437%, 09/15/09 (144A) (v)	80,207		80,207

				3,748,531		3,748,531

			Foreign Governments
			Export-Import Bank of China
	100,000	100,000	5.250%, 7/29/14 §		102,997	102,997
200,000		200,000	5.250%, 7/29/14	205,995		205,995
		—	Federative Republic of Brazil
100,589		100,589	3.125%, 4/15/06 (q)	91,848		91,848
392,000	70,000	462,000	11.500%, 3/12/08	453,348	80,808	534,156
166,774	26,471	193,245	3.125%, 4/15/09 (l)	161,770	25,677	187,447
228,000		228,000	3.063%, 4/15/12 (q) (v)	228,274		228,274
	17,647	17,647	3.125%, 4/15/12 (l)		16,113	16,113
389,946	189,403	579,349	8.000%, 4/15/14	386,280	187,623	573,903
225,000		225,000	12.25%, 03/06/30	277,875		277,875
			Hong Kong Government
350,000		350,000	5.125%, 08/01/14 (144a)	364,862		364,862
			Israel Government AID Bond
	50,000	50,000	5.500%, 4/26/24		52,104	52,104
	40,000	40,000	5.500%, 9/18/33		41,997	41,997
			Republic of Panama
300,000	85,000	385,000	8.250%, 4/22/08	329,250	93,357	422,607
225,000			9.625%, 02/08/11	257,063		257,063
			Republic of Peru
460,000		460,000	9.125%, 01/15/08	517,500		517,500
150,000	167,000	317,000	9.125%, 2/21/12	168,000	187,040	355,040
			Republic of South Africa
80,000		80,000	5.25%, 05/16/13	105,318		105,318
	50,000	50,000	6.500%, 6/2/14		54,313	54,313
			Russian Federation
315,000		315,000	8.75%, 07/24/05	327,600		327,600
324,000		324,000	5.00%, 03/31/07 (REG S)	324,000		324,000
750,000		750,000	8.25%, 03/31/10	825,000		825,000

See Notes to Financial Statements

18

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
	110,000	110,000	5.000%, 3/31/30 §(e)		110,000	110,000
		—	Swedish Export Credit AB
	25,000	25,000	2.875%, 1/26/07		24,938	24,938
		—	Swedish Government
	4,000,000	4,000,000	8.000%, 8/15/07		635,218	635,218
			United Mexican States
60,000		60,000	2.753%, 01/13/09	60,420		60,420
95,000		95,000	8.625%, 03/12/08	108,870		108,870
	100,000	100,000	10.375%, 2/17/09		123,450	123,450
50,000			8.375%, 01/14/11	59,000		59,000
100,000			6.375%, 01/16/13	106,250		106,250
	10,000	10,000	8.125%, 12/30/19		11,715	11,715
	55,000	55,000	8.000%, 9/24/22		63,113	63,113
75,000		75,000	8.30%, 08/15/31	86,700		86,700
350,000		350,000	6.75%, 09/27/34	342,125		342,125

				5,787,348	1,810,463	7,597,811

			Government Securities
			Agency CMO
			Federal Home Loan Mortgage Corp.
	76,560	76,560	5.000%, 9/15/16		78,357	78,357
	64,640	64,640	2.220%, 12/15/29 (l)		64,847	64,847
	100,000	100,000	5.500%, 1/15/31		104,526	104,526
	74,622	74,622	6.500%, 7/25/43		78,610	78,610
		—	Federal National Mortgage Association
	43,079	43,079	6.000%, 12/25/08		43,595	43,595
	50,000	50,000	3.000%, 8/25/09		50,002	50,002
100,000		100,000	3.00%, 08/25/09 (REMIC) (v)	100,003		100,003
	50,000	50,000	4.500%, 9/25/18		48,606	48,606
	100,000	100,000	5.310%, 8/25/33		101,859	101,859
			Freddie Mac
			Series 1476, Class H
21,283		21,283	6.00%, 12/15/07	21,470		21,470
			Series 21, Class J
22,263		22,263	6.25%, 08/25/22	22,353		22,353
			Series 2142, Class 2
281,118		281,118	6.50%, 04/15/29	299,665		299,665
			Series 2215, Class PG
30,947		30,947	6.50%, 02/15/30	31,546		31,546
			Series 2341, Class PM
22,828		22,828	6.50%, 12/15/28	22,903		22,903
			Series 2411, Class FJ
16,975		16,975	2.22%, 12/15/29	17,030		17,030
			Series 2535, Class DT
120,883		120,883	5.00%, 09/15/16	123,721		123,721
			Series T-57, Class 1A1
74,622		74,622	6.50%, 07/25/43	78,609		78,609
			Government National Mortgage Association
			Series 2002-40, Class 2A
116,326		116,326	6.50%, 06/01/32 (REMIC)	124,484		124,484
			Small Business Administration Participation Certificates
	196,438	196,438	4.340%, 3/1/24		193,855	193,855

				841,784	764,257	1,606,041

			Municipal Bonds
			California State Department Water Reserves Power Supply, Series E
	50,000	50,000	3.975%, 5/1/05		50,316	50,316
			California State Economic Recovery, Series A
	80,000	80,000	5.000%, 7/1/09		88,186	88,186
	50,000	50,000	5.000%, 7/1/11		55,805	55,805
			Cook County, Illinois, Series B
	130,000	130,000	5.000%, 11/15/12		145,321	145,321
			Energy NorthWest Washington Electric
	120,000	120,000	5.500%, 7/1/14		137,887	137,887
			Fairfax County Virginia
80,000		80,000	5.25%, 04/01/13	91,590		91,590
			Florida State Board of Education
	10,000	10,000	5.000%, 6/1/33		10,318	10,318
			Golden State Tobacco Securitization Corp./CA
80,000	30,000	110,000	6.750%, 6/1/39	78,944	29,604	108,548
40,000	10,000	50,000	7.900%, 6/1/42	43,067	10,767	53,834
		—	Michigan State Building Authority
	150,000	150,000	5.250%, 10/15/12		170,791	170,791
	20,000	20,000	5.125%, 6/15/34		20,759	20,759
			New York City Municipal Water Finance Authority
	30,000	30,000	5.000%, 6/15/29		30,744	30,744
150,000			5.000%, 6/15/35	153,604		153,604
			New York State Environmental Facilities Corp.
	10,000	10,000	5.000%, 6/15/32		10,341	10,341
			Rhode Island Clean Water Finance Agency (MBIA Insured)
100,000		100,000	5.00%, 10/01/28	103,360		103,360
			San Antonio Texas Water Revenue (FSA Insured)
300,000		300,000	5.00%, 05/15/32	306,612		306,612
			South Carolina State Public Service Authority
160,000		160,000	5.00%, 01/01/13 (FSA Insured)	179,237		179,237
			South Carolina Transportation Infrastructure
	10,000	10,000	5.000%, 10/1/33		10,299	10,299
			State of New Jersey Transportation Trust Fund Authority
	150,000	150,000	5.000%, 6/15/11		165,322	165,322
			Tobacco Settlement Authority (Iowa)
100,000		100,000	5.60%, 06/01/35	82,958		82,958
			Tobacco Settlement Financing Corporation/NJ
255,000		255,000	6.375%, 06/01/32	240,945		240,945
130,000		130,000	6.00%, 06/01/37	114,885		114,885
	90,000	90,000	6.250%, 6/1/43		81,577	81,577

				1,395,202	1,018,037	2,413,239

			U.S. Government Agencies
			Federal Home Loan Mortgage Corp.
	325,000	325,000	2.400%, 3/29/07		321,177	321,177
	170,000	170,000	3.875%, 11/10/08		171,309	171,309
	50,000	50,000	3.875%, 1/12/09		50,126	50,126

See Notes to Financial Statements

19

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
	305,000	305,000	4.500%, 12/16/10		306,941	306,941
	170,000	170,000	4.125%, 2/24/11		168,472	168,472
	75,000	75,000	4.625%, 5/28/13		74,927	74,927
	106,574	106,574	5.500%, 2/1/14		110,599	110,599
	63,726	63,726	6.000%, 1/1/17		66,924	66,924
210,061		210,061	6.500%, 1/1/17	222,589		222,589
	49,795	49,795	6.000%, 2/1/17		52,294	52,294
	92,920	92,920	6.500%, 7/1/29		97,867	97,867
	24,033	24,033	5.638%, 11/1/31 (l)		24,613	24,613
	54,228	54,228	5.500%, 9/1/33		55,331	55,331
	482,802	482,802	5.000%, 4/1/34		481,930	481,930
	500,000	500,000	5.500%, 11/15/34 TBA		509,219	509,219
		—	Federal National Mortgage Association
	45,000	45,000	1.750%, 6/16/06		44,357	44,357
	55,000	55,000	2.350%, 4/5/07		54,269	54,269
	75,000	75,000	3.125%, 3/16/09		73,327	73,327
	155,000	155,000	7.125%, 6/15/10		180,655	180,655
	61,923	61,923	6.000%, 3/1/14		65,031	65,031
	7,378	7,378	5.500%, 6/1/17		7,649	7,649
	92,224	92,224	6.000%, 9/1/17		96,839	96,839
	53,850	53,850	7.000%, 11/1/17		57,167	57,167
	92,230	92,230	5.500%, 1/1/18		95,658	95,658
	95,697	95,697	4.000%, 7/1/18		94,160	94,160
	94,870	94,870	5.000%, 8/1/18		96,952	96,952
	95,348	95,348	4.000%, 10/1/18		93,817	93,817
	82,769	82,769	4.500%, 10/1/18		83,208	83,208
	677,015	677,015	5.000%, 11/1/18		691,874	691,874
	91,146	91,146	6.000%, 12/1/18		95,720	95,720
	191,712	191,712	4.500%, 4/1/19		192,443	192,443
	87,339	87,339	5.500%, 4/1/19		90,554	90,554
	97,362	97,362	5.500%, 7/1/19		100,946	100,946
	114,610	114,610	6.000%, 8/25/28		118,866	118,866
	46,684	46,684	7.000%, 9/1/31		49,612	49,612
	4,777	4,777	7.000%, 1/1/32		5,075	5,075
	88,116	88,116	6.500%, 2/1/32		92,833	92,833
	23,455	23,455	7.000%, 4/1/32		24,916	24,916
	100,000	100,000	6.500%, 9/1/32		105,324	105,324
	42,443	42,443	5.171%, 4/1/33 (l)		43,160	43,160
	95,540	95,540	5.500%, 1/1/34		97,468	97,468
	90,704	90,704	6.000%, 2/1/34		94,175	94,175
	462,414	462,414	5.000%, 3/1/34		461,289	461,289
	511,824	511,824	6.500%, 3/1/34		539,075	539,075
	96,269	96,269	5.500%, 5/1/34		98,155	98,155
	299,971	299,971	6.500%, 5/1/34		316,028	316,028
	199,279	199,279	5.500%, 6/1/34		203,183	203,183
	296,488	296,488	5.500%, 7/1/34		302,297	302,297
	29,847	29,847	5.175%, 12/1/40 (l)		30,946	30,946
	100,000	100,000	4.000%, 11/25/19 TBA		98,156	98,156
	500,000	500,000	5.000%, 11/25/19 TBA		510,156	510,156
	100,000	100,000	4.500%, 11/25/34 TBA		97,062	97,062
	1,300,000	1,300,000	5.000%, 11/25/34 TBA		1,295,125	1,295,125
	1,300,000	1,300,000	5.500%, 11/25/34 TBA		1,323,562	1,323,562
	600,000	600,000	6.000%, 11/25/34 TBA		621,937	621,937
2,400,000		2,400,000	5.000%, 12/01/99 TBA	2,434,312		2,434,312
5,900,000		5,900,000	5.500%, 12/01/99 TBA	6,006,937		6,006,937
			Government National Mortgage Association
	27,402	27,402	4.750%, 7/20/27 (l)		27,675	27,675
9,097		9,097	5.500%, 12/15/28	9,350		9,350
	365,633	365,633	6.000%, 2/15/29		380,658	380,658
54,980		54,980	7.500%, 5/15/30	59,213		59,213
40,696		40,696	7.500%, 7/15/30	43,829		43,829
	33,726	33,726	7.000%, 9/15/31		36,016	36,016
19,556		19,556	7.500%, 9/15/31	21,062		21,062
277,695		277,695	5.500%, 1/15/32	284,891		284,891
	66,758	66,758	6.000%, 2/15/32		69,501	69,501
	58,404	58,404	7.000%, 5/15/32		62,363	62,363
418,143		418,143	6.000%, 9/15/32	435,816		435,816
	89,346	89,346	6.000%, 10/15/32		93,018	93,018
271,673		271,673	5.500%, 1/15/33	278,529		278,529
94,376		94,376	5.500%, 2/15/33	96,758		96,758
	67,715	67,715	6.000%, 2/15/33		70,498	70,498
	87,839	87,839	5.500%, 7/15/33		90,056	90,056
	152,475	152,475	5.000%, 9/15/33		153,358	153,358
515,290		515,290	5.500%, 12/15/33	528,293		528,293
1,726,592		1,726,592	5.50%, 1/15/34	1,769,318		1,769,318
433,242		433,242	6.00%, 1/15/34	451,046		451,046
495,640		495,640	5.50%, 2/15/34	507,905		507,905
	300,000	300,000	5.500%, 11/15/34 TBA		306,844	306,844
	100,000	100,000	6.500%, 11/15/34 TBA		105,656	105,656
1,500,000		1,500,000	5.500%, 12/01/99 TBA	1,534,218		1,534,218
			Housing Urban Development
	130,000	130,000	5.380%, 8/1/18		132,344	132,344
		—	Resolution Funding Corp.
	25,000	25,000	(Zero Coupon), 7/15/18		12,723	12,723
	25,000	25,000	(Zero Coupon), 10/15/18		12,522	12,522
		—	Small Business Administration
	163,482	163,482	4.524%, 2/10/13		164,837	164,837
	98,023	98,023	4.504%, 2/1/14		98,244	98,244
235,256		235,256	4.504%, 2/10/14	235,786		235,786

			Total U.S. Government Agencies	14,919,852	13,051,068	27,970,920

			U.S. Treasuries
			U.S. Treasury Bonds
	250,000	250,000	10.375%, 11/15/12		303,760	303,760
	150,000	150,000	12.000%, 8/15/13		197,455	197,455
	515,000	515,000	8.125%, 8/15/19		711,303	711,303
	155,000	155,000	6.000%, 2/15/26		178,898	178,898
	200,000	200,000	6.750%, 8/15/26		251,359	251,359
	345,000	345,000	6.125%, 11/15/27		405,564	405,564
	135,000	135,000	5.500%, 8/15/28		147,023	147,023
	490,000	490,000	5.375%, 2/15/31		532,205	532,205
		—	Inflation Indexed
	201,054	201,054	2.375%, 1/15/25		210,321	210,321
		—	U.S. Treasury Notes
	800,000	800,000	2.750%, 6/30/06		803,937	803,937

See Notes to Financial Statements

20

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
	200,000	200,000	2.750%, 7/31/06		200,930	200,930
	310,000	310,000	2.375%, 8/31/06		309,261	309,261
	675,000	675,000	2.500%, 9/30/06		674,446	674,446
	275,000	275,000	3.375%, 9/15/09		276,139	276,139
	355,000	355,000	3.375%, 10/15/09		356,359	356,359
	15,000	15,000	4.875%, 2/15/12		16,075	16,075
	275,000	275,000	4.250%, 8/15/14		279,855	279,855
		—	Inflation Indexed
3,190,820	500,120	3,690,940	0.875%, 4/15/10	3,183,028	498,899	3,681,927
	544,370	544,370	3.500%, 1/15/11		622,772	622,772
	201,054	201,054	2.000%, 7/15/14		207,997	207,997
1,055,628		1,055,628	3.625%, 1/15/08	1,164,407		1,164,407
2,177,006		2,177,006	3.375%, 1/15/12	2,493,694		2,493,694

				6,841,129	7,184,558	14,025,687

			Total Government Securities	33,533,846	23,828,383	57,362,229

			Health Care
			Health Care Equipment & Supplies
			Boston Scientific Corp.
	10,000	10,000	5.450%, 6/15/14		10,511	10,511
		—

		—	Health Care Providers & Services
		—	Cardinal Health, Inc.
	5,000	5,000	7.000%, 10/15/26		5,159	5,159
		—

		—	Pharmaceuticals
		—	Bristol-Myers Squibb Co.
	25,000	25,000	5.750%, 10/1/11		26,983	26,983
		—	Wyeth
	25,000	25,000	6.500%, 2/1/34		26,108	26,108

		—		—	53,091	53,091

			Total Health Care	—	68,761	68,761

			Industrials
			Aerospace & Defense
		—	Lockheed Martin Corp.
	25,000	25,000	8.500%, 12/1/29		33,574	33,574
		—	Northrop Grumman Corp.
	30,000	30,000	4.079%, 11/16/06		30,532	30,532
	20,000	20,000	7.125%, 2/15/11		23,060	23,060

				—	87,166	87,166

			Airlines
			Continental Airlines, Inc.
290,000		290,000	7.056%, 9/15/09	288,726		288,726
	50,000	50,000	7.056%, 3/15/11		49,780	49,780
			Delta Airlines Inc.
200,000		200,000	7.57%, 11/18/10	189,473		189,473
			United Airlines Inc.
100,000		100,000	7.73%, 07/01/10 (x)	82,551		82,551
			United Airlines Inc.
196,315		196,315	7.186%, 04/01/11 (x)	168,175		168,175
			United Airlines Inc.
150,000		150,000	6.602%, 09/01/13 (x)	129,525		129,525
			United Air Lines, Inc.,
			Series 00-2
	24,539	24,539	7.186%, 4/1/11 (h)		21,022	21,022
		—	Series 01-1
	25,000	25,000	6.602%, 9/1/13 (h)		21,587	21,587

				858,450	92,389	950,839

			Industrial Conglomerates
			Tyco International Group S.A.
	100,000	100,000	6.375%, 6/15/05		102,278	102,278

			Total Industrials	858,450	281,833	1,140,283

			Chemicals
			Nalco Co.
250,000		250,000	8.875%, 11/15/13	274,063		274,063

			Electrical Equipment
			Oncor Electric Delivery Company
130,000		130,000	6.375%, 01/15/15	144,696		144,696

			Electronics
			Delphi Corporation
300,000		300,000	6.50%, 08/15/13	301,355		301,355

			Materials
			Containers/Packaging
			Packaging Corporation of America
257,000		257,000	4.375%, 08/01/08	261,112		261,112

			Paper & Forest Products
			Georgia-Pacific Corp.
	10,000	10,000	7.500%, 5/15/06		10,587	10,587

			Total Materials	261,112	10,587	271,699

			Metals and Mining
			Alcan Aluminum Corporation
130,000		130,000	2.10%, 12/08/04 (144A) (v)	129,975	—	129,975

			Telecommunication Services
			Diversified Telecommunication Services
			American Cellular Corporation
100,000		100,000	10.00%, 08/01/11	84,000		84,000
		—	AT&T Corp.
	22,000	22,000	8.000%, 11/15/31		25,465	25,465
		—	British Telecommunications plc
	5,000	5,000	8.875%, 12/15/30		6,682	6,682
			Cincinnati Bell Inc.
300,000		300,000	8.375%, 01/15/14	286,500		286,500
		—	Deutsche Telekom International Finance BV
	40,000	40,000	8.250%, 6/15/30		52,783	52,783
		—	MCI, Inc.
	5,000	5,000	5.908%, 5/1/07		4,988	4,988
	5,000	5,000	6.688%, 5/1/09		4,931	4,931

See Notes to Financial Statements

21

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
	4,000	4,000	7.735%, 5/1/14		3,855	3,855
		—	New England Telephone & Telegraph
	25,000	25,000	7.875%, 11/15/29		30,307	30,307
		—	SBC Communications, Inc.
270,000	90,000	360,000	4.206%, 6/5/05 §	272,743	90,914	363,657
350,000		350,000	4.125%, 9/15/09 §	351,750		351,750
	25,000	25,000	4.125%, 9/15/09		25,125	25,125
	50,000	50,000	5.100%, 9/15/14		50,348	50,348
		—	Verizon Maryland, Inc.
	25,000	25,000	6.125%, 3/1/12		27,219	27,219
		—	Verizon New Jersey, Inc.
	10,000	10,000	7.850%, 11/15/29		12,238	12,238
		—	Verizon Pennsylvania, Inc.
	20,000	20,000	5.650%, 11/15/11		21,275	21,275

		—		994,993	356,130	1,351,123

		—	Wireless Telecommunication Services
			Cingular Wireless
120,000		120,000	6.50%, 12/15/11	134,649		134,649
			Nextel Communications Inc.
100,000		100,000	7.375%, 08/01/15	111,000		111,000
			Vodafone Group plc
	30,000	30,000	7.750%, 2/15/10		35,298	35,298
	15,000	15,000	5.000%, 12/16/13		15,353	15,353

				245,649	50,651	296,300

			Total Telecommunication Services	1,240,642	406,781	1,647,423

			Transportation
			Norfolk Southern Corporation
400,000		400,000	2.83%, 02/28/05 (v)	400,937		400,937
			Utilities
			Electric Utilities
			Appalachian Power Co.
	65,000	65,000	3.600%, 5/15/08		64,786	64,786
		—	Dayton Power & Light Co.
	50,000	50,000	5.125%, 10/1/13 (b)(n)		50,394	50,394
		—	Entergy Gulf States, Inc.
	50,000	50,000	2.810%, 6/18/07 §(l)		50,178	50,178
	50,000	50,000	3.600%, 6/1/08		49,597	49,597
		—	Exelon Corp.
	10,000	10,000	6.750%, 5/1/11		11,267	11,267
		—	FirstEnergy Corp.
	10,000	10,000	7.375%, 11/15/31		11,394	11,394
			Niagara Mohawk Power Corporation (MBIA)
100,000		100,000	7.75%, due 05/15/06	107,168		107,168
			Niagara Mohawk Power Corporation (Series G)
100,000		100,000	7.75%, 10/01/08	228,138		228,138
		—	Oncor Electric Delivery Co.
	15,000	15,000	7.000%, 9/1/22		17,045	17,045
		—	Pepco Holdings, Inc.
	90,000	90,000	6.450%, 8/15/12		99,241	99,241
		—	Progress Energy, Inc.
	25,000	25,000	7.750%, 3/1/31		29,681	29,681
		—	Virginia Electric & Power Co.
	25,000	25,000	5.750%, 3/31/06		25,995	25,995

				335,306	409,578	744,884

			Multi-Utilities & Unregulated Power
			Consolidated Natural Gas Co.
	25,000	25,000	5.000%, 3/1/14		25,260	25,260
		—	Dominion Resources, Inc.
	25,000	25,000	5.125%, 12/15/09		26,124	26,124
		—	GPU, Inc.
	50,000	50,000	7.700%, 12/1/05		52,405	52,405
		—	Texas Eastern Transmission LP
	40,000	40,000	5.250%, 7/15/07		41,882	41,882
				—	145,671	145,671

			Total Utilities	335,306	555,249	890,555

			Total Long-Term Debt Securities
			(Cost $47,347,056, $32,848,785 and $80,195,841, respectively)	48,295,152	33,341,524	81,636,676

Principal Amount	Principal Amount	Principal Amount
			SHORT-TERM DEBT SECURITIES:
			Certificate of Deposit
			Citibank N.A.
	500,000	500,000	2.03%, 1/24/05		499,965	499,965
			Commercial Paper
			ANZ Delaware, Inc.
1,200,000		1,200,000	1.635%, 11/18/04	1,199,073		1,199,073
500,000		500,000	1.64%, 11/18/04	499,613		499,613
300,000		300,000	1.83%, 12/01/04	299,543		299,543
500,000		500,000	1.845%, 12/17/04	498,821		498,821
	500,000	500,000	1.96%, 12/17/04		498,724	498,724
			ASB Bank
1,600,000			1.73%,12/03/04	1,597,540		1,597,540
800,000			2.04%, 2/14/05	795,240		795,240
			Bank of Ireland
2,300,000			1.785%, 12/08/04	2,295,780		2,295,780
	500,000	500,000	1.84%, 12/6/04 (m)		499,079	499,079
		—	Barclays U.S. Funding Corp.
400,000			1.61%, 11/03/04	399,964		399,964
2,000,000			1.80%, 12/08/04	1,996,300		1,996,300
	100,000	100,000	1.89%, 12/21/04		99,733	99,733
100,000			1.985%, 2/01/05	99,493		99,493
	200,000	200,000	2.04%, 2/1/05		198,950	198,950
		—	CBA Finance, Inc.
	300,000	300,000	1.74%, 11/22/04		299,681	299,681
	200,000	200,000	1.87%, 12/20/04		199,482	199,482
			CDC			—
800,000		800,000	1.67%, 11/23/04	799,184		799,184
			Danske Corp.

See Notes to Financial Statements

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
200,000		200,000	1.645%, 11/22/04	199,808		199,808
500,000		500,000	1.725%, 12/03/04	499,233		499,233
	300,000	300,000	2.07%, 2/14/05		298,182	298,182
			Dexia
1,000,000			2.01%, 1/21/05	995,478		995,478
			Dexia Delaware LLC
	500,000	500,000	2.03%, 1/25/05		497,590	497,590
			DNB Bank
500,000			1.73%, 12/02/04	499,255		499,255
900,000			1.725%, 12/03/04	898,620		898,620
200,000			1.81%, 12/20/04	199,507		199,507
900,000			1.84%, 12/23/04	897,608		897,608
			DnB NOR Bank ASA
	500,000	500,000	1.88%, 12/23/04		498,619	498,619
			DuPont (E.I.) de Nemours & Co.
	100,000	100,000	1.87%, 12/20/04		99,741	99,741
1,900,000			1.885%, 12/21/04	1,895,026		1,895,026
			European Investment Bank
2,000,000			1.785%, 12/13/04	1,995,835		1,995,835
			Fortis Funding
	500,000	500,000	2.02%, 1/21/05 §		497,715	497,715
			General Electric Capital Corp.
500,000		500,000	1.61%, 11/16/04	499,665		499,665
	100,000	100,000	1.75%, 11/16/04		99,922	99,922
	200,000	200,000	1.82%, 12/16/04		199,536	199,536
			General Motors Acceptance Corporation
210,000		210,000	2.404%, 03/22/05	208,023		208,023
600,000		600,000	2.495%, due 04/05/05	593,554		593,554
		—	HBOS Treasury Services plc
1,700,000			1.715%, 11/26/04	1,697,975		1,697,975
300,000			1.82%,12/14/04	299,348		299,348
	100,000	100,000	2.03%, 1/26/05		99,512	99,512
500,000			2.07%, 02/22/05	496,751		496,751
	500,000	500,000	2.09%, 2/22/05		496,720	496,720
			HSBC Bank
60,000			4.625%, 4/01/14	59,271		59,271
		—	ING U.S. Funding LLC
1,800,000			1.79%, 12/10/04	1,796,509		1,796,509
	200,000	200,000	1.81%, 12/10/04		199,599	199,599
700,000			1.82%, 12/16/04	698,408		698,408
		—	Nordea North America, Inc.
	200,000	200,000	1.80%, 11/29/04		199,711	199,711
500,000			1.97%, 2/01/05	497,483		497,483
	300,000	300,000	2.07%, 2/1/05		298,404	298,404
		—	Royal Bank of Canada
2,300,000			1.81%, 12/22/04	2,294,102		2,294,102
	300,000	300,000	1.85%, 12/22/04		299,202	299,202
			Shell Finance
1,100,000			1.685%, 11/24/04	1,098,816		1,098,816
			SLM Student Loan Trust
45,442			1.90%, 12/15/04	45,430		45,430
		—	Spintab AB
	200,000	200,000	1.66%, 11/10/04		199,908	199,908
200,000			1.71%, 12/03/04	199,696		199,696
	200,000	200,000	2.06%, 1/26/05		199,010	199,010
		—	Svenska Handelsbanken AB			—
	100,000	100,000	1.82%, 12/3/04		99,834	99,834
			Stadshypotek Bank
400,000		400,000	1.82%, 12/14/04	399,130		399,130
			Svenska Handlesbanken Inc.
100,000		100,000	1.625%, 11/04/04	99,986		99,986
400,000		400,000	1.74%,12/03/04	399,381		399,381
2,000,000		2,000,000	1.79%, 12/08/04	1,996,321		1,996,321
			Swedbank Forenings
600,000		600,000	1.785%, 12/07/04	598,929		598,929
500,000		500,000	1.80%, 12/20/04	498,775		498,775
			UBS Finance Inc.
600,000		600,000	1.765%, 12/07/04	598,941		598,941
1,200,000		1,200,000	2.03%, 2/22/05	1,192,354		1,192,354
400,000		400,000	2.07%, 2/28/05	397,263		397,263
		—	UBS Finance (Del) LLC
	500,000	500,000	1.75%, 11/16/04		499,610	499,610
			Unicredit Delaware
1,600,000		1,600,000	1.635%, 11/05/04	1,599,710		1,599,710
900,000		900,000	1.985%, 1/31/05	895,484		895,484
			Westpac Capital Corp.
1,800,000		1,800,000	1.665%, 11/23/04	1,798,168		1,798,168
100,000		100,000	1.69%, 11/26/04	99,883		99,883
	500,000	500,000	1.77%, 11/26/04		499,360	499,360

			Total Commercial Paper	39,620,277	7,077,824	46,698,101

			Government Securities
			Federal Home Loan Bank
	445,000	445,000	(Discount Note), 11/3/04		444,935	444,935
100,000	100,000	200,000	(Discount Note), 11/26/04	99,885	99,873	199,758
700,000		700,000	(Discount Note), 12/8/04	698,741		698,741
	300,000	300,000	(Discount Note), 1/19/05		298,723	298,723
		—	Federal Home Loan Mortgage Corp.
	200,000	200,000	(Discount Note), 1/11/05		199,235	199,235
			Federal National Mortgage Association
55,177		55,177	5.171%, 4/01/01	56,109		56,109
800,000		800,000	1.725%, 12/1/04 (s)	798,850		798,850
100,000	200,000	300,000	(Discount Note), 12/15/04	99,780	199,558	299,338
800,000	500,000	1,300,000	(Discount Note), 12/22/04	797,903	498,709	1,296,612
	200,000	200,000	(Discount Note), 1/5/05		199,299	199,299
	400,000	400,000	(Discount Note), 1/20/05		398,276	398,276
1,400,000		1,400,000	1.98%, 1/20/05 (v)	1,393,532		1,393,532
374,269		374,269	2.958%, 3/1/33 (v)	379,761		379,761
			Government National Mortgage Association
34,028		34,028	3.375%, 4/20/27 (v)	34,278		34,278
33,391		33,391	4.00%, 1/20/16 (v)	33,657		33,657
16,406		16,406	4.625%, 11/20/22 (v)	16,662		16,662
54,536		54,536	4.75%, 09/20/21 (v)	55,185		55,185
11,357		11,357	4.75%, 07/20/27 (v)	11,489		11,489
			U.S. Treasury Bills
195,000		195,000	1.575%, 12/02/04 (p)	194,736		194,736

See Notes to Financial Statements

23

AXA ENTERPRISE MULTIMANAGER CORE BOND FUND

Pro Forma Portfolio of Investments

As of October 31, 2004

(Unaudited)

EGF Total Return Principal Amount	AXA Premier Core Bond Principal Amount	Pro Forma AXA Enterprise Core Bond Principal Amount	Description	EGF Total Return Fund Market Value	AXA Premier Core Bond Fund Market Value	Pro Forma AXA Enterprise Core Bond Fund Market Value
50,000		50,000	1.595%, 12/02/04 (p)	49,931		49,931
20,000		20,000	1.58%, 12/16/04 (p)	19,960		19,960
50,000		50,000	1.63%, 12/16/04 (p)	49,898		49,898
20,000		20,000	1.649%, 12/16/04 (p)	19,959		19,959
2,300,000		2,300,000	1.65%, 12/16/04 (p)	2,295,256		2,295,256
180,000		180,000	1.658%, 12/16/04 (p)	179,627		179,627
	40,000	40,000	12/2/04 #(a)		39,945	39,945
	50,000	50,000	12/16/04 #(a)		49,902	49,902

			Total Government Securities	7,285,199	2,428,455	9,713,654

			Time Deposit
			JPMorgan Chase Nassau,
	1,396,223	1,396,223	1.29%, 11/1/04		1,396,223	1,396,223
			Repurchase Agreement
			State Street Bank & Trust Repurchase Agreement
1,048,000		1,048,000	1.45%, 11/01/04	1,048,000		1,048,000
			Proceeds $1,048,127 Collateral: U.S. Treasury Bond $665,000, 11.25% due 02/15/15, Value $1,090,663

			Total Short-Term Debt Securities (Amortized Cost $47,953,476, $11,402,467, and $59,355,843, respectively)	47,953,476	11,402,467	59,355,943

Number of Contracts (c)	Number of Contracts (c)	Number of Contracts (c)
			Options Purchased:
			Put Options *
			90 Day EURODollar Future
	9	9	December-04@$95.00 †		56	56
	10	10	June-05@$94.25		125	125
			Total Options Purchased
			(Cost $190)		181	181

			Total Investments Before Written Options and Securities Sold Short (Cost/Amortized Cost $95,300,533, $44,251,442 and $139,551,975, respectively)	96,248,628	44,744,172	140,992,800

			Options Written:
			Call Options (d)*
			U.S. 10 Year Treasury Note Future
	(9)	(9)	December-04@$114.00		(5,062)	(5,062)
		—	U.S. Bond Treasury Future
(40)	(1)	(41)	November-04@$114.00	(22,500)	(1,031)	(23,531)
		—	U.S. Bond Treasury Future
(14)			November-04@$115.00	(3,281)		(3,281)

				(25,781)	(6,093)	(31,874)

			Put Options *
			U.S. 10 Year Treasury Note Future
	(9)	(9)	December-04@$110.00		(422)	(422)
		—	U.S. Bond Treasury Future
	(1)	(1)	November-04@$107.00		(16)	(16)
					(438)	(438)
			Total Options Written
			(Premiums Received $33,641, $14,744 and $48,385, respectively)	25,781	6,969	32,750

			Total Investments Before Securities Sold Short (Cost/Amortized Cost $95,300,533 and $44,236,698)	96,248,628	44,737,641	140,960,488

	Principal Amount
			Securities Sold Short:
			U.S. Government Agencies
			Federal Home Loan Mortgage Corp.
	(300,000)	(300,000)	5.000%, 11/25/34 TBA		(299,062)	(299,062)
		—	Federal National Mortgage Association
	(200,000)	(200,000)	4.500%, 11/25/19 TBA		(200,500)	(200,500)
	(400,000)	(400,000)	5.000%, 11/25/34 TBA		(398,500)	(398,500)
	(400,000)	(400,000)	5.500%, 11/25/34 TBA		(407,250)	(407,250)
		—	Government National Mortgage Association
	(100,000)	(100,000)	6.000%, 11/15/34 TBA		(103,938)	(103,938)
			Total Securities Sold Short
			(Proceeds $1,399,082)		(1,409,250)	(1,409,250)

			Total Investments (Cost/Amortized Cost $95,300,533, $42,837,616 and $138,138,149, respectively)	96,248,628	43,328,391	139,551,238

(d)	Security is fair valued at October 31, 2004.

(p)	Security is segregated as collateral for open futures contracts.

(q)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing those securities.

(r)	Remarkable Security. With remarkable securities the remarking dealer or loan manager may opt to either redeem or remarket the security during a specirfied period of time.

(s)	The rate shown is the current effective yield.

(v)	Variable rate security; interest rate is as of October 31, 2004.

(x)	Company has filed for bankruptcy protection but is currently not in default of interest.

(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

(MBIA)	Municipal Bond Insurance Association.

(FSA) Financial	Security Assurance.

(REGS)	Regulation S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 and 904 of the Securities Act of 1933.

(REMIC)	Real Estate Mortgage Investment Conduit.

(TBA)	To Be Announced - certain specific details such as final par amount and maturity date have not yet been determined.

(TIPS)	Treasury inflation Protected Security. Principal amount is periodically adjusted for inflation.

Open futures outstanding at October 31, 2004 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Long Germany/Federative Republic 5-Year Bonds	12/04	58	$91,141.00
Long German/Federative Republic 10-Year Bonds	12/04	6	17,780.00
Long Japan Government 10-Year Bonds	12/04	1	16,530.00
Long U.S. Treasury 10-Year Notes	12/04	165	192,625.00
Long Eurodollar Futures	06/05	40	38,788.00
Long Eurodollar Futures	09/06	66	18,575.00
			$375,439.00

See Notes to Financial Statements

24

Pro Forma AXA Enterprise Multimanager Core Bond Financials

As of October 31, 2004

(Unaudited)

	Enterprise Total Return Fund	AXA Core Bond Fund	Pro Forma Adjustments		Pro Forma AXA Bond Fund
Statement of Assets and Liabilities
Assets
Investments at value	$96,248,628	$44,744,172	$—		$140,992,800
Cash	724	996	—		1,720
Foreign cash (Cost $411,803, $101,086, and $512,889 respectively)	418,036	104,062	—		522,098
Receivable for forward commitments	—	3,019,351	—		3,019,351
Receivable for securities sold	340,969	1,036,218	—		1,377,187
Dividends, interest and other receivables	364,396	253,053	—		617,449
Receivable from investment manager	18,743	13,114	—		31,857
Variation margin receivable on futures contracts and options on futures	71,471	6,097	—		77,568
Receivable from Fund shares sold	113,911	1,580	—		115,491
Other assets	40,855	12,123	—		52,978

Total assets	97,617,733	49,190,766	—		146,808,499

Liabilities
Payable for forward commitments	—	6,466,219	0		6,466,219
Payable for securities purchased	11,379,593	2,277,420	—		13,657,013
Securities sold short (Proceeds received $1,399,082)	—	1,409,250	—		1,409,250
Payable for Fund shares redeemed	529,073	32,701	—		561,774
Administrative fees payable	—	14,197	—		14,197
Trustees’ fees payable	—	9,642	—		9,642
Distribution fees payable	11,184	8,009	—		19,193
Options written, at value (Premiums received $33,641, $14,744 and $48,885)	25,781	6,531	—		32,312
Accrued expenses	77,763	94,637	—		172,400

Total liabilities	12,023,394	10,318,606	—		22,342,000

Net Assets	$85,594,339	$38,872,160	$—		$124,466,499

Investments at cost	$95,300,533	$44,251,442	$—		$139,551,975

Components of Net Assets:
Paid in capital	$82,450,700	$37,980,935	$—		$120,431,635
Accumulated underdistributed net investment income	49,391	7,399	—		56,790
Accumulated undistributed net realized gain	1,775,190	366,738	—		2,141,928
Unrealized appreciation (depreciation) on investments and foreign	1,319,058	517,088	—		1,836,146
currency translations	—	—	—		—

Net Assets	$85,594,339	$38,872,160	$—		$124,466,499

Class A Shares:
Net Assets	$37,432,537	$4,286,752	$—		$41,719,289

Shares outstanding	3,535,326	419,094	124,263	(a)	4,078,683

Net asset value, offering and redemption price per share	$10.59	$10.23	$—		$10.23
Maximum sales charge (4.75%, 4.50% and 4.50% of offering, respectively)	$0.53	$0.48	$—		$0.48

Maximum offering price per share	$11.12	$10.71	$—		$10.71

Class B Shares:
Net Assets	$26,356,324	$7,380,179	$—		$33,736,503

Shares outstanding	2,490,418	723,170	92,189	(a)	3,305,777

Net asset value, offering and redemption price per share	$10.58	$10.21	$—		$10.21

Class C Shares:
Net Assets	$19,730,395	$999,563	$—		$20,729,958

Shares outstanding	1,864,540	98,014	70,160	(a)	2,032,714

Net asset value, offering and redemption price per share	$10.58	$10.20	$—		$10.20

Class Z Shares:
Net Assets	$2,075,083	$26,205,666	$—		$28,280,749

Shares outstanding	196,088	2,561,497	6,743	(a)	2,764,328

Net asset value, offering and redemption price per share	$10.58	$10.23	$—		$10.23

(a)	Reflects additional shares of the portfolio.

See Notes to Financial Statements

25

Pro Forma AXA Enterprise Multimanager Core Bond Financials

(Unaudited)

	EGF Total Return	AXA Premier Core Bond	Pro Forma Adjustments		Pro Forma AXA Enterprise Multimanager Core Bond
	For the period Jan. 1, 2004 to Oct. 1, 2004)	For the year ended Oct. 31, 2004)
Statement of Operations
Investment Income
Interest	$1,845,748	$1,394,414	$—		$3,240,162
Securities lending	$10,902				$10,902
Other Income	54,253				54,253

Total income	1,910,903	1,394,414	—		3,305,317

Expenses
Investment management fees	463,083	280,351	135,349	(a)	878,783
Administrative fees	—	169,773	137,338	(a)	307,111
Transfer Agent fees	224,200	138,320	(7,520	)(b)	355,000
Professional fees	17,284	84,247	(24,531	)(b)	77,000
Custodian fees	62,303	78,730	35,967	(a)	177,000
Registration and filing fees	32,568	37,868	(26,436	)(b)	44,000
Printing and mailing expenses	23,952	34,780	8,768	(a)	67,500
Trustees’ fees	2,277	32,587	(13,864	)(b)	21,000
Distribution fees - Class A	138,719	11,218	36,725	(a)	186,662
Distribution fees - Class B	222,903	82,685	44,554	(a)	350,142
Distribution fees - Class C	164,892	12,236	32,967	(a)	210,095
Miscellaneous	5,624	21,408	(17,032	)(b)	10,000

Gross expenses	1,357,805	984,203	342,285		2,684,293
Less: Waiver of investment management fees	—	(280,351)	(598,432	)(a)	(878,783)
Reimbursement from investment manager	(190,095)	(277,416)	413,529		(53,982)
Fees paid indirectly	—	—	—		—

Net expenses	1,167,710	426,436	157,382		1,751,528

Net Investment Loss	743,193	967,978	(157,382)		1,553,789

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Securities	862,473	433,642	—		1,296,115
Securities sold short		(32,544)	—		(32,544)
Options and options on futures written	204,501	57,624	—		262,125
Futures	1,381,921	61,756	—		1,443,677
Foreign currency transactions	(43,393)	7,698	—		(35,695)

Net realized gain	2,405,502	528,176	—		2,933,678

Change in unrealized appreciation (depreciation) on:
Securities	(254,316)	329,656	—		75,340
Securities sold short		(7,316)	—		(7,316)
Options and options on futures written	(66,597)	(954)	—		(67,551)
Swaps	(38,014)		—
Futures	40,793	93,646	—		134,439
Foreign currency translations	(10,229)	(24,548)	—		(34,777)

Net change in unrealized appreciation	(328,363)	390,484	—		62,121

Net Realized and Unrealized Gain	2,077,139	918,660	—		2,995,799

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,820,332	$1,886,638	$(157,382)		$4,549,588

Foreign taxes withheld on dividends	$—	$—	$—		$—

(a)	Reflects adjustment in expenses due to effects of new contract rate.

(b)	Reflects adjustment in expenses due to elimination of duplicative services.

See Notes to Financial Statements

26

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(UNAUDITED - As of October 31, 2004)

NOTE 1 – BASIS OF COMBINATION:

On December 15, 2004 the Board of Directors of the The Enterprise Group of Funds, Inc. (the “Company”) approved a proposed Agreement and Plan of Reorganization and Termination (“Reorganization”). The Reorganization contemplates the transfer of all assets of the Enterprise Total Return Bond Fund (“Total Return Fund”) to the AXA Enterprise Multimanager Core Bond Fund (“AXA Core Bond”) and assumption by the AXA Core Bond of all of the stated liabilities of the Total Return Fund in exchange for shares of AXA Core Bond having an aggregate value equal to the assets and liabilities of the Total Return Fund, and the subsequent liquidation of the Total Return Fund. The Total Return Fund’s annual contractual management fee equals 0.65% of average daily net assets. The AXA Core Bond’s annual contractual management fee rate equals 0.70% of average daily net assets. AXA Equitable Life Insurance Company has agreed to waive or limit its fees and to assume other expenses of the AXA Core Bond so that the total annual operating expenses are limited to 1.25%, 1.80%, 1.80% and 0.80% of the average daily net assets of Class A, Class B, Class C and Class Y shares, respectively. The Reorganization is subject to Total Return Fund shareholder approval. A special meeting of shareholders of the Total Return Fund will be held on or about April 20, 2005.

The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2004. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Total Return Fund and the AXA Core Bond at October 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of Total Return Fund and the AXA Core Bond for the period/year ended October 31, 2004. These statements have been derived from the respective Fund’s books and records utilized in calculating daily net asset value at the dates indicated above for the Total Return Fund and the AXA Core Bond under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the AXA Core Bond for pre-combination periods will not be restated.

The AXA Core Bond is the “accounting survivor.” The general criteria that is applied to determine the proper accounting survivor is outlined in the “AICPA Accounting and Audit Guide for Investment Companies,” and include in their order of relative importance:

a.)	Portfolio Management—The merged entity will be managed by the same investment advisers in the AXA Core Bond.

b.)	Portfolio Composition - The portfolio composition of the merged entity will resemble the portfolio structure of the AXA Core Bond.

c.)	Investment, Polices and Restrictions – The merged entity will have the same investment policies and restrictions as the AXA Core Bond.

27

d.)	Expense Structure and Expense Ratios – The merged entity will have the same expense structure and expense ratios as the AXA Core Bond.

The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information for the AXA Enterprise Multimanager Funds Trust (“Trust”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

Stocks listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

28

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities not traded directly, or in American Depositary Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term debt securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days are valued at representative, quoted prices.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Board of Trustees.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Fund when the Trust’s investment manager deems that the particular event or circumstance would materially affect such Fund’s net asset value.

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily.

Realized gains and losses on the sale of investments are computed on the basis of the specific identification method of the investments sold.

29

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, forward foreign currency exchange contracts and foreign cash recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations of the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”) applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed at least annually. Depending on circumstances post merger, the Fund may have a low factor on the amount of capital loss carry forwards it may utilize in future years. Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Funds to which such gains are attributable. All dividends are distributed on a tax basis and, as such, the amounts may differ from financial statement investment income and realized capital gains. Those differences are primarily due to differing book and tax treatments for deferred organization costs, forward foreign currency transactions, losses due to wash sales transactions, mark-to market of forward contracts, mark-to-market of passive foreign investment companies, and straddle transactions.

30

Short-term capital gains and foreign currency gains are treated as capital gains for accounting (book) purposes but are considered ordinary income for tax purposes.

NOTE 3 – SHARES:

Each of the Total Return Fund and the AXA Core Bond Fund offer Class A, Class B, Class C and Class Y shares. Each class of shares of the Total Return Fund is substantially identified to the corresponding class of shares of the AXA Core Bond Fund. The AXA Core Bond Fund also offers Class P shares, but they are not involved in the Reorganization. The unaudited pro forma net asset value per share assumes additional shares of beneficial interest issued for each class in connection with the proposed acquisition of the Total Return Fund by the Premier Core Bond as of October 31, 2004. The number of additional shares issued was calculated by dividing the net asset value of Class A, Class B, Class C and Class Y of the Total Return Fund by the corresponding net asset value per share of the Premier Core Bond.

NOTE 4 – UNAUDITED PRO FORMA ADJUSTMENTS:

The accompanying unaudited pro forma financial statements reflect changes in the Premier Core Bond’s shares as if the merger had taken place on October 31, 2004. The Funds will bear the expenses of the Reorganization, which are estimated at $             . The pro forma adjustments include expense adjustments due to the annualization of certain items in the statement of operations.

31

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

PROXY	THE ENTERPRISE GROUP OF FUNDS, INC. Enterprise Technology Fund Enterprise Total Return Fund	PROXY

Special Meeting of Shareholders –                 2005

This proxy is being solicited for the Board of Directors of The Enterprise Group of Funds, Inc. (the “Corporation”) on behalf of the Funds listed above, each of which is a series of the Corporation. The undersigned hereby appoints as proxies                      and                     , and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Funds listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

VOTE TODAY BY MAIL, TOUCH-TONE PHONE OR THE INTERNET. CALL TOLL FREE                       OR LOG ON TO https://vote.proxy-direct.com. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS.

CONTROL NUMBER: 999 9999 9999 999

NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated – for example: “ABC Corp., John Doe, Treasurer.”

Signature

Signature (if held jointly)

Please mark your vote on the reverse side of this card.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

The Board of Directors recommends a vote “FOR” each Proposal. Please indicate your vote by filling in the box completely. EXAMPLE:■

	FOR	AGAINST	ABSTAIN
1. Approval of the Agreement and Plan of Reorganization and Termination that provides for the reorganization of the Enterprise Technology Fund, a series of The Enterprise Group of Funds, Inc., into the AXA Enterprise Multimanager Technology Fund, a series of the AXA Enterprise Multimanager Funds Trust.	☐	☐	☐

2. Approval of the Agreement and Plan of Reorganization and Termination that provides for the reorganization of the Enterprise Total Return Fund, a series of The Enterprise Group of Funds, Inc., into the AXA Enterprise Multimanager Core Bond Fund, a series of the AXA Enterprise Multimanager Funds Trust.	☐	☐	☐

Please date and sign the reverse side of this card.

PART C

OTHER INFORMATION

Item 15.	Indemnification.

Article VIII of the Agreement and Declaration of Trust of the Registrant states:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant states:

Section 5. Amendments. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. . . .

Section 7. Applicable Law. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . .. (b) Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . .. . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Article X of the By-Laws of the Registrant states:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

Section 2. D. of the Registrant’s Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5. A. and 5. B. of each of the Registrant’s Investment Advisory Agreements state:

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or

(ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Allocated Portion, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

Article Tenth of each of the Registrant’s Distribution Agreements states:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Trust on behalf of the Fund agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or the Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Trust and the Fund against any and all claims, demands, liabilities and expenses which the Trust or a Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not be authorized by the Trust or a Fund in its prospectus or in this Agreement.

The Distributor agrees to indemnify the Trust and the Fund against any and all claims, demands, liabilities and expenses which the Trust or a Fund may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or a Fund in connection therewith by or on behalf of the Distributor.

Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Fund’s transfer agent(s), or for any failure of any such transfer agent to perform its duties.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iii) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilties, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits.

(1)	(a)(1)	Agreement and Declaration of Trust of Registrant. (1)

	(a)(2)	Certificate of Trust of Registrant. (1)

	(a)(3)	Certificate of Amendment of Certificate of Trust of Registrant. (5)

(2)	Copy of By-laws of Registrant. (1)

(3)	None other than provisions contained in Exhibit (a)(1) and (b).

(4)	Form of Agreement and Plan of Reorganization and Termination; filed herewith as Exhibit A to the Combined Proxy Statement and Prospectus set forth as Part A to the Registration Statement on Form N-14.

(5)	Not Applicable.

(6)	(a)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”) dated as of November 30, 2001. (3)

	(b)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand Capital Management, Inc. (“Firsthand”) dated as of July 31, 2003 with respect to AXA Enterprise Multimanager Technology Fund (“AXA Technology Fund”). (4)

	(c)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Firsthand with respect to AXA Technology Fund. (4)

	(d)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington dated as of August 18, 2003 with respect to AXA Technology Fund. (4)

	(e)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and Wellington with respect to AXA Technology Fund. (4)

	(f)	Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM Capital Management LLC (“RCM”) dated as of July 31, 2003 with respect to AXA Technology Fund. (4)

	(g)	Amendment No. 1 dated as of December 12, 2003 to Amended and Restated Investment Advisory Agreement between AXA Equitable and RCM with respect to AXA Technology Fund. (4)

	(h)	Amended and Restated Investment Advisory Agreement between AXA Equitable and BlackRock Advisors, Inc. dated as of August 18, 2003 with respect to AXA Equitable Multimanager Core Bond Fund (“AXA Bond Fund”). (4)

	(i)	Amended and Restated Investment Advisory Agreement between AXA Equitable and Pacific Investment Management Company LLC dated as of July 31, 2003 with respect to AXA Bond Fund. (4)

(7)	(a)(i)	Distribution Agreement between Registrant and AXA Advisors LLC (“AXA Advisors”) dated as of November 30, 2001. (1)

	(a)(ii)	Amended and Restated Distribution Agreement between Registrant and AXA Advisors dated December 10, 2004. (5)

	(b)(i)	Distribution Agreement between Registrant and Equitable Distributors, Inc. (“EDI”) dated as of November 30, 2001. (1)

	(c)(i)	Distribution Agreement between Registrant and AXA Distributors LLC (“AXA Distributors”) dated as of November 30, 2001. (1)

	(c)(ii)	Amended and Restated Distribution Agreement between Registrant and AXA Distributors dated December 10, 2004. (5)

	(d)	Distribution Agreement between Registrant and Enterprise Fund Distributors, Inc. (“EFD”) dated December 10, 2004. (5)

(8)	Not applicable.

(9)	(a)	Global Custody Agreement between Registrant and JPMorgan Chase Bank (“JPMorgan Chase”) dated as of December 31, 2001. (2)

(10)	(a)(i)	Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant. (5)

	(a)(ii)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B and Class C shares of the Registrant. (1)

	(a)(iii)	Distribution Plan with respect to Class P shares (formerly Class A Shares) of Registrant. (1)

	(a)(iv)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to Class P shares of the Registrant. (5)

	(b)(i)	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. (1)

	(b)(ii)	Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. (5)

(11)	Legal Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered. (Filed herewith.)

(12)	Opinion of Kirkpatrick & Lockhart LLP as to tax matters. (To be filed.)

(13)	(a)	Mutual Funds Service Agreement between Registrant and AXA Equitable dated as of November 30, 2001. (1)

	(b)(i)	Expense Limitation Agreement between Registrant and AXA Equitable dated as of November 30, 2001. (1)

	(b)(ii)	Amended and Restated Expense Limitation Agreement between Registrant and AXA Equitable effective as of June 1, 2002. (2)

	(c)	Transfer Agency Services Agreement between Registrant and Boston Financial Data Services, Inc., a division of State Street Bank and Trust Company dated as of December 13, 2004.

(14)	Consent of PricewaterhouseCoopers LLP, registered independent public accounting firm. (Filed herewith.)

(15)	Not Applicable.

(16)	(a)	Powers of Attorney. (1)

	(b)	Revised Powers of Attorney. (2)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 5, 2001 (File No. 333-70752).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on December 19, 2002 (File No. 333-70752).

(3)	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on February 20, 2003 (File No. 333-70752).

(4)	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 13, 2004 (File No. 333-70752).

(5)	Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A filed on December 30, 2004 (File No. 333-70752).

Item 17.	Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 30th day of December, 2004.

AXA Enterprise Multimanager Funds Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
Trustee, President and Chief Executive Officer

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	December 30, 2004

/s/ Gerald C. Crotty* Gerald C. Crotty	Trustee	December 30, 2004

/s/ Barry Hamerling* Barry Hamerling	Trustee	December 30, 2004

/s/ Cynthia R. Plouche* Cynthia R. Plouche	Trustee	December 30, 2004

/s/ Raymond L. Solomon* Raymond L. Solomon	Trustee	December 30, 2004

/s/ Kenneth T. Kozlowski* Kenneth T. Kozlowski	Chief Financial Officer	December 30, 2004

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number.	Description of Exhibit

(11)	Opinion of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered

(14)	Consent of PricewaterhouseCoopers LLP